                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-7815

                          Advantus Index 500 Fund, Inc.
               (Exact name of registrant as specified in charter)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
               (Address of principal executive offices) (Zip code)

                              Eric J. Bentley, Esq.
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                 (651) 665-3500

                        Date of fiscal year end: July 31
                     Date of reporting period: July 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

ADVANTUS EQUITY FUNDS


[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]


ANNUAL REPORT TO SHAREHOLDERS
DATED JULY 31, 2003


ADVANTUS CORNERSTONE FUND, INC.
A LARGE COMPANY VALUE FUND

ADVANTUS ENTERPRISE FUND, INC.
A SMALL COMPANY GROWTH FUND

ADVANTUS HORIZON FUND, INC.
A LARGE COMPANY GROWTH FUND

ADVANTUS INDEX 500 FUND, INC.
A LARGE COMPANY INDEX FUND

ADVANTUS REAL ESTATE SECURITIES FUND, INC.
A REAL ESTATE - RELATED SECURITIES FUND

ADVANTUS VENTURE FUND, INC.
A SMALL COMPANY VALUE FUND


CUT DOWN PAPERWORK, NOT TREES

ADVANTUS NOW OFFERS E-DELIVERY OF PROSPECTUSES, ANNUAL AND SEMI-ANNUAL REPORTS. TO FIND OUT MORE, CALL ADVANTUS SHAREHOLDER SERVICES AT (800) 665-6005.

        ADVANTUS FIXED INCOME AND BLENDED FUNDS AND ADVANTUS EQUITY FUNDS

  PROSPECTUS SUPPLEMENT DATED AUGUST 20, 2003 TO THE ADVANTUS FIXED INCOME AND BLENDED FUNDS PROSPECTUS DATED JANUARY 31, 2003 AS SUPPLEMENTED APRIL 24, 2003,
  JUNE 18, 2003 AND AUGUST 8, 2003 AND TO THE ADVANTUS EQUITY FUNDS PROSPECTUS
   DATED NOVEMBER 29, 2002, AS SUPPLEMENTED FEBRUARY 3, 2003, APRIL 24, 2003,
                        JUNE 18, 2003 AND AUGUST 8, 2003

I. The portfolio manager information for the bond, Money Market and Mortgage Securities Funds which appears in the table on page 24 of the Advantus Fixed Income and Blended Funds Prospectus is amended to read as follows:

                             PORTFOLIO MANAGER      PRIMARY PORTFOLIO      BUSINESS EXPERIENCE DURING
         FUND                    AND TITLE            MANAGER SINCE             PAST FIVE YEARS
Bond                      Christopher R. Sebald     August 14, 2003     Senior Vice President and Lead
                          Portfolio Manager                             Portfolio Manager, Total Return
                                                                        Fixed Income, Advantus Capital,
                                                                        since August, 2003; Senior Vice
                                                                        President and Portfolio manager,
                                                                        AEGON USA Investment Management,
                                                                        2000 through July 2003; Director
                                                                        of Portfolio Management,
                                                                        GMAC-RFC, January 1998 through
                                                                        July 2000

Money Market              Tom Houghton              August 18, 2003     Vice President and Portfolio
                          Portfolio Manager                             Manager, Total Return Fixed
                                                                        Income, Advantus Capital, since
                                                                        August 2003; Senior Investment
                                                                        Officer, Advantus Capital, April
                                                                        2002 to August 2003; Senior
                                                                        Securities Analyst, Public
                                                                        Corporate Bonds, Advantus
                                                                        Capital, July 2001 through March
                                                                        2002; Senior Investment Officer,
                                                                        Public Corporate Bonds, Advantus
                                                                        Capital, July 1999 to June 2001;
                                                                        Head of Fixed Income Trading,
                                                                        Advantus Capital, January 1998 to
                                                                        June 1999.

Mortgage Securities       Christopher R. Sebald     August 14, 2003     Senior Vice President and Lead
                          Portfolio Manager                             Portfolio Manager, Total Return
                                                                        Fixed Income, Advantus Capital,
                                                                        since August, 2003; Senior Vice
                                                                        President and Portfolio manager,
                                                                        AEGON USA Investment Management,
                                                                        2000 through July 2003; Director
                                                                        of Portfolio Management,
                                                                        GMAC-RFC, January 1998 through
                                                                        July 2000

II. The portfolio manager information for the Cornerstone Fund which appears on page 31 of the Advantus Equity Funds Prospectus is amended to read as follows:

                             PORTFOLIO MANAGER      PRIMARY PORTFOLIO      BUSINESS EXPERIENCE DURING
         FUND                    AND TITLE            MANAGER SINCE             PAST FIVE YEARS
Cornerstone               Matthew T. Norris         July 21, 2003       Portfolio Manager with Waddell &
                          Portfolio Manager                             Reed Ivy Investment Company since
                                                                        July 2003; Portfolio Manager from
                                                                        January 2000 to June 2003, and
                                                                        Analyst from December 1997 to
                                                                        January 2000, with Advantus
                                                                        Capital.

Investors should retain this supplement for future reference.

F. 59559 8-2003

ADVANTUS EQUITY FUNDS
TABLE OF CONTENTS

PERFORMANCE UPDATES

  Cornerstone Fund                                                      3

  Enterprise Fund                                                       8

  Horizon Fund                                                         13

  Index 500 Fund                                                       19

  Real Estate Securities Fund                                          23

  Venture Fund                                                         29

INVESTMENTS IN SECURITIES

  Cornerstone Fund                                                     34

  Enterprise Fund                                                      39

  Horizon Fund                                                         44

  Index 500 Fund                                                       47

  Real Estate Securities Fund                                          64

  Venture Fund                                                         67

FINANCIAL STATEMENTS

  Statements of Assets and Liabilities                                 78

  Statements of Operations                                             80

  Statements of Changes in Net Assets                                  82

  Notes to Financial Statements                                        88

INDEPENDENT AUDITORS' REPORT                                          118

FEDERAL INCOME TAX INFORMATION (UNAUDITED)                            119

DIRECTORS AND EXECUTIVE OFFICERS                                      123

SHAREHOLDER SERVICES                                                  125

LETTER FROM THE PRESIDENT

[PHOTO]

Dear Shareholders:

Economic recovery has been a long road. Economic growth dropped below trend nearly three years ago and has not yet FULLY recovered despite external assistance. The Federal Reserve has pumped an unprecedented amount of monetary stimulus into the economy by easing interest rates thirteen times over 2-1/2 years. The federal government has also done its part to pump some fiscal octane into the country's economic engine. The latest federal tax package was the Jobs and Growth Tax Relief Reconciliation Act of 2003 signed into law on May 28, 2003. Improvements are underway with the economy still growing, but at a rate significantly less than expected over the long-term trend.

Over this reporting period, we have seen the S&P 500 Index*, a broad index of core large equities, return 10.64 percent for the year ended July 31, 2003. The NASDAQ Composite Index**, including many small and mid-cap stocks, returned
32.91 percent for the same period. Whether as a result of better market psychology or lower interest rates, the equity market looked very favorable in the first half of 2003.

In the fixed income market, the yield curve has become steeper with low interest rates on the short end, but the longer end reflects signs of growth and an improving economy. For the year ended July 31, 2003, corporate bonds outperformed Treasuries, and mortgage securities significantly lagged both. (Lehman Brothers Credit Corporate Securities Index*** 11.30 percent, Lehman Brothers Treasury Securities Index+ 4.54 percent, and Lehman Brothers Mortgage-backed Securities Index++ 2.57 percent).

We expect the Federal Reserve to remain accommodative until consistent improvements in growth and employment are reported. We expect moderate growth and improving equity market performance. As growth emerges, we feel that fixed income performance may become more challenging.

In April 2003, Advantus Capital Management, Inc. (Advantus Capital) and certain companies affiliated with Advantus Capital entered into a Strategic Alliance Agreement and a related Purchase Agreement with Waddell & Reed Financial, Inc. (W&R), a leading U.S. mutual fund firm, its affiliate, Waddell & Reed Ivy Investment Company (WRIICO), and certain other companies affiliated with W&R. Under these agreements, Advantus Capital agreed to sell to WRIICO its assets related to the Advantus Funds. Advantus Capital has also recommended to the Board of Directors of the Advantus Funds that each Advantus Fund be merged into an existing or newly formed mutual fund managed by WRIICO in either Ivy Funds, Inc. (a Maryland corporation) or Ivy Funds (a Massachusetts business trust), and the Board of Directors has approved each Fund's merger subject to approval of the shareholders of the Fund. It is currently anticipated that shareholders will receive a proxy statement/prospectus with detailed information regarding this proposal in early October. If you have any questions regarding the proxy, please call your financial advisor. Your response to the proxy is important, so please vote.

Sincerely,


/s/ Dianne Orbison

Dianne Orbison
President, Advantus Equity Funds


*The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
**The NASDAQ Composite Index is a broad based capitalization-weighted index of all NASDAQ National Market and SmallCap Stocks.
***The Lehman Brothers Credit Corporate Securities Index is a broad index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered.
+The Lehman Brothers Treasury Securities Index is a broad index of public obligations of the U.S. Treasury with a remaining maturity of one year or more. ++The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

ADVANTUS CORNERSTONE FUND

PERFORMANCE UPDATE

PERFORMANCE

The Fund's performance for the year ended July 31, 2003 for each class of shares outstanding is as follows:

                  Class A                         7.23 percent*
                  Class B                         6.55 percent*
                  Class C                         6.49 percent*

This compares to the Fund's benchmark, the Russell 1000 Value Index**, which returned 10.75 percent for the same period.

DURING THE PERIOD FROM AUGUST 1, 2002 THROUGH APRIL 30, 2003, THE FUND WAS MANAGED BY ADVANTUS CAPITAL MANAGEMENT, INC. DURING THE BALANCE OF THE YEAR COVERED BY THIS REPORT, FROM MAY 1, 2003 THROUGH JULY 31, 2003, THE FUND WAS MANAGED BY WADDELL & REED IVY INVESTMENT COMPANY. SEPARATE DISCUSSIONS OF FUND PERFORMANCE DURING EACH PERIOD ARE PROVIDED BELOW.

PERFORMANCE ANALYSIS AUGUST 1, 2002 - APRIL 30, 2003
DISCUSSION BY ADVANTUS CAPITAL MANAGEMENT, INC.

The Cornerstone Fund's performance during the nine months ended April 30, 2003 was attributable primarily to individual stock selections.

Over the period from August 1, 2002 through April 30, 2003, our fundamental analysis and risk management tools minimized the potentially negative effects found in Consumer Staple, Industrial, Basic Material and Utility companies.

The Fund's Class A shares returned 0.15% (before the impact of sales load) for the nine months ended April 30, 2003, and underperformed the Fund's benchmark index, the Russell 1000 Value Index**, which returned 1.24% for the same period. The Fund's performance was positively affected by superior stock selection within Major Banks, Consumer Staples, Electric Utilities, Basic Materials, Energy and REITs. Strong performers for the period included US Bancorp, Nabors Industries, Home Depot, Clear Channel, Oracle, and Wachovia. The Fund's performance was adversely affected by missing some better performing Telecommunications names, and by owning overweights in LSI Logic, HCA, CSX and Merck.

Overall contributions to performance from sector allocations were small. The Fund was adversely affected by underweighting Financials, and by overweighting Transportation and Industrials. These allocations were offset by positive contributions to performance from overweights in Information Technology, Consumer Staples and Energy.

PERFORMANCE ANALYSIS MAY 1, 2003 - JULY 31, 2003
DISCUSSION BY WADDELL & REED IVY INVESTMENT COMPANY
MATTHEW T. NORRIS, CFA
PORTFOLIO MANAGER

The stock market came to life in the past three months. The market responded to the successful outcome to the military action in Iraq, the continued easing of interest rates by the Federal Reserve and the passage of tax cut legislation by Congress. We believe that most of the market movement since mid-May has been reflective of massive monetary and fiscal stimulus policies and the unfolding of a better profit picture. In leading the markets, small-cap stocks outpaced the large-cap stocks and large-cap value stocks slightly outperformed large-cap growth stocks.

For the three months ending July 31, 2003, the Class A shares of the Fund increased 7.08 percent, before the impact of sales load. This compares with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market)**, which increased
9.41 percent during the period.

The Fund underperformed the Russell 1000 Value Index during the past three months. Contributing to the Fund's underperformance was the security selection in the healthcare sector. Investment in several large pharmaceutical companies dragged the Fund down. Another factor that caused the Fund to underperform the benchmark was the selection of technology securities. Despite the overall strength of technology in the portfolio, our security selection returned less than the benchmark's. The consumer discretionary sector provided the greatest gains against the benchmark in the portfolio.

OUTLOOK

Going forward, we continue to believe that pharmaceutical stocks offer attractive valuations given the aging demographic profile of the United States. We also intend to place a greater emphasis on stocks in the portfolio that offer higher-than market dividend yields. We believe that these securities will benefit from the new legislation that eliminates the double taxation of dividends. In the current environment, we continue to view the best strategy to be that of pursuing solid fundamentals. We continue to base our decisions on in-depth research in an effort to turn up solid long-term opportunities and results.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market

TEN LARGEST STOCK HOLDINGS

                                                  MARKET      % OF STOCK
SECURITY DESCRIPTION                 SHARES       VALUE        PORTFOLIO
--------------------                --------   ------------   ----------
Citigroup, Inc.                      54,113    $  2,424,262      3.6%
Bank of America Corporation          28,500       2,353,245      3.5%
Wells Fargo & Company                41,100       2,076,783      3.1%
U.S. Bancorp                         83,258       2,041,486      3.1%
Exxon Mobil Corporation              55,206       1,964,228      2.9%
Northrop Grumman Corporation         20,000       1,844,800      2.7%
Chubb Corporation                    25,000       1,620,000      2.4%
Fannie Mae (FNMA)                    24,300       1,556,172      2.3%
Abbott Laboratories                  38,000       1,491,500      2.2%
Microsoft Corporation                55,700       1,470,480      2.2%
                                               ------------     -----
                                               $ 18,842,956     28.0%
                                               ============     =====

[CHART]

Basic Materials                                 6.3%
Capital Goods                                  10.0%
Communication Services                          3.7%
Consumer Cyclical                              11.0%
Consumer Staples                                9.4%
Energy                                          8.1%
Financial                                      31.5%
Cash and Other Assets/Liabilities               2.5%
Health Care                                     6.3%
Technology                                      7.2%
Utilities                                       4.0%

                        COMPARISON OF CHANGE IN VALUE OF
         A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS CORNERSTONE FUND,
                RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through July 31, 2003.

[CHART]

                                  CLASS A AND B

AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year                           1.34%
  Five year                         -4.23%
  Since inception (9/16/94)          5.30%
Class B:
  One year                           1.55%
  Five year                         -4.14%
  Since inception (9/16/94)          5.30%

(Thousands)

              CLASS A      CLASS B      CPI     RUSSELL 1000 VALUE INDEX
9/16/1994     $    10     $    10     $    10          $    10
7/31/1995     $    11     $    12     $    10          $    12
7/31/1996     $    13     $    14     $    11          $    14
7/31/1997     $    20     $    20     $    11          $    21
7/31/1998     $    19     $    19     $    11          $    24
7/31/1999     $    20     $    20     $    11          $    28
7/31/2000     $    18     $    18     $    12          $    26
7/31/2001     $    18     $    18     $    12          $    29
7/31/2002     $    15     $    15     $    12          $    24
7/31/2003     $    16     $    16     $    12          $    26

              $15,808     $15,815     $12,342          $26,373

[CHART]

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                             6.49%
Five year                           -3.85%
Since inception (3/1/95)             5.24%

(Thousands)

              CLASS C       CPI     RUSSELL 1000 VALUE INDEX
 3/1/1995     $    10     $    10           $    10
7/31/1995     $    11     $    10           $    12
7/31/1996     $    14     $    10           $    13
7/31/1997     $    20     $    11           $    20
7/31/1998     $    19     $    11           $    24
7/31/1999     $    20     $    11           $    27
7/31/2000     $    18     $    11           $    26
7/31/2001     $    18     $    12           $    28
7/31/2002     $    14     $    12           $    23
7/31/2003     $    15     $    12           $    26

              $15,418     $12,187           $25,623

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS ENTERPRISE FUND

PERFORMANCE UPDATE

ELIZABETH B. DATER AND SAMMY OH, PORTFOLIO MANAGERS
CREDIT SUISSE ASSET MANAGEMENT, LLC

PERFORMANCE

The performance of the Advantus Enterprise Fund for the year ended July 31, 2003, was as follows for the three classes of shares currently outstanding:

                  Class A                    28.84 percent*
                  Class B                    28.03 percent*
                  Class C                    28.03 percent*

The Fund's benchmark, the Russell 2000 Growth Index** returned 27.97 percent for the same period.

PERFORMANCE ANALYSIS

The period was ultimately a positive one for the U.S. stock market, though equities struggled early on. The market reached its low point for the period in early October, hurt by a great deal of uncertainty regarding any conflict with Iraq and a related decline in consumer sentiment. Stocks began to recover, however, and were especially buoyant during the March-through-July span. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy--and by extension, the global economy--also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators in Europe and non-Japan Asia.

Smaller-cap stocks outperformed their larger-cap counterparts for the year. While history is not predictive, this has often been the case during periods of market and/or economic recoveries.

The Fund outperformed its benchmark for the period, aided by good showings from its consumer-discretionary and health care holdings. The Fund's financial-services stocks also helped its return, as we focused on non-bank companies that benefited more from the upturn in market performance and trading volume.

We made few noteworthy changes to the Fund in terms of sector allocation. We remained roughly neutrally weighted in the technology sector, with a bias toward software companies. One subsector weighting that we are monitoring closely is the Internet. We have a small allocation invested in a select group of companies, those we deem to have compelling business plans, solid balance sheets and positive earnings from trends such as "pay for search" services. The continued growth in broadband access (aided by declining costs) has also been supporting the group.

Within health care, where we were modestly overweighted, we maintained a bias toward hospitals and other service companies. While we have seen some near-term disappointments here recently, we think that innovation and long-term demographic trends stand to benefit service companies in general and specific stocks in particular.

Elsewhere of note, we were roughly neutrally weighted in the consumer-discretionary sector. Our holdings here continued to include media names, though we may reduce our exposure to radio companies if the economy disappoints (we believe that valuations on these stocks have priced in a fair amount of optimism). We also held several specialty retailers that we think have good economic leverage and the potential for stock-multiple expansion.

OUTLOOK

We think the U.S. economy has the potential to grow in the year's second half, aided by tax relief, ongoing improvements in corporate balance sheets and a favorable liquidity backdrop. Barring a return of heightened geopolitical risk, we think these factors augur well for growth, though the magnitude of any recovery remains an uncertainty. For our part, we will remain focused on companies we deem to have good business plans and healthy balance sheets.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Index is the 2000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represents approximately 98 percent of the U.S. market.
Investments in smaller company micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

TEN LARGEST STOCK HOLDINGS

                                                  MARKET      % OF STOCK
SECURITY DESCRIPTION                 SHARES       VALUE       PORTFOLIO
--------------------                --------   ------------   ----------
Avid Technology, Inc.                 24,800   $  1,152,208      3.0%
LifePoint Hospitals, Inc.             30,300        855,369      2.3%
Medicis Pharmaceutical                13,467        786,473      2.1%
Accredo Health, Inc.                  31,100        761,328      2.0%
Sepracor, Inc.                        30,500        739,625      2.0%
Varian Semiconductor
  Equipment Associates, Inc.          21,700        721,525      1.9%
Semtech Corporation                   38,900        641,850      1.7%
Cymer, Inc.                           15,704        635,227      1.7%
Emmis Communications Corporation      28,300        566,283      1.5%
Openwave Systems, Inc.               144,700        557,095      1.5%
                                               ------------     ----
                                               $  7,416,983     19.7%
                                               ============     ====

[CHART]

Basic Materials                      2.2%
Capital Goods                        4.3%
Communication Services               3.0%
Consumer Cyclical                   19.9%
Consumer Staples                     7.4%
Energy                               4.7%
Financial                            8.3%
Health Care                         18.0%
Transportation                       2.2%
Cash and Other Assets/Liabilities    3.6%
Technology                          26.4%

                        COMPARISON OF CHANGE IN VALUE OF
         A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS ENTERPRISE FUND,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through July 31, 2003.

[CHART]

                                  CLASS A AND B

AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year                          21.75%
  Five year                         -1.93%
  Since inception (9/16/94)          3.25%
Class B:
  One year                          23.07%
  Five year                         -1.80%
  Since inception (9/16/94)          3.20%

(Thousands)

                   CLASS A     CLASS B       CPI        RUSSELL 2000 GROWTH INDEX
9/16/1994         $      10   $      10   $       10             $      10
7/31/1995         $      12   $      12   $       10             $      12
7/31/1996         $      13   $      13   $       11             $      13
7/31/1997         $      15   $      15   $       11             $      16
7/31/1998         $      14   $      14   $       11             $      16
7/31/1999         $      15   $      15   $       11             $      18
7/31/2000         $      19   $      19   $       12             $      22
7/31/2001         $      15   $      13   $       12             $      17
7/31/2002         $      10   $      10   $       12             $      12
7/31/2003         $      13   $      13   $       12             $      15

                  $  13,286   $  13,228   $   12,342             $  14,738

[CHART]

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                            28.03%
Five year                           -1.60%
Since inception (3/1/95)             2.68%

(Thousands)

                   CLASS C         CPI        RUSSELL 2000 GROWTH INDEX
 3/1/1995         $      10     $      10             $      10
7/31/1995         $      12     $      10             $      12
7/31/1996         $      12     $      10             $      13
7/31/1997         $      14     $      11             $      16
7/31/1998         $      14     $      11             $      16
7/31/1999         $      14     $      11             $      18
7/31/2000         $      18     $      11             $      22
7/31/2001         $      13     $      12             $      17
7/31/2002         $       9     $      12             $      11
7/31/2003         $      13     $      12             $      15

                  $  12,523     $  12,187             $  14,695

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS HORIZON FUND

PERFORMANCE UPDATE

PERFORMANCE

The Fund's performance for the year ended July 31, 2003 for each class of shares outstanding is as follows:

                  Class A                     11.04 percent*
                  Class B                     10.33 percent*
                  Class C                     10.35 percent*

This compares to the Fund's benchmark, the Russell 1000 Growth Index**, which returned 11.64 percent for the same period.

DURING THE PERIOD FROM AUGUST 1, 2002 THROUGH APRIL 30, 2003, THE FUND WAS MANAGED BY ADVANTUS CAPITAL MANAGEMENT, INC. DURING THE BALANCE OF THE YEAR COVERED BY THIS REPORT, FROM MAY 1, 2003 THROUGH JULY 31, 2003, THE FUND WAS MANAGED BY WADDELL & REED IVY INVESTMENT COMPANY. SEPARATE DISCUSSIONS OF FUND PERFORMANCE DURING EACH PERIOD ARE PROVIDED BELOW.

PERFORMANCE ANALYSIS AUGUST 1, 2002 - APRIL 30, 2003
DISCUSSION BY ADVANTUS CAPITAL MANAGEMENT, INC.

The Horizon Fund's performance during the nine months ended April 30, 2003 was attributable primarily to individual stock selections.

Over the period from August 1, 2002 through April 30, 2003, our fundamental analysis and risk management tools minimized the potentially negative effects found in Consumer Staple and Industrial companies. A disciplined stock selection approach and a focus on sustainable growth allowed the Fund to select attractive companies for investment and avoid or minimize the worst hit portions of the market.

The Fund's Class A shares returned 2.67% (before the impact of sales load) for the nine months ended April 30, 2003, and outperformed the Fund's benchmark index, the Russell 1000 Growth Index**, which returned 2.34% for the same period. Superior stock selection among Consumer Staples, Information Technology, Industrials, Health Care, and Energy companies contributed favorably to the Fund's performance. Strong performers for the period included Wyeth, Best Buy and Bank of America. The Fund's performance was adversely affected by overweighting Laboratory Corp of America and Kohls, and underweighting AOL Time Warner and Merck.

Overall contributions to performance from sector allocations were small. The Fund was adversely affected by underweighting Hospitals and Software and by overweighting Financials. These allocations were offset by positive contributions to performance from underweights in Industrials, and other sector allocations.

PERFORMANCE ANALYSIS MAY 1, 2003 - JULY 31, 2003
DISCUSSION BY WADDELL & REED IVY INVESTMENT COMPANY
DANIEL P. BECKER, CFA
PORTFOLIO MANAGER

For the first time in many quarters, financial market returns have significantly exceeded our expectations. The combination of lower uncertainty as the Iraqi war ended, meaningfully lower corporate and consumer borrowing costs, and ongoing corporate productivity enhancements is now resulting in an acceleration in the profits reported by major U.S. companies. The financial markets may be signaling that additional strong profit growth will occur in the near future.

As positive as the last three quarters were, the strength in the economy and its ultimate slope of recovery is still a heated debate. Consumer spending has not rebounded and may be impaired for quite some time. Corporate spending has stabilized, but signs of a sustained rebound are still scarce. Government spending continues to be a bright spot in the economy, but we believe we must have growth from the other sectors as well. We feel that continued follow through in earnings and GDP are a prerequisite for the financial markets to sustain recent gains.

The Fund underperformed its benchmark index for the three months ending
July 31, 2003. The Fund's Class A shares increased 8.15 percent, before the impact of sales load. This compares with the Russell 1000 Growth Index** (reflecting the performance of securities that generally represent the stock market) which increased 9.10 percent over the same period.

The Fund was underweighted in some of the large stocks that make up a significant part of the indices, and performance was hurt when these large companies performed well later in the year. Large holdings in health care companies, more specifically, biotechnology companies, and select technology companies, had a positive effect on performance relative to the benchmark.

OUTLOOK

We are in the process of gradually shifting the Fund to a more cyclical bias, one characterized by companies that are levered to a rebound in economic growth. Looking forward, we are shifting our balance between those companies that we feel benefit from stronger economic growth and those whose profits are relatively immune to economic fluctuations. We are emphasizing biotech, capital spending, and financial-related companies. Going forward, we expect to further increase our exposure to economically linked industries and decrease our holdings in more stable businesses.

*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

TEN LARGEST STOCK HOLDINGS

                                                  MARKET      % OF STOCK
SECURITY DESCRIPTION                 SHARES       VALUE       PORTFOLIO
--------------------                --------   ------------   ----------
Amgen, Inc.                           35,000   $  2,435,300      8.5%
EMC Corporation                      150,600      1,602,384      5.6%
SAP AG                                47,500      1,394,125      4.8%
Medtronic, Inc.                       26,200      1,349,300      4.7%
Smith International, Inc.             34,000      1,218,560      4.2%
Gilead Sciences, Inc.                 16,200      1,110,510      3.9%
Pfizer, Inc.                          30,950      1,032,492      3.6%
Analog Devices, Inc.                  25,666        974,025      3.4%
Goldman Sachs Group, Inc.             10,600        923,684      3.2%
Zimmer Holdings, Inc.                 19,200        917,952      3.2%
                                               ------------     ----
                                               $ 12,958,332     45.1%
                                               ============     ====

[CHART]

Consumer Cyclical                    8.3%
Consumer Staples                     4.3%
Energy                               6.0%
Financial                           12.3%
Health Care                         31.0%
Basic Materials                      1.9%
Technology                          36.6%

                        COMPARISON OF CHANGE IN VALUE OF
           A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS HORIZON FUND,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on July 31, 1993 through July 31, 2003. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through July 31, 2003.

[CHART]

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year                             4.93%
Five year                           -8.24%
Ten year                             4.87%

(Thousands)

                   CLASS A           CPI            RUSSELL 1000 GROWTH INDEX
7/31/1993         $      10       $      10                 $      10
7/31/1994         $      10       $      10                 $      10
7/31/1995         $      13       $      11                 $      14
7/31/1996         $      13       $      11                 $      16
7/31/1997         $      19       $      11                 $      24
7/31/1998         $      23       $      11                 $      29
7/31/1999         $      27       $      12                 $      36
7/31/2000         $      33       $      12                 $      45
7/31/2001         $      20       $      12                 $      29
7/31/2002         $      14       $      12                 $      21
7/31/2003         $      16       $      13                 $      23

                  $  16,091       $  12,735                 $  23,130

[CHART]

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                             5.33%
Five year                           -8.05%
Since inception (8/19/94)            4.79%

(Thousands)

                   CLASS B           CPI           RUSSELL 1000 GROWTH INDEX
8/19/1994         $      10       $      10                $      10
7/31/1995         $      12       $      10                $      13
7/31/1996         $      13       $      11                $      15
7/31/1997         $      19       $      11                $      22
7/31/1998         $      23       $      11                $      27
7/31/1999         $      26       $      11                $      33
7/31/2000         $      31       $      12                $      41
7/31/2001         $      17       $      12                $      27
7/31/2002         $      14       $      12                $      19
7/31/2003         $      15       $      12                $      21

                  $  15,206       $  12,392                $  21,429

[CHART]

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                            10.35%
Five year                           -7.86%
Since inception (3/1/95)             4.28%

(Thousands)

                   CLASS C            CPI          RUSSELL 1000 GROWTH INDEX
 3/1/1995         $      10        $      10              $      10
7/31/1995         $      12        $      10              $      12
7/31/1996         $      12        $      10              $      14
7/31/1997         $      17        $      11              $      21
7/31/1998         $      21        $      11              $      25
7/31/1999         $      25        $      11              $      31
7/31/2000         $      29        $      11              $      38
7/31/2001         $      16        $      12              $      25
7/31/2002         $      12        $      12              $      18
7/31/2003         $      14        $      12              $      20

                  $  14,270        $  12,187              $  19,758

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS INDEX 500 FUND

PERFORMANCE UPDATE

JAMES SEIFERT, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

For the year ended July 31, 2003, the Advantus Index 500 Fund returned the following for each class of shares currently outstanding:

                  Class A                9.76 percent*
                  Class B                8.94 percent*
                  Class C                8.97 percent*

The Fund's benchmark, the S&P 500 Index,** returned 10.64 percent for the same period.

PERFORMANCE ANALYSIS

All eleven sectors of the S&P 500 Index** ended the period with positive returns. The two largest weighted sectors were also the best contributing sectors. Technology led with a 3.38 percent contribution on a sector return of
22.34 percent. Financials followed with a 2.81 percent contribution on a sector return of 13.85 percent. The smallest market cap names within the Index significantly outperformed the mega cap names. In fact, the smallest market capitalization group ended the period with a positive 55.9 percent return compared to the largest capitalization group that ended the period up 10.1 percent.

OUTLOOK

We anticipate steady growth and strong market performance for the remainder of 2003. The Federal Reserve has put much stimulus into our economy, and its incubation period is up. The uncertainty that we faced earlier in the year regarding war with Iraq is behind us. The war was fought and won. Different concerns--such as interim government, continuing military presence, and other issues--are apparent, but not impacting our economy and markets as did the question of war. We believe business spending has been the weakest link of the three-legged economic stool (government, business, and consumer) for the past three years. When businesses can finally put the excesses of the late 1990s aside and start producing, instead of relying on oversupply, then we feel that business will come back to life. We believe that when this happens, the job market will strengthen, and recovery will be in full swing. We feel that lower unemployment results will be the cue that the Federal Reserve is waiting for to go to a neutral bias. We believe the performance hierarchy for the remainder of the year will be stocks, cash (i.e. money market), then bonds. As always, we strongly recommend that investors keep a healthy level of diversification in their portfolio.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Advantus Index 500 Fund is a mutual fund whose performance reflects the deduction of an investment advisory fee and other expenses.

TEN LARGEST STOCK HOLDINGS

                                                  MARKET      % OF STOCK
SECURITY DESCRIPTION                 SHARES       VALUE       PORTFOLIO
--------------------                --------   ------------   ----------
General Electric Company              36,361   $  1,034,107      3.1%
Microsoft Corporation                 39,060      1,031,184      3.2%
Pfizer, Inc.                          28,731        958,466      2.9%
Wal-Mart Stores, Inc.                 15,980        893,442      2.7%
Exxon Mobil Corporation               24,323        865,412      2.6%
Citigroup, Inc.                       18,769        840,851      2.5%
American International Group           9,559        613,687      1.8%
Intel Corporation                     23,695        591,190      1.8%
Johnson & Johnson                     10,867        562,802      1.7%
International Business
  Machines Corporation                 6,306        512,362      1.5%
                                               ------------     ----
                                               $  7,903,503     23.8%
                                               ============     ====

[CHART]

Basic Materials                      2.9%
Capital Goods                        7.5%
Communication Services               4.2%
Consumer Cyclical                   10.3%
Consumer Staples                    11.1%
Energy                               5.2%
Financial                           20.0%
Utilities                            2.6%
Health Care                         13.2%
Transportation                       1.5%
Technology                          15.4%
Cash and Other Assets/Liabilities    6.1%

                        COMPARISON OF CHANGE IN VALUE OF
        A HYPOTHETICAL $10,000 INVESTMENT IN THE ADVANTUS INDEX 500 FUND,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Index 500 Fund compared to the S&P 500 Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Index 500 Fund (January 31, 1997) through July 31, 2003.

[CHART]

                                CLASS A, B AND C

AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year                           3.72%
  Five year                         -3.05%
  Since inception (1/31/97)          3.21%
Class B:
  One year                           3.94%
  Five year                         -3.04%
  Since inception (1/31/97)          3.24%
Class C:
  One year                           8.97%
  Five year                         -2.77%
  Since inception (1/31/97)          3.18%

(Thousands)

                   CLASS A     CLASS B     CLASS C       CPI      S & P 500 INDEX
1/31/1997         $      10   $      10   $      10   $      10      $      10
7/31/1997         $      11   $      12   $      12   $      10      $      12
7/31/1998         $      14   $      14   $      14   $      10      $      15
7/31/1999         $      16   $      17   $      17   $      10      $      18
7/31/2000         $      17   $      18   $      18   $      11      $      21
7/31/2001         $      15   $      15   $      15   $      11      $      17
7/31/2002         $      11   $      11   $      11   $      11      $      13
7/31/2003         $      12   $      13   $      12   $      12      $      14

                  $  12,249   $  12,606   $  12,257   $  11,559      $  14,149

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS REAL ESTATE SECURITIES FUND

PERFORMANCE UPDATE

JOSEPH BETLEJ, CFA, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

For the year ended July 31, 2003, the Advantus Real Estate Securities Fund returned the following for each class of shares currently outstanding:

                  Class A                    19.65 percent*
                  Class B                    18.73 percent*

For the same period, the Wilshire Associates Real Estate Securities Index (WARESI)** provided a total return of 16.16 percent.

PERFORMANCE ANALYSIS

Over the past twelve months, the Advantus Real Estate Securities Fund delivered strong performance within the context of weak fundamentals for real estate. Strong stock picking generated generous performance for the fund relative to the benchmark index (WARESI). The strong rally in interest rates was significant to real estate stocks as investors, starved for current income, found quality high dividend yields in the REIT stocks. The overall equity market, buffeted by the ups and downs of the economy, the war in Iraq, and increased unemployment, found calmer waters in the hard assets and more predictable income stream found with real estate stocks. The sector's strong stock performance caught us somewhat surprised as we expected the rally in the broader equity market would push investors into other sectors at the expense of real estate stocks. Investors in the Fund were fortunate that a broader group of investors now consider real estate stocks a permanent allocation within their investment portfolio. Funds flow continues into this group, leading to peaks in index performance toward the end of the reporting period.

Interest rate-sensitive, consumer-related, and cyclically-oriented stocks performed the best during the year. Real estate stocks affected by high levels of new supply or those with poor credit quality performed the worst. Your portfolio benefited by having proper exposures to the above described influences.

Homebuilders, net lease companies and mortgage REITs performed extremely well as interest rates plummeted in the past year. Demand for single-family housing reached peak levels as affordability was enhanced by historically low mortgage rates. As current income yields on bond investments dropped, investors reacted by chasing high yield REITs to higher levels. Apartment companies had a difficult operating environment as apartment dwellers moved out after finding new homes while the new supply of apartments continued as lower borrowing costs made more projects feasible. The Fund increased its exposure to homebuilders and reduced its holdings in apartment companies throughout the reporting year.

The Fund added to retail REITs as confidence built that they would continue to generate strong operating income and top tier returns. Retail tenants came into the weakening economy with stronger business plans and better balance sheets. As consumer demand continued (in part due to lower mortgage rates) the better retailers continued to seek locations in high productivity malls, many of which are owned by the retail REITs. The stock prices followed the increasing fundamentals here.

Hotels and office companies did well as investors anticipated a rebound in the economy. Both of these groups began a cyclical recovery in stock prices as investors sensed the signs of strength in GDP numbers. The move in these stocks came well ahead of improvement in property level fundamentals such as leasing rates, occupancy, and operating margins. Fund performance was hurt by its underweight to these sectors, however, stockpicking within these groups added to results.

Apartments and self storage properties were the worst performing groups, largely due to the effects of overbuilding in these sectors. We limited our exposure to these companies because we saw continued weak property fundamentals with high stock valuations that did not leave room for mistakes. Additionally, companies with higher levels of debt were negatively impacted as investors put sale pressure on these stocks as they questioned the quality of their dividends. The Fund was underweighted in both of these groups for the year.

The Fund continued to be defensive, favoring stocks trading at high (but safe) dividend yields and those trading at large discounts to the underlying value of company assets. Also favored are stocks that have solid growth prospects, regardless of the tone of the economy. Smaller capitalization real estate stocks provided value relative to their big-cap counterparts during the reporting period. These strategies helped the Fund deliver strong performance due to superior stock selection.

OUTLOOK

Real estate stocks have performed well in the face of weak property fundamentals. Investors rewarded the current income, predictable income stream, and hard assets available in this sector. Long term, we remain confident in the valuations of the real estate stocks, however, short term volatility may be present as these stocks pause after the strong performance generated thus far in 2003. We continue to monitor the strength of the economy--in particular job growth--to determine when fundamentals can rebound off the depths of occupancy and rental rates exhibited in the market today. We remain confident as corporate decision makers anticipate making the long term commitments of hiring personnel and leasing new space. The Fund favors stocks trading below the value of their underlying properties. Companies generating above average growth rates will be favored going forward as we feel the worst is behind us. As uncertainty is prevalent in the market, stock picking will continue to be rewarded.

We thank you for your confidence in the Advantus Real Estate Securities Team.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

TEN LARGEST STOCK HOLDINGS

                                                  MARKET      % OF STOCK
SECURITY DESCRIPTION                 SHARES       VALUE       PORTFOLIO
--------------------                --------   ------------   ----------
Prologis                             133,562   $  3,679,633      6.0%
General Growth Properties, Inc.       40,100      2,734,018      4.5%
Developers Diversified
  Realty Corporation                  80,600      2,393,820      3.9%
Simon Property Group, Inc.            54,600      2,312,310      3.8%
The Mills Corporation                 61,300      2,182,893      3.6%
The Rouse Company                     53,100      2,123,469      3.5%
Brookfield Properties Company         91,400      2,063,812      3.4%
CarrAmerica Realty Corporation        67,900      1,983,359      3.2%
Vornado Realty Trust                  39,600      1,815,264      3.0%
Apartment Investment &
  Management Company                  45,720      1,801,825      2.9%
                                               ------------     ----
                                               $ 23,090,403     37.8%
                                               ============     ====

[CHART]

Consumer Cyclical                                         3.6%
Real Estate                                              10.7%
Real Estate Investment Trust - Apartments                 6.3%
Real Estate Investment Trust - Diversified                8.8%
Real Estate Investment Trust - Health Care                1.2%
Real Estate Investment Trust - Hotels                     4.8%
Real Estate Investment Trust - Mortgage                   0.3%
Real Estate Investment Trust - Office Property           20.0%
Real Estate Investment Trust - Manufactured Housing       0.1%
Real Estate Investment Trust - Regional Mall             19.0%
Real Estate Investment Trust - Self Storage               2.7%
Real Estate Investment Trust - Shopping Centers          10.4%
Real Estate Investment Trust - Warehouse/Industrial      10.4%
Cash and Other Assets/Liabilities                         1.7%

                        COMPARISON OF CHANGE IN VALUE OF
 A HYPOTHETICAL $10,000 INVESTMENT IN THE ADVANTUS REAL ESTATE SECURITIES FUND,
    WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following two charts you can see how the total return for each of the two classes of shares of the Advantus Real Estate Securities Fund compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The lines in the Class A and Class B graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class A and Class B shares of the Advantus Real Estate Securities Fund (February 25, 1999 and November 30, 2001, respectively) through July 31, 2003.

[CHART]

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year                            13.07%
Since inception (2/25/99)           12.23%

(Thousands)

                                              WILSHIRE ASSOCIATES
                                                  REAL ESTATE
                   CLASS A       CPI           SECURITIES INDEX
2/25/1999         $      10   $      10            $      10
7/31/1999         $      10   $      10            $      11
7/31/2000         $      11   $      11            $      13
7/31/2001         $      12   $      11            $      14
7/31/2002         $      14   $      11            $      15
7/31/2003         $      17   $      11            $      18

                  $  16,674   $  11,193            $  17,730

[CHART]

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                            13.73%
Since inception (11/30/01)          15.95%

(Thousands)

                                            WILSHIRE ASSOCIATES
                                                REAL ESTATE
                   CLASS B       CPI         SECURITIES INDEX
11/30/2001        $      10   $      10        $      10
 7/31/2002        $      11   $      10        $      11
 7/31/2003        $      13   $      10        $      13

                  $  12,796   $  10,366        $  12,680

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS VENTURE FUND

PERFORMANCE UPDATE

JOHN BURBANK, PORTFOLIO MANAGER
STATE STREET RESEARCH AND MANAGEMENT COMPANY

PERFORMANCE

For the year ended July 31, 2003, the Advantus Venture Fund returned the following for each class of shares currently outstanding:

                  Class A                       14.91 Percent*
                  Class B                       14.13 Percent*
                  Class C                       14.15 Percent*

By comparison, the Russell 2000 Value Index** returned 18.63 percent for the same period.

PERFORMANCE ANALYSIS

While more defensive sectors and stocks were favored in the third quarter of 2002 and the first quarter of 2003, generally speaking, cyclically oriented, higher-beta names--along with small-cap stocks--were favored in the fourth quarter of 2002 and the period following March 2003. The Fund's positioning, which is highly leveraged to an economic recovery, was beneficial following the major market reversal away from defensive holdings as investors became increasingly confident in the market's longer-term prospects in the second quarter. However, it was costly when more defensive issues were favored. In the last year, disappointing stock selection in the Consumer Discretionary, Producer Durables, Financial Services and Health Care sectors could not be offset by stronger selection in Transportation, Materials, Energy and Technology.

For much of the year, the Fund has been positioned based on a bottom-up valuation of fundamentals, with a strong cyclical tilt and geared toward an economic recovery. While this posture hurt returns when investors tended to favor defensive stocks despite their rich valuations, increased investor confidence favoring high-beta, cyclical names has benefited returns since March.

Stock selection aided return comparisons in several sectors in the last year, including Transportation, Materials, Energy and Technology. Within Transportation, both Frontier Airlines and EGL--along with heavy truck and truck engine manufacturer Navistar International--posted strong gains. Frontier Airlines, a national economy carrier based in Denver, has benefited from United Airlines' ongoing bankruptcy proceedings and retrenchment. Navistar International gained during the last quarter as the market began to discount the high probability of a recovery in new truck orders. Our position in EGL, a global freight transportation company, rose sharply on higher earnings numbers that resulted from more efficient domestic shipping and cost-cutting initiatives.

The Fund's Technology holdings were also strong as software firm Numerical Technologies' stock price almost doubled following the announcement of its $250 million acquisition by Synopsys. Trimble Navigation, a global positioning system technology provider, benefited from increased civilian and military use of GPS-related software and hardware. Additionally, SanDisk, a solid-state memory manufacturer, has benefited from continued advances within digital consumer electronics, more than doubling in price over the last year.

These gains, however, could not offset relatively weaker stock selection results, particularly in the Consumer Discretionary and Producer Durables sectors. Within these sectors, a number of holdings modestly lagged the benchmark, combining to create a significant drag on performance. In the Consumer Discretionary sector, small positions in leisure-time holdings Six Flags, Steinway Musical Instruments and Bally Total Fitness meaningfully detracted from return comparisons as these companies were hurt by economic sluggishness. In the Producer Durables sector, many holdings including Technitrol, Crown Castle and Asyst Technologies lagged the broader index during the year as a meaningful recovery in business spending has yet to materialize. Additionally, our underweighted position in the Health Care sector proved costly as it was one of the top-returning sectors within the index. Within the Index's Health Care sector, biotech and pharmaceutical names drove returns performance as the benchmark sector gained over 35% during the course of the year. While our underweighted position to the sector--and more specifically the biotech and pharmaceutical industries--detracted from relative return comparisons, within our small-cap value approach, we are often underweighted in these areas as it is very difficult to identify stocks that meet the valuation and cash flow requirements of our investment process.

OUTLOOK

Even with strong recent performance by small-cap stocks, we remain aggressively positioned for a continuation of an economic recovery. We continue to be confident that our portfolio holdings will benefit from a U.S. economic recovery resulting, in part, from the fiscal and monetary stimulus injected into the economy in the first half of the year. While small-cap stocks tend to outperform in the early stages of a recovery, we feel the portfolio is especially well positioned to benefit in the current environment. As a result, we have not changed the positioning of the portfolio significantly. Many of our recent transactions were valuation-driven as we opportunistically trimmed our positions in Navistar, Phelps Dodge, Varian Semiconductor and Micros Systems on strength. We reduced our position in the auto parts industry by trimming our holdings in American Axle & Manufacturing and Borg-Warner, while also eliminating our position in Lear. While these three firms dominate the small-cap arena for auto-parts manufacturers, we have been reducing these names because of the implications of reduced end-market demand. Additionally, at an individual stock level we have decreased our exposure to airlines; notably Midwest Express, which we eliminated, and ExpressJet. As a result, we have a reduced overweighted position in the Transportation sector.

Within the Consumer Discretionary sector, we decreased our exposure to gaming names such as Harrah's Entertainment and Mandalay Resort Group. Both companies have aided long-term portfolio returns, resulting in large profits being taken in each of these sales. We added several positions within the retail area of the Consumer Discretionary sector after they became oversold and undervalued on concerns following winter weather and the ability of the consumer to continue to maintain spending levels. We added several new positions in retailers Genesco, Linens 'N Things and Limited Too. We also increased our exposure in the Health Care sector as we initiated several positions in the sector, including Genesis Health Ventures, Hooper Holmes and VIASYS Healthcare.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

TEN LARGEST STOCK HOLDINGS

                                                    MARKET      % OF STOCK
SECURITY DESCRIPTION                    SHARES      VALUE       PORTFOLIO
--------------------                   -------   ------------   ----------
Argosy Gaming Company                   50,200   $  1,164,640      1.9%
Technitrol, Inc.                        61,400      1,152,478      1.8%
Wabtec Corporation                      76,900      1,135,044      1.8%
Agrium, Inc.                            96,500      1,080,800      1.7%
The Reader's Digest Association, Inc.   74,500        967,010      1.5%
Veeco Instruments, Inc.                 49,800        938,232      1.5%
Phelps Dodge Corporation                22,200        936,618      1.5%
Navistar International Corporation      22,700        885,754      1.4%
Martin Marietta Materials. Inc.         18,800        720,040      1.1%
Trinity Industries, Inc.                30,000        680,700      1.1%
                                                 ------------     ----
                                                 $  9,661,316     15.3%
                                                 ============     ====

[CHART]

Basic Materials                        11.0%
Utilities                               0.4%
Capital Goods                          22.4%
Communication Services                  4.1%
Consumer Cyclical                      14.3%
Consumer Staples                        8.5%
Energy                                  5.2%
Financial                               5.7%
Health Care                             4.2%
Technology                             15.8%
Transportation                          5.2%
Cash And Other Assets/Liabilities       3.2%

                        COMPARISON OF CHANGE IN VALUE OF
         A HYPOTHETICAL $10,000 INVESTMENT IN THE ADVANTUS VENTURE FUND,
                RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through July 31, 2003.

[CHART]

                                CLASS A, B AND C

AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year                             8.59%
  Five year                            4.89%
  Since inception (1/31/97)            7.51%
Class B:
  One year                             9.13%
  Five year                            4.96%
  Since inception (1/31/97)            7.50%
Class C:
  One year                            14.15%
  Five year                            5.22%
  Since inception (1/31/97)            7.56%

(Thousands)

                   CLASS A     CLASS B     CLASS C       CPI      RUSSELL 2000 VALUE INDEX
1/31/1997         $      10   $      10   $      10   $      10        $      10
7/31/1997         $      11   $      12   $      12   $      10        $      12
7/31/1998         $      12   $      12   $      12   $      10        $      12
7/31/1999         $      11   $      12   $      12   $      10        $      12
7/31/2000         $      12   $      12   $      12   $      11        $      13
7/31/2001         $      16   $      16   $      16   $      11        $      16
7/31/2002         $      14   $      14   $      14   $      11        $      15
7/31/2003         $      16   $      16   $      16   $      12        $      18

                  $  16,009   $  15,998   $  16,056   $  11,559        $  18,146

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the perfomance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
JULY 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
COMMON STOCK (97.5%)
   BASIC MATERIALS (6.3%)
      Aluminum (.7%)
      17,800   Alcoa, Inc.                                $       494,306
                                                          ---------------
      Chemicals (4.4%)
      21,300   Air Products and Chemicals, Inc.                   990,024
      29,200   Du Pont El de Nemours & Company                  1,283,048
      20,100   The Dow Chemical Company                           709,530
                                                          ---------------
                                                                2,982,602
                                                          ---------------
      Mining (.9%)
      15,000   Phelps Dodge Corporation (b)                       632,850
                                                          ---------------
      Paper and Forest (.3%)
       3,600   Weyerhaeuser Company                               202,644
                                                          ---------------
   CAPITAL GOODS (10.0%)
      Aerospace/Defense (5.3%)
      14,600   Lockheed Martin Corporation                        764,164
      20,000   Northrop Grumman Corporation                     1,844,800
      32,000   The Boeing Company                               1,059,840
                                                          ---------------
                                                                3,668,804
                                                          ---------------
      Electrical Equipment (1.5%)
      11,000   Emerson Electric Company                           590,700
      10,000   General Electric Company                           284,400
       6,700   Honeywell International, Inc.                      189,476
                                                          ---------------
                                                                1,064,576
                                                          ---------------
      Engineering/Construction (.8%)
       7,800   Caterpillar, Inc.                                  526,266
                                                          ---------------
      Manufacturing (2.4%)
       4,600   3M Company                                         644,920
      20,800   Sealed Air Corporation (b)                         992,784
                                                          ---------------
                                                                1,637,704
                                                          ---------------
   COMMUNICATION SERVICES (3.7%)
      Cellular (1.0%)
      35,300   Vodafone Group PLC (c)                             669,994
                                                          ---------------
      Telephone (2.7%)
      29,100   BellSouth Corporation                              741,177
      32,657   Verizon Communications, Inc.                     1,138,423
                                                          ---------------
                                                                1,879,600
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL (11.0%)
      Auto (1.8%)
       6,800   BorgWarner, Inc.                           $       454,036
       5,300   Eaton Corporation                                  446,101
       5,400   ITT Industries, Inc.                               360,180
                                                          ---------------
                                                                1,260,317
                                                          ---------------
      Distribution Durables (1.4%)
      30,000   Genuine Parts Company                              928,200
                                                          ---------------
      Leisure (1.5%)
      38,700   Brunswick Corporation                            1,042,965
                                                          ---------------
      Publishing (1.1%)
       4,300   Gannett Company, Inc.                              330,369
       8,600   Tribune Company                                    406,092
                                                          ---------------
                                                                  736,461
                                                          ---------------
      Retail (3.4%)
      50,000   Dollar General Corporation                         920,000
      35,600   Sears Roebuck and Company                        1,448,920
                                                          ---------------
                                                                2,368,920
                                                          ---------------
      Service (1.8%)
      68,000   Cendant Corporation (b)                          1,220,600
                                                          ---------------
   CONSUMER STAPLES (9.4%)
      Beverage (.8%)
       4,600   Anheuser-Busch Companies, Inc.                     238,372
      13,200   Pepsi Bottling Group, Inc.                         290,136
                                                          ---------------
                                                                  528,508
                                                          ---------------
      Broadcasting (2.9%)
      17,600   Clear Channel Communications, Inc. (b)             720,720
      31,434   Comcast Corporation (b)                            939,003
      33,000   Liberty Media Corporation (b)                      365,970
                                                          ---------------
                                                                2,025,693
                                                          ---------------
      Entertainment (1.9%)
      25,000   Carnival Corporation                               857,750
      10,400   Viacom, Inc. (b)                                   452,608
                                                          ---------------
                                                                1,310,358
                                                          ---------------
      Food (2.1%)
      62,800   ConAgra Foods, Inc.                              1,414,884
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER STAPLES--CONTINUED
      Service (.8%)
      15,000   Manpower, Inc.                             $       571,500
                                                          ---------------
      Tobacco (.9%)
      16,000   Altria Group, Inc.                                 640,160
                                                          ---------------
   ENERGY (8.1%)
      Oil & Gas (7.3%)
      15,500   Anadarko Petroleum Corporation                     678,900
      13,500   Burlington Resources, Inc.                         623,295
      55,206   Exxon Mobil Corporation                          1,964,228
      49,000   GlobalSantaFe Corporation                        1,090,250
      15,300   Nabors Industries, Ltd. (b) (c)                    547,740
       4,700   Noble Corporation (b)                              154,489
                                                          ---------------
                                                                5,058,902
                                                          ---------------
      Oil & Gas Services (.8%)
      15,100   Smith International, Inc. (b)                      541,184
                                                          ---------------
   FINANCIAL (31.5%)
      Banks (11.0%)
      28,500   Bank of America Corporation                      2,353,245
      10,485   Charter One Financial, Inc.                        340,972
      10,300   National City Corporation                          339,385
      14,900   The Bank of New York Company, Inc.                 448,788
      83,258   U.S. Bancorp                                     2,041,486
      41,100   Wells Fargo & Company                            2,076,783
                                                          ---------------
                                                                7,600,659
                                                          ---------------
      Finance - Diversified (5.6%)
      29,400   American Express Company                         1,298,598
      24,300   Fannie Mae (FNMA)                                1,556,172
      29,600   JP Morgan Chase & Company                        1,037,480
                                                          ---------------
                                                                3,892,250
                                                          ---------------
      Insurance (6.9%)
      14,000   American International Group                       898,800
         200   Berkshire Hathaway, Inc. (b)                       480,600
      25,000   Chubb Corporation                                1,620,000
       8,300   Hartford Financial Services Group, Inc.            433,177
      26,200   Lincoln National Corporation                       978,308
       7,000   Marsh & McLennan Companies, Inc.                   347,340
                                                          ---------------
                                                                4,758,225
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
      Investment Bankers/Brokers (7.3%)
      54,113   Citigroup, Inc.                            $     2,424,262
       7,000   Goldman Sachs Group, Inc.                          609,980
      16,300   Merrill Lynch & Company, Inc.                      886,231
      23,140   Morgan Stanley                                   1,097,762
                                                          ---------------
                                                                5,018,235
                                                          ---------------
      Real Estate Investment Trust -
        Warehouse/Industrial (.7%)
      16,600   Prologis                                           457,330
                                                          ---------------
   HEALTH CARE (6.3%)
      Drugs (5.8%)
      38,000   Abbott Laboratories                              1,491,500
      35,600   Bristol-Myers Squibb Company                       932,720
      14,600   Merck & Company, Inc.                              807,088
      16,200   Wyeth                                              738,396
                                                          ---------------
                                                                3,969,704
                                                          ---------------
      Medical Products/Supplies (.5%)
      10,800   Becton Dickinson & Company                         395,604
                                                          ---------------
   TECHNOLOGY (7.2%)
      Computer Hardware (1.6%)
      51,400   Hewlett-Packard Company                          1,088,138
                                                          ---------------
      Computer Services & Software (3.9%)
      68,500   Check Point Software Technologies (b) (c)        1,218,615
      55,700   Microsoft Corporation                            1,470,480
                                                          ---------------
                                                                2,689,095
                                                          ---------------
      Electronic Components-Semiconductor (.7%)
      19,600   Intel Corporation                                  489,020
                                                          ---------------
      Electronics - Computer Distribution (1.0%)
      14,200   WW Grainger, Inc.                                  698,640
                                                          ---------------
   UTILITIES (4.0%)
      Electric Companies (4.0%)
      26,000   Cinergy Corporation                                884,520
       4,700   Dominion Resources, Inc.                           282,470
      13,200   Exelon Corporation                                 758,604
      30,000   The Southern Company                               853,200
                                                          ---------------
                                                                2,778,794
                                                          ---------------
Total common stock (cost: $60,366,893)                         67,243,692
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
SHORT-TERM SECURITIES (1.0%)
     710,523   Federated Money Market Obligations
                 Trust--Prime Obligations Fund, current
                 rate 0.959%                              $       710,523
                                                          ---------------
               Total short-term securities
                 (cost: $710,523)                                 710,523
                                                          ---------------
               Total investments in securities
                 (cost: $61,077,416) (d)                  $    67,954,215
                                                          ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c)  The Fund held 3.5% of net assets in foreign securities at July 31, 2003.
(d) At July 31, 2003 the cost of securities for federal income tax purposes was $62,261,948.
     The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                        $     6,238,597
     Gross unrealized depreciation                               (546,330)
                                                          ---------------
     Net unrealized appreciation                          $     5,692,267
                                                          ===============

                 See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                       INVESTMENTS IN SECURITIES
                                                                   JULY 31, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
COMMON STOCK (96.4%)
   BASIC MATERIALS (2.2%)
      Chemicals (.8%)
      15,800   Airgas, Inc.                               $       307,152
                                                          ---------------
      Paper and Forest (1.4%)
      18,100   Constar International, Inc. (b)                    110,410
      17,900   Delta & Pine Land Company                          442,309
                                                          ---------------
                                                                  552,719
                                                          ---------------
   CAPITAL GOODS (4.3%)
      Containers - Metal/Glass (.9%)
      48,700   Crown Holdings, Inc. (b)                           363,789
                                                          ---------------
      Electrical Defense (1.1%)
      27,900   Titan Corporation (b)                              427,986
                                                          ---------------
      Manufacturing (.4%)
       9,300   Griffon Corporation (b)                            166,470
                                                          ---------------
      Office Equipment (.8%)
      20,000   Moore Wallace, Inc. (b) (c)                        290,800
                                                          ---------------
      Waste Management (1.1%)
      28,900   Headwaters, Inc. (b)                               413,270
                                                          ---------------
   COMMUNICATION SERVICES (3.0%)
      Communications Equipment (2.2%)
      19,700   InterDigital Communications
                 Corporation (b)                                  312,836
     144,700   Openwave Systems, Inc. (b)                         557,095
                                                          ---------------
                                                                  869,931
                                                          ---------------
      Telecommunication (.8%)
      17,600   Polycom, Inc. (b)                                  293,920
                                                          ---------------
   CONSUMER CYCLICAL (19.9%)
      Auto (1.3%)
       7,400   BorgWarner, Inc.                                   494,098
                                                          ---------------
      Distribution Durables (.9%)
      17,100   MSC Industrial Direct Company                      344,565
                                                          ---------------
      Publishing (.8%)
      10,100   Scholastic Corporation (b)                         294,617
                                                          ---------------
      Retail (9.9%)
      15,000   Aeropostale, Inc. (b)                              392,250
      21,700   American Eagle Outfitters (b)                      480,872
      15,700   AnnTaylor Stores Corporation (b)                   443,525

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL--CONTINUED
      24,000   BJ's Wholesale Club, Inc. (b)              $       468,000
      13,100   Cost Plus, Inc. (b)                                488,237
      12,400   Guitar Center, Inc. (b)                            417,880
      21,100   Gymboree Corporation (b)                           313,968
      12,850   Hot Topic, Inc. (b)                                371,365
      28,990   Valuevision Media, Inc. (b)                        502,977
                                                          ---------------
                                                                3,879,074
                                                          ---------------
      Service (5.0%)
      43,700   Doubleclick, Inc. (b)                              490,314
      11,659   Getty Images, Inc. (b)                             444,558
      23,000   Kroll, Inc. (b)                                    524,860
      20,400   Pegasus Solutions, Inc. (b)                        303,960
       8,200   Penn National Gaming, Inc. (b)                     176,300
                                                          ---------------
                                                                1,939,992
                                                          ---------------
      Textiles (2.0%)
      18,800   Linens 'N Things, Inc. (b)                         502,900
      28,600   Tommy Hilfiger Corporation (b) (c)                 297,440
                                                          ---------------
                                                                  800,340
                                                          ---------------
   CONSUMER STAPLES (7.4%)
      Broadcasting (2.7%)
      26,900   Cumulus Media, Inc. (b)                            470,481
      28,300   Emmis Communications Corporation (b)               566,283
                                                          ---------------
                                                                1,036,764
                                                          ---------------
      Entertainment (.9%)
      18,100   Movie Gallery, Inc. (b)                            362,000
                                                          ---------------
      Food (.9%)
       9,300   Performance Food Group Company (b)                 351,354
                                                          ---------------
      Food & Health (1.0%)
      23,100   Hain Celestial Group, Inc. (b)                     378,840
                                                          ---------------
      Restaurants (.9%)
      16,400   Jack in the Box, Inc. (b)                          349,320
                                                          ---------------
      Service (1.0%)
          66   Corrections Corporation of America (b)               1,628
       7,100   Education Management Corporation (b)               412,297
                                                          ---------------
                                                                  413,925
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   ENERGY (4.7%)
      Oil & Gas (3.1%)
      20,000   Remington Oil & Gas Corporation (b)        $       370,400
      13,400   Spinnaker Exploration Company (b)                  292,790
      14,089   Stone Energy Corporation (b)                       543,976
                                                          ---------------
                                                                1,207,166
                                                          ---------------
      Oil & Gas Services (1.6%)
      15,300   FMC Technologies, Inc. (b)                         343,638
      61,300   Newpark Resources (b)                              294,853
                                                          ---------------
                                                                  638,491
                                                          ---------------
   FINANCIAL (8.3%)
      Banks (.8%)
       7,100   WestAmerica Bancorporation                         314,104
                                                          ---------------
      Finance - Diversified (2.2%)
       6,200   Jefferies Group, Inc.                              368,094
      13,900   Raymond James Financial, Inc.                      483,025
                                                          ---------------
                                                                  851,119
                                                          ---------------
      Insurance (2.9%)
      16,200   HCC Insurance Holdings, Inc.                       484,056
       6,900   Mid Atlantic Medical Services (b)                  375,222
      23,500   USI Holdings Corporation (b)                       288,815
                                                          ---------------
                                                                1,148,093
                                                          ---------------
      Investment Bankers/Brokers (1.4%)
       8,500   Affiliated Managers Group (b)                      556,070
                                                          ---------------
      Savings and Loans (1.0%)
      15,400   IndyMac Bancorp, Inc.                              374,836
                                                          ---------------
   HEALTH CARE (18.0%)
      Drugs (8.7%)
       8,800   Angiotech Pharmaceuticals, Inc. (b) (c)            389,400
      29,300   Biomar Pharmaceutical, Inc. (b)                    317,612
      23,900   Cubist Pharmaceuticals, Inc. (b)                   314,285
      23,300   Inspire Pharmaceuticals, Inc. (b)                  351,830
      16,600   KV Pharmaceutical Company (b)                      471,772
      13,467   Medicis Pharmaceutical                             786,473
      30,500   Sepracor, Inc. (b)                                 739,625
                                                          ---------------
                                                                3,370,997
                                                          ---------------
      Hospital Management (3.5%)
      22,900   Community Health Systems, Inc. (b)                 508,380
      30,300   LifePoint Hospitals, Inc. (b)                      855,369
                                                          ---------------
                                                                1,363,749
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   HEALTH CARE--CONTINUED
      Managed Care (1.0%)
       7,500   Coventry Health Care, Inc. (b)             $       404,025
                                                          ---------------
      Medical Products/Supplies (2.9%)
      16,300   SonoSite, Inc. (b)                                 356,318
      27,900   Therasense, Inc. (b)                               415,152
       9,000   Wilson Greatbatch Technologies, Inc. (b)           351,990
                                                          ---------------
                                                                1,123,460
                                                          ---------------
      Special Services (1.9%)
      15,000   Apria Healthcare Group, Inc. (b)                   389,400
       9,400   Fisher Scientific International (b)                355,320
                                                          ---------------
                                                                  744,720
                                                          ---------------
   TECHNOLOGY (26.4%)
      Communications Equipment (.5%)
      16,500   Verisity, Ltd. (b)                                 190,905
                                                          ---------------
      Computer Networking (1.6%)
      40,100   Adaptec, Inc. (b)                                  271,477
      20,700   Ask Jeeves (b)                                     361,215
                                                          ---------------
                                                                  632,692
                                                          ---------------
      Computer Services & Software (12.1%)
      37,500   Agile Software Corporation (b)                     315,375
      24,800   Avid Technology, Inc. (b)                        1,152,208
       9,400   CACI International, Inc. (b)                       369,796
      83,600   Chordiant Software, Inc. (b)                       243,276
      20,600   FileNET Corporation (b)                            375,332
      14,500   Hyperion Solutions Corporation (b)                 396,285
      44,600   Informatica Corporation (b)                        326,918
      50,442   Manugistics Group, Inc. (b)                        233,546
      79,100   Matrixone, Inc. (b)                                401,828
      28,200   RealNetworks, Inc. (b)                             162,150
      18,200   Take-Two Interactive Software (b)                  484,120
      34,600   webMethods, Inc. (b)                               269,880
                                                          ---------------
                                                                4,730,714
                                                          ---------------
      Computer Systems (.1%)
       5,303   Secure Computing Corporation (b)                    49,795
                                                          ---------------
      Drugs (2.0%)
      31,100   Accredo Health, Inc. (b)                           761,328
                                                          ---------------
      Electrical Semiconductor (.9%)
      47,400   Axcelis Technologies, Inc. (b)                     348,864
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   TECHNOLOGY--CONTINUED
      Electronic Components-Semiconductor (8.0%)
      16,400   Actel Corporation (b)                      $       399,340
      21,940   Brooks Automation, Inc. (b)                        422,345
      15,704   Cymer, Inc. (b)                                    635,227
       9,600   Integrated Circuit Systems, Inc. (b)               288,480
      38,900   Semtech Corporation (b)                            641,850
      21,700   Varian Semiconductor Equipment
                 Associates, Inc. (b)                             721,525
                                                          ---------------
                                                                3,108,767
                                                          ---------------
      Service - Data Processing (1.2%)
      26,804   Documentum, Inc. (b)                               459,689
                                                          ---------------
   TRANSPORTATION (2.2%)
      Trucking (2.2%)
       9,500   JB Hunt Transport Services, Inc. (b)               447,830
      19,300   Swift Transportation Company, Inc. (b)             425,372
                                                          ---------------
                                                                  873,202
                                                          ---------------
Total common stock (cost: $34,326,372)                         37,583,712
                                                          ---------------

WARRANTS ( -- )
   TECHNOLOGY ( -- )
      Electrical Instruments ( -- )
          19   APW, Ltd. (b) (d)                                        -
                                                          ---------------
               Total warants (cost: $757)                               -
                                                          ---------------
SHORT-TERM SECURITIES (6.8%)
   1,999,442   Federated Money Market Obligations
                 Trust -- Prime Obligations Fund, current
                 rate 0.959%                                    1,999,442
     668,318   Wells Fargo & Company -- Cash Investment
                 Fund, current rate 0.951%                        668,318
                                                          ---------------
               Total short-term securities
                 (cost: $2,667,760)                             2,667,760
                                                          ---------------
               Total investments in securities
                 (cost: $36,994,889) (e)                  $    40,251,472
                                                          ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c)  The Fund held 2.5% of net assets in foreign securities at July 31, 2003.
(d) This security is being fair-valued according to procedures approved by the board of directors.
(e) At July 31, 2003 the cost of securities for federal income tax purposes was $37,267,571. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                        $     4,299,487
     Gross unrealized depreciation                             (1,315,586)
                                                          ---------------
     Net unrealized appreciation                          $     2,983,901
                                                          ===============

                 See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES
JULY 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
COMMON STOCK (100.4%)
   BASIC MATERIALS (1.9%)
      Chemicals (1.9%)
       8,300   Praxair, Inc.                              $       536,678
                                                          ---------------
   CONSUMER CYCLICAL (8.3%)
      Auto (.1%)
         600   Harley-Davidson, Inc.                               28,128
                                                          ---------------
      Leisure (1.7%)
      19,200   International Game Technology                      488,640
                                                          ---------------
      Retail (6.5%)
       5,400   Autozone, Inc. (b)                                 449,604
      18,100   Dollar General Corporation                         333,040
       7,500   Kohl's Corporation (b)                             445,125
       5,100   Target Corporation                                 195,432
       7,600   Wal-Mart Stores, Inc.                              424,916
                                                          ---------------
                                                                1,848,117
                                                          ---------------
   CONSUMER STAPLES (4.3%)
      Beverage (1.1%)
       6,300   Anheuser-Busch Companies, Inc.                     326,466
                                                          ---------------
      Service (1.1%)
       8,600   Manpower, Inc.                                     327,660
                                                          ---------------
      Tobacco (2.1%)
      14,900   Altria Group, Inc.                                 596,149
                                                          ---------------
   ENERGY (6.0%)
      Oil & Gas Services (6.0%)
      14,300   BJ Services Company (b)                            489,775
      34,000   Smith International, Inc. (b)                    1,218,560
                                                          ---------------
                                                                1,708,335
                                                          ---------------
   FINANCIAL (12.3%)
      Banks (4.4%)
       6,800   Bank of America Corporation                        561,476
      13,700   Wells Fargo & Company                              692,261
                                                          ---------------
                                                                1,253,737
                                                          ---------------
      Consumer Finance (4.7%)
       9,400   Capital One Financial Corporation                  450,354
      21,300   SLM Corporation                                    883,098
                                                          ---------------
                                                                1,333,452
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
      Insurance ( -- )
       1,100   Travelers Property Casualty Corporation    $        17,778
                                                          ---------------
      Investment Bankers/Brokers (3.2%)
      10,600   Goldman Sachs Group, Inc.                          923,684
                                                          ---------------
   HEALTH CARE (31.0%)
      Biotechnology (12.4%)
      35,000   Amgen, Inc. (b)                                  2,435,300
      16,200   Gilead Sciences, Inc. (b)                        1,110,510
                                                          ---------------
                                                                3,545,810
                                                          ---------------
      Drugs (6.1%)
      30,950   Pfizer, Inc.                                     1,032,492
      12,600   Teva Pharmaceutical Industries (c)                 722,484
                                                          ---------------
                                                                1,754,976
                                                          ---------------
      Health Care - Diversified (1.0%)
       5,300   Johnson & Johnson                                  274,487
                                                          ---------------
      Hospital Management (1.6%)
      23,600   Health Management Associates, Inc.                 471,292
                                                          ---------------
      Medical Products/Supplies (9.9%)
       9,100   Boston Scientific Corporation (b)                  575,393
      26,200   Medtronic, Inc.                                  1,349,300
      19,200   Zimmer Holdings, Inc. (b)                          917,952
                                                          ---------------
                                                                2,842,645
                                                          ---------------
   TECHNOLOGY (36.6%)
      Computer Hardware (2.1%)
      17,830   Dell, Inc. (b)                                     600,514
                                                          ---------------
      Computer Networking (2.9%)
      41,885   Cisco Systems, Inc. (b)                            817,595
                                                          ---------------
      Computer Peripherals (5.6%)
     150,600   EMC Corporation (b)                              1,602,384
                                                          ---------------
      Computer Services & Software (8.1%)
      34,618   Microsoft Corporation                              913,916
      47,500   SAP AG (c)                                       1,394,125
                                                          ---------------
                                                                2,308,041
                                                          ---------------
      Electrical Instruments (3.2%)
      10,800   Garmin, Ltd. (c)                                   413,208
       6,200   Harman International Industries, Inc.              518,320
                                                          ---------------
                                                                  931,528
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   TECHNOLOGY--CONTINUED
      Electronic Components-Semiconductor (12.3%)
      25,666   Analog Devices, Inc. (b)                   $       974,025
      18,300   Applied Materials, Inc. (b)                        356,850
      14,988   Linear Technology Corporation                      552,757
      11,822   Maxim Integrated Products                          462,004
      28,900   Microchip Technology, Inc.                         761,804
      15,500   Xilinx, Inc. (b)                                   407,340
                                                          ---------------
                                                                3,514,780
                                                          ---------------
      Service - Data Processing (2.4%)
      22,200   Veritas Software Corporation (b)                   683,760
                                                          ---------------
Total common stock (cost: $24,226,012)                         28,736,636
                                                          ---------------
SHORT-TERM SECURITIES (2.4%)
     696,563   Federated Money Market Obligations
                 Trust -- Prime Obligations Fund,
                 current rate 0.959%                              696,563
                                                          ---------------
               Total short-term securities
                 (cost: $696,563)                                 696,563
                                                          ---------------
               Total investments in securities
                 (cost: $24,922,575) (d)                  $    29,433,199
                                                          ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c)  The Fund held 8.8% of net assets in foreign securities at July 31, 2003.
(d) At July 31, 2003 the cost of securities for federal income tax purposes was $26,070,078. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                        $     3,378,980
     Gross unrealized depreciation                                (15,859)
                                                          ---------------
     Net unrealized appreciation                          $     3,363,121
                                                          ===============

                 See accompanying notes to financial statements.

                                                         ADVANTUS INDEX 500 FUND
                                                       INVESTMENTS IN SECURITIES
                                                                   JULY 31, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
COMMON STOCK (93.9%)
   BASIC MATERIALS (2.9%)
      Agriculture Products (.1%)
         886   Monsanto Company                           $        20,378
                                                          ---------------
      Aluminum (.2%)
       3,078   Alcoa, Inc.                                         85,476
                                                          ---------------
      Chemicals (1.4%)
         802   Air Products and Chemicals, Inc.                    37,277
       3,639   Du Pont El de Nemours & Company                    159,898
         273   Eastman Chemical Company                             9,910
         962   Ecolab, Inc.                                        23,771
         450   Engelhard Corporation                               11,826
         182   Great Lakes Chemical Corporation                     3,967
         380   Hercules, Inc. (b)                                   4,340
         292   International Flavors and Fragrances, Inc.           8,804
         593   PPG Industries, Inc.                                33,487
         608   Praxair, Inc.                                       39,313
         771   Rohm & Haas Company                                 27,270
         265   Sigma-Aldrich Corporation                           15,097
       3,328   The Dow Chemical Company                           117,478
         487   The Sherwin-Williams Company                        14,610
                                                          ---------------
                                                                  507,048
                                                          ---------------
      Construction (.1%)
         370   Vulcan Materials Company                            14,881
                                                          ---------------
      Iron and Steel (.1%)
         293   Allegheny Technologies, Inc.                         2,212
         293   Nucor Corporation                                   14,451
         374   United States Steel Corporation                      5,894
                                                          ---------------
                                                                   22,557
                                                          ---------------
      Mining (.2%)
         532   Freeport-McMoRan Copper & Gold, Inc.                14,252
       1,482   Newmont Mining Corporation                          53,500
         340   Phelps Dodge Corporation (b)                        14,345
                                                          ---------------
                                                                   82,097
                                                          ---------------
      Paper and Forest (.8%)
         232   Bemis Company                                       10,368
         156   Boise Cascade Corporation                            3,867
         843   Georgia-Pacific Corporation                         18,419
       1,714   International Paper Company                         67,052
       1,845   Kimberly-Clark Corporation                          89,298
         372   Louisiana-Pacific Corporation (b)                    4,520
         680   MeadWestvaco Corporation                            16,463

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   BASIC MATERIALS--CONTINUED
         670   Plum Creek Timber Company, Inc.            $        18,197
         223   Temple-Inland, Inc.                                 10,345
         824   Weyerhaeuser Company                                46,383
                                                          ---------------
                                                                  284,912
                                                          ---------------
   CAPITAL GOODS (7.5%)
      Aerospace/Defense (1.5%)
         761   General Dynamics Corporation                        60,378
         426   Goodrich Corporation                                 9,798
       1,632   Lockheed Martin Corporation                         85,419
         687   Northrop Grumman Corporation                        63,369
       1,450   Raytheon Company                                    44,515
         676   Rockwell Automation, Inc.                           17,468
         600   Rockwell Collins, Inc.                              15,618
       3,059   The Boeing Company                                 101,314
       1,697   United Technologies Corporation                    127,665
                                                          ---------------
                                                                  525,544
                                                          ---------------
      Containers - Metal/Glass ( -- )
         200   Ball Corporation                                     9,940
                                                          ---------------
      Electrical Equipment (3.7%)
         639   American Power Conversion (b)                       11,138
         343   Cooper Industries, Ltd.                             15,205
       1,510   Emerson Electric Company                            81,087
      36,361   General Electric Company (e)                     1,034,107
       3,084   Honeywell International, Inc.                       87,216
         722   Jabil Circuit, Inc. (b)                             16,642
         702   Molex, Inc.                                         19,600
         300   Power-One, Inc. (b)                                  3,177
       3,001   Solectron Corporation (b)                           15,335
         586   Thermo Electron Corporation (b)                     13,038
                                                          ---------------
                                                                1,296,545
                                                          ---------------
      Engineering/Construction (.2%)
       1,249   Caterpillar, Inc.                                   84,270
                                                          ---------------
      Machinery (.3%)
         904   Deere & Company                                     45,905
         755   Dover Corporation                                   27,641
         634   Ingersoll-Rand Company (c)                          34,388
                                                          ---------------
                                                                  107,934
                                                          ---------------
      Manufacturing (1.4%)
       1,469   3M Company                                         205,954
         406   Avery Dennison Corporation                          21,908

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CAPITAL GOODS--CONTINUED
       1,112   Illinois Tool Works, Inc.                  $        77,451
         400   Parker Hannifin Corporation                         18,440
         296   Sealed Air Corporation (b)                          14,128
         505   Textron, Inc.                                       21,927
       7,241   Tyco International, Ltd. (c)                       134,682
                                                          ---------------
                                                                  494,490
                                                          ---------------
      Metal Fabrication ( -- )
         296   Worthington Industries                               4,351
                                                          ---------------
      Office Equipment (.1%)
         879   Pitney Bowes, Inc.                                  33,490
                                                          ---------------
      Trucks and Parts (.1%)
         175   Cummins, Inc.                                        8,108
         255   Navistar International Corporation (b)               9,950
         422   Paccar, Inc.                                        32,578
                                                          ---------------
                                                                   50,636
                                                          ---------------
      Waste Management (.2%)
         693   Allied Waste Industries, Inc. (b)                    8,399
       2,118   Waste Management, Inc.                              50,599
                                                          ---------------
                                                                   58,998
                                                          ---------------
   COMMUNICATION SERVICES (4.2%)
      Cellular (.5%)
       9,834   AT&T Wireless Services, Inc. (b)                    83,884
       3,713   Nextel Communications, Inc. (b)                     67,799
       3,653   Sprint Corporation-PCS Group (b)                    22,466
                                                          ---------------
                                                                  174,149
                                                          ---------------
      Telecommunication (.9%)
       2,898   ADC Telecommunications, Inc. (b)                     6,318
         560   Andrew Corporation (b)                               6,098
       1,316   Avaya, Inc. (b)                                     12,634
       1,659   CIENA Corporation (b)                                9,639
         682   Comverse Technology, Inc. (b)                       10,060
       4,590   Corning, Inc. (b)                                   37,363
      15,003   Lucent Technologies, Inc. (b)                       26,405
       8,397   Motorola, Inc.                                      75,909
       2,875   Qualcomm, Inc.                                     107,698
         482   Scientific-Atlanta, Inc.                            14,600
       1,454   Tellabs, Inc. (b)                                    9,785
                                                          ---------------
                                                                  316,509
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   COMMUNICATION SERVICES--CONTINUED
      Telephone (2.8%)
       1,161   Alltel Corporation                         $        54,323
       2,794   AT&T Corporation                                    59,400
       6,697   BellSouth Corporation                              170,573
         533   Centurytel, Inc.                                    18,277
         957   Citizens Communications Company (b)                 11,340
       6,148   Qwest Communications International,
                 Inc. (b)                                          24,531
      12,048   SBC Communications, Inc.                           281,441
       3,260   Sprint Corporation-FON Group                        46,031
       9,974   Verizon Communications, Inc.                       347,694
                                                          ---------------
                                                                1,013,610
                                                          ---------------
   CONSUMER CYCLICAL (10.3%)
      Auto (1.1%)
         995   Autonation, Inc. (b)                                17,104
         237   Cooper Tire & Rubber Company                         4,029
         538   Dana Corporation                                     8,285
         564   Danaher Corporation                                 40,721
       2,006   Delphi Corporation                                  16,850
         302   Eaton Corporation                                   25,419
       6,637   Ford Motor Company                                  73,405
       2,009   General Motors Corporation                          75,197
       1,063   Harley-Davidson, Inc.                               49,833
         375   ITT Industries, Inc.                                25,012
         330   Johnson Controls, Inc.                              31,881
         613   The Goodyear Tire & Rubber Company                   3,378
         474   Visteon Corporation                                  3,000
                                                          ---------------
                                                                  374,114
                                                          ---------------
      Building Materials (.2%)
         297   American Standard Companies, Inc. (b)               22,691
         214   Crane Company                                        5,309
       1,687   Masco Corporation                                   41,112
                                                          ---------------
                                                                   69,112
                                                          ---------------
      Construction (.1%)
         250   Centex Corporation                                  18,142
         200   KB Home                                             11,322
         259   Pulte Homes, Inc.                                   15,830
                                                          ---------------
                                                                   45,294
                                                          ---------------
      Distribution Durables (.1%)
         640   Genuine Parts Company                               19,802
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL--CONTINUED
      Hardware and Tools (.1%)
         286   Black & Decker Corporation                 $        11,686
         220   Snap-On, Inc.                                        6,230
         255   The Stanley Works                                    7,224
                                                          ---------------
                                                                   25,140
                                                          ---------------
      Houseware (.1%)
         628   Leggett & Platt, Inc.                               13,904
         275   Maytag Corporation                                   6,999
         256   Whirlpool Corporation                               16,583
                                                          ---------------
                                                                   37,486
                                                          ---------------
      Leisure (.2%)
         327   Brunswick Corporation                                8,813
         628   Hasbro, Inc.                                        11,838
       1,272   International Game Technology                       32,372
       1,547   Mattel, Inc.                                        30,058
                                                          ---------------
                                                                   83,081
                                                          ---------------
      Lodging - Hotel (.3%)
         371   Harrah's Entertainment, Inc. (b)                    16,194
       1,309   Hilton Hotels Corporation                           19,111
         814   Marriott International, Inc.                        33,455
         677   Starwood Hotels & Resorts Worldwide, Inc.           22,070
                                                          ---------------
                                                                   90,830
                                                          ---------------
      Photography/Imagery (.1%)
       1,028   Eastman Kodak Company                               28,404
                                                          ---------------
      Publishing (.7%)
         324   Dow Jones and Company, Inc.                         13,715
       1,005   Gannett Company, Inc.                               77,214
         305   Knight-Ridder, Inc.                                 20,932
         178   Meredith Corporation                                 8,095
         571   New York Times Company                              25,467
         411   RR Donnelly & Sons Company                          10,875
         673   The McGraw-Hill Companies, Inc.                     40,905
       1,158   Tribune Company                                     54,681
                                                          ---------------
                                                                  251,884
                                                          ---------------
      Retail (6.5%)
         239   American Greetings (b)                               4,257
         404   Autozone, Inc. (b)                                  33,637
       1,049   Bed Bath & Beyond, Inc. (b)                         40,733
       1,181   Best Buy Company, Inc. (b)                          51,551
         405   Big Lots, Inc. (b)                                   6,241

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL--CONTINUED
         692   Circuit City Stores, Inc.                  $         6,353
       1,637   Costco Wholesale Corporation (b)                    60,651
       1,378   CVS Corporation                                     41,326
         553   Darden Restaurants, Inc.                            10,347
         278   Dillards, Inc.                                       4,189
       1,145   Dollar General Corporation                          21,068
       1,155   eBay, Inc. (b)                                     123,816
         628   Family Dollar Stores                                23,556
         638   Federated Department Stores                         25,526
       8,332   Home Depot, Inc.                                   259,958
         913   JC Penney Company                                   16,964
       1,264   Kohl's Corporation (b)                              75,018
       1,862   Limited Brands, Inc.                                31,114
       2,828   Lowe's Companies, Inc.                             134,500
         997   Nike, Inc.                                          51,585
         423   Nordstrom, Inc.                                      8,930
       1,046   Office Depot, Inc. (b)                              17,364
         609   RadioShack Corporation                              16,181
         198   Reebok International, Ltd.                           6,514
       1,078   Sears Roebuck and Company                           43,875
       1,765   Staples, Inc. (b)                                   35,547
       3,315   Target Corporation                                 127,031
       3,159   The Gap, Inc.                                       56,830
         988   The May Department Stores Company                   24,413
         518   Tiffany & Company                                   17,798
       1,806   TJX Companies, Inc.                                 35,127
         768   Toys 'R' US, Inc. (b)                                8,563
      15,980   Wal-Mart Stores, Inc. (e)                          893,442
                                                          ---------------
                                                                2,314,005
                                                          ---------------
      Service (.7%)
         615   Apollo Group, Inc. (b)                              39,827
       3,690   Cendant Corporation (b)                             66,236
         478   Convergys Corporation (b)                            8,064
         313   Fluor Corporation                                   11,152
         674   H&R Block, Inc.                                     28,571
       1,344   Interpublic Group of Companies, Inc.                18,547
         405   Monster Worldwide, Inc. (b)                         10,753
         708   Omnicom Group                                       52,307
         355   Quintiles Transnational Corporation (b)              4,881
         554   Robert Half International, Inc. (b)                 12,027
         514   Sabre Holdings Corporation                          11,863
                                                          ---------------
                                                                  264,228
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL--CONTINUED
      Textiles (.1%)
         475   Jones Apparel Group, Inc. (b)              $        13,751
         416   Liz Claiborne, Inc.                                 14,323
         350   VF Corporation                                      13,346
                                                          ---------------
                                                                   41,420
                                                          ---------------
   CONSUMER STAPLES (11.1%)
      Beverage (2.6%)
         164   Adolph Coors                                         8,426
       3,026   Anheuser-Busch Companies, Inc.                     156,807
         250   Brown-Forman Corporation                            19,475
       1,595   Coca-Cola Enterprises, Inc.                         27,195
         948   Pepsi Bottling Group, Inc.                          20,837
       6,231   PepsiCo, Inc.                                      287,062
       8,933   The Coca-Cola Company                              401,717
                                                          ---------------
                                                                  921,519
                                                          ---------------
      Broadcasting (1.0%)
       2,227   Clear Channel Communications, Inc.                  91,196
       8,155   Comcast Corporation (b)                            247,260
         846   Univision Communications, Inc. (b)                  26,395
                                                          ---------------
                                                                  364,851
                                                          ---------------
      Entertainment (1.5%)
       2,303   Carnival Corporation                                79,016
       6,368   Viacom, Inc.                                       277,135
       7,409   Walt Disney Company                                162,405
                                                          ---------------
                                                                  518,556
                                                          ---------------
      Food (1.4%)
       2,302   Archer-Daniels-Midland Company                      30,248
       1,444   Campbell Soup Company                               34,873
       1,918   ConAgra Foods, Inc.                                 43,213
       1,338   General Mills, Inc.                                 61,374
         515   Hershey Foods Corporation                           37,497
       1,328   HJ Heinz Company                                    45,232
       1,444   Kellogg Company                                     49,573
         450   McCormick & Company, Inc.                           11,502
       2,778   Sara Lee Corporation                                51,921
       2,322   Sysco Corporation                                   69,962
         849   WM Wrigley Jr. Company                              46,092
                                                          ---------------
                                                                  481,487
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL--CONTINUED
      Household Products (2.0%)
         781   Clorox Company                             $        33,888
       1,951   Colgate-Palmolive Company                          106,525
       1,001   Newell Rubbermaid, Inc.                             23,654
         578   Pactiv Corporation (b)                              11,416
       4,792   Procter & Gamble Company                           421,073
       3,703   The Gillette Company                               113,904
         211   Tupperware Corporation                               3,273
                                                          ---------------
                                                                  713,733
                                                          ---------------
      Personal Care (.2%)
         249   Alberto-Culver Company                              13,852
         889   Avon Products, Inc.                                 55,465
                                                          ---------------
                                                                   69,317
                                                          ---------------
      Restaurants (.5%)
       4,575   McDonald's Corporation                             105,271
       1,359   Starbucks Corporation (b)                           37,141
         431   Wendy's International, Inc.                         12,667
       1,027   Yum! Brands, Inc. (b)                               30,738
                                                          ---------------
                                                                  185,817
                                                          ---------------
      Retail (.7%)
       1,330   Albertson's, Inc.                                   25,084
       2,736   Kroger Company (b)                                  46,375
       1,561   Safeway, Inc. (b)                                   33,327
         485   Supervalu, Inc.                                     11,422
       3,681   Walgreen Company                                   110,136
         510   Winn-Dixie Stores, Inc.                              5,845
                                                          ---------------
                                                                  232,189
                                                          ---------------
      Service (.2%)
         630   Cintas Corporation                                  26,057
       2,956   Concord EFS, Inc. (b)                               40,231
         231   Deluxe Corporation                                  10,256
                                                          ---------------
                                                                   76,544
                                                          ---------------
      Tobacco (1.0%)
       7,343   Altria Group, Inc.                                 293,793
         554   Fortune Brands, Inc.                                30,808
         315   R.J. Reynolds Tobacco Holdings, Inc.                11,189
         630   UST, Inc.                                           20,948
                                                          ---------------
                                                                  356,738
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   ENERGY (5.2%)
      Oil & Gas (4.7%)
         328   Amerada Hess Corporation                   $        15,406
         891   Anadarko Petroleum Corporation                      39,026
         600   Apache Corporation                                  37,176
         240   Ashland, Inc.                                        7,870
         716   Burlington Resources, Inc.                          33,058
       3,921   ChevronTexaco Corporation                          282,743
       2,462   ConocoPhillips                                     128,861
         844   Devon Energy Corporation                            39,980
         390   EOG Resources, Inc.                                 15,124
      24,323   Exxon Mobil Corporation (e)                        865,412
         400   Kerr-McGee Corporation                              17,600
       1,081   Marathon Oil Corporation                            27,825
         528   Nabors Industries, Ltd. (b) (c)                     18,902
         497   Noble Corporation (b)                               16,336
       1,342   Occidental Petroleum Corporation                    43,870
         320   Rowan Companies, Inc. (b)                            7,024
         300   Sunoco, Inc.                                        11,100
       1,096   Transocean, Inc. (b)                                21,449
         898   Unocal Corporation                                  26,302
                                                          ---------------
                                                                1,655,064
                                                          ---------------
      Oil & Gas Services (.5%)
       1,243   Baker Hughes, Inc.                                  39,043
         573   BJ Services Company (b)                             19,625
       1,537   Halliburton Company                                 34,075
         237   McDermott International, Inc. (b)                    1,401
       2,099   Schlumberger, Ltd.                                  94,602
                                                          ---------------
                                                                  188,746
                                                          ---------------
   FINANCIAL (20.0%)
      Banks (6.5%)
       1,241   Amsouth BanCorp                                     26,892
       5,432   Bank of America Corporation                        448,560
       4,143   Bank One Corporation                               163,897
       2,036   BB&T Corporation                                    71,056
         776   Charter One Financial, Inc.                         25,236
         658   Comerica, Inc.                                      31,900
       2,083   Fifth Third BanCorp                                114,586
         424   First Tennessee National Corporation                18,190
       3,869   FleetBoston Financial Corporation                  120,287
         785   Huntington Bancshares, Inc.                         16,045
       1,505   Keycorp                                             40,500
         822   Marshall & Ilsley Corporation                       25,745
       1,538   Mellon Financial Corporation                        46,524

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
       2,200   National City Corporation                  $        72,490
         525   North Fork Bancorporation, Inc.                     18,401
         831   Northern Trust Corporation                          36,281
         860   Regions Financial Corporation                       31,046
       1,221   SouthTrust Corporation                              34,994
       1,174   State Street Corporation                            53,887
         995   SunTrust Banks, Inc.                                60,596
       1,131   Synovus Financial Corporation                       26,612
       2,794   The Bank of New York Company, Inc.                  84,155
       6,962   U.S. Bancorp                                       170,708
         730   Union Planters Corporation                          23,462
       4,878   Wachovia Corporation                               213,120
       6,075   Wells Fargo & Company                              306,970
         297   Zions Bancorporation                                16,584
                                                          ---------------
                                                                2,298,724
                                                          ---------------
      Finance - Diversified (3.1%)
       4,703   American Express Company                           207,732
         852   Capital One Financial Corporation                   40,819
       3,554   Fannie Mae (FNMA)                                  227,598
         405   Federated Investors, Inc.                           11,640
       2,493   Freddie Mac (FHLMC)                                121,783
         809   Janus Capital Group, Inc.                           14,158
       7,361   JP Morgan Chase & Company                          258,003
       4,633   MBNA Corporation                                   103,270
         570   Moody's Corporation                                 29,480
       1,048   Providian Financial Corporation (b)                 10,113
       1,740   SLM Corporation                                     72,140
                                                          ---------------
                                                                1,096,736
                                                          ---------------
      Insurance (5.0%)
         920   ACE, Ltd. (c)                                       30,351
         590   Aetna, Inc.                                         36,356
       1,847   Aflac, Inc.                                         59,252
         396   AMBAC Financial Group, Inc.                         26,085
       9,559   American International Group                       613,687
       1,132   AON Corporation                                     27,225
         712   Chubb Corporation                                   46,138
         543   Cigna Corporation                                   25,402
         554   Cincinnati Financial Corporation                    21,772
       1,057   Hartford Financial Services Group, Inc.             55,165
         541   Jefferson-Pilot Corporation                         23,804
       1,062   John Hancock Financial Services, Inc.               34,674
         643   Lincoln National Corporation                        24,010
         647   Loews Corporation                                   29,762

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
       1,942   Marsh & McLennan Companies, Inc.           $        96,362
         554   MBIA, Inc.                                          28,043
       2,727   Metlife, Inc.                                       75,592
         387   MGIC Investment Corporation                         21,478
       1,156   Principal Financial Group                           37,686
       1,959   Prudential Financial, Inc.                          69,701
         522   Safeco Corporation                                  19,434
         789   St. Paul Companies                                  27,749
       2,556   The Allstate Corporation                            97,205
         774   The Progressive Corporation                         51,038
         434   Torchmark Corporation                               17,638
       3,589   Travelers Property Casualty Corporation             57,927
         987   UnumProvident Corporation                           13,403
         610   WellPoint Health Networks (b)                       51,026
         540   XL Capital, Ltd. (c)                                42,930
                                                          ---------------
                                                                1,760,895
                                                          ---------------
      Investment Bankers/Brokers (4.4%)
         354   Bear Stearns & Company, Inc.                        23,718
      18,769   Citigroup, Inc.                                    840,851
         896   Franklin Resources, Inc.                            38,931
       1,703   Goldman Sachs Group, Inc.                          148,399
         889   Lehman Brothers Holdings, Inc.                      56,247
       3,443   Merrill Lynch & Company, Inc.                      187,196
       3,919   Morgan Stanley                                     185,917
         446   T Rowe Price Group, Inc.                            18,103
       4,878   The Charles Schwab Corporation                      50,780
                                                          ---------------
                                                                1,550,142
                                                          ---------------
      Public Finance (.2%)
         510   Countrywide Financial Corporation                   34,073
       1,017   PNC Financial Services Group, Inc.                  49,782
                                                          ---------------
                                                                   83,855
                                                          ---------------
     Real Estate Investment Trust - Apartments (.1%)
         350   Apartment Investment & Management Company           13,794
         993   Equity Residential                                  27,705
                                                          ---------------
                                                                   41,499
                                                          ---------------
     Real Estate Investment Trust - Office Property (.1%)
       1,451   Equity Office Properties Trust                      40,251
                                                          ---------------
      Real Estate Investment Trust - Regional Mall (.1%)
         685   Simon Property Group, Inc.                          29,010
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
      Real Estate Investment Trust -
        Warehouse/Industrial ( -- )
         650   Prologis                                   $        17,908
                                                          ---------------
      Savings and Loans (.5%)
         598   Golden West Financial Corporation                   49,395
       3,374   Washington Mutual, Inc.                            133,206
                                                          ---------------
                                                                  182,601
                                                          ---------------
   HEALTH CARE (13.2%)
      Biotechnology (1.2%)
       4,568   Amgen, Inc. (b)                                    317,841
         548   Biogen, Inc. (b)                                    21,054
         712   Chiron Corporation (b)                              32,467
         799   Genzyme Corporation-General Division (b)            40,302
         200   Millipore Corporation (b)                            8,898
                                                          ---------------
                                                                  420,562
                                                          ---------------
      Drugs (7.4%)
       5,661   Abbott Laboratories                                222,194
       7,029   Bristol-Myers Squibb Company                       184,160
       1,619   Cardinal Health, Inc.                               88,640
       4,155   Eli Lilly & Company                                273,565
       1,354   Forest Laboratories, Inc. (b)                       64,830
         873   King Pharmaceuticals, Inc. (b)                      13,147
         969   Medimmune, Inc. (b)                                 37,975
       8,232   Merck & Company, Inc.                              455,065
      28,731   Pfizer, Inc.                                       958,466
       5,326   Schering-Plough Corporation                         90,435
         375   Watson Pharmaceuticals, Inc. (b)                    14,978
       4,813   Wyeth                                              219,377
                                                          ---------------
                                                                2,622,832
                                                          ---------------
      Health Care - Diversified (1.8%)
         484   Allergan, Inc.                                      38,952
      10,867   Johnson & Johnson                                  562,802
       1,661   Tenet Healthcare Corporation (b)                    22,889
                                                          ---------------
                                                                  624,643
                                                          ---------------
      Hospital Management (.2%)
       1,845   HCA, Inc.                                           65,036
         865   Health Management Associates, Inc.                  17,274
                                                          ---------------
                                                                   82,310
                                                          ---------------
      Managed Care (.5%)
         573   Humana, Inc. (b)                                    10,039
         332   Manor Care, Inc. (b)                                 9,462

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   HEALTH CARE--CONTINUED
       1,017   McKesson Corporation                       $        32,808
       2,156   UnitedHealth Group, Inc.                           112,306
                                                          ---------------
                                                                  164,615
                                                          ---------------
      Medical Products/Supplies (1.9%)
         392   AmerisourceBergen Corporation                       24,731
         187   Bausch & Lomb, Inc.                                  7,904
       2,120   Baxter International, Inc.                          58,533
         944   Becton Dickinson & Company                          34,579
         913   Biomet, Inc.                                        27,034
       1,532   Boston Scientific Corporation (b)                   96,868
         227   CR Bard, Inc.                                       15,563
       1,137   Guidant Corporation                                 53,689
       4,421   Medtronic, Inc.                                    227,682
         451   Pall Corporation                                    10,179
         666   St. Jude Medical, Inc. (b)                          35,731
         752   Stryker Corporation                                 57,543
         718   Zimmer Holdings, Inc. (b)                           34,328
                                                          ---------------
                                                                  684,364
                                                          ---------------
      Special Services (.2%)
         489   Anthem, Inc. (b)                                    36,924
         365   Quest Diagnostics (b)                               21,812
                                                          ---------------
                                                                   58,736
                                                          ---------------
   TECHNOLOGY (15.4%)
      Computer Hardware (3.4%)
       1,325   Apple Computer, Inc. (b)                            27,891
       9,314   Dell, Inc. (b)                                     313,696
       1,117   Gateway, Inc. (b)                                    5,708
      11,069   Hewlett-Packard Company                            234,331
       6,306   International Business Machines Corporation        512,362
         335   NCR Corporation (b)                                  9,236
      11,676   Sun Microsystems, Inc. (b)                          43,668
         769   Symbol Technologies, Inc.                            9,851
       2,793   Xerox Corporation (b)                               30,164
                                                          ---------------
                                                                1,186,907
                                                          ---------------
      Computer Networking (1.6%)
      25,453   Cisco Systems, Inc. (b)                            496,843
       2,205   Yahoo!, Inc. (b)                                    68,642
                                                          ---------------
                                                                  565,485
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   TECHNOLOGY--CONTINUED
      Computer Peripherals (.4%)
       7,931   EMC Corporation (b)                        $        84,386
         475   Lexmark International, Inc. (b)                     30,481
       1,173   Network Appliance, Inc. (b)                         18,745
                                                          ---------------
                                                                  133,612
                                                          ---------------
      Computer Services & Software (5.2%)
         891   Adobe Systems, Inc.                                 29,118
      16,308   AOL Time Warner, Inc. (b)                          251,632
         333   Autodesk, Inc.                                       4,982
         781   BMC Software, Inc. (b)                              11,012
         554   Citrix Systems, Inc. (b)                            10,055
       2,099   Computer Associates International, Inc.             53,420
         701   Computer Sciences Corporation (b)                   28,440
       1,371   Compuware Corporation (b)                            7,061
         549   Electronic Arts, Inc. (b)                           46,116
         825   IMS Health, Inc.                                    15,956
         324   Mercury Interactive Corporation (b)                 12,753
      39,060   Microsoft Corporation (e)                        1,031,184
       1,279   Novell, Inc. (b)                                     4,540
      19,013   Oracle Corporation (b)                             228,156
         958   Parametric Technology Corporation (b)                3,056
       1,341   Peoplesoft, Inc. (b)                                22,354
       1,775   Siebel Systems, Inc. (b)                            16,650
       1,072   Sungard Data Systems, Inc. (b)                      28,129
         545   Symantec Corporation (b)                            25,490
       1,122   Unisys Corporation (b)                              13,756
                                                          ---------------
                                                                1,843,860
                                                          ---------------
      Electrical Instruments (.3%)
       1,660   Agilent Technologies, Inc. (b)                      36,072
         686   Applera Corporation -- Applied Biosystems
                 Group                                             14,852
       5,143   JDS Uniphase Corporation (b)                        15,480
         457   PerkinElmer, Inc.                                    6,791
         307   Tektronix, Inc. (b)                                  6,487
         453   Waters Corporation (b)                              14,365
                                                          ---------------
                                                                   94,047
                                                          ---------------
      Electronics - Computer Distribution ( -- )
       1,849   Sanmina-SCI Corporation (b)                         14,681
         212   Thomas & Betts Corporation (b)                       3,235
         344   WW Grainger, Inc.                                   16,925
                                                          ---------------
                                                                   34,841
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   TECHNOLOGY--CONTINUED
      Electronic Components-Semiconductor (3.5%)
       1,184   Advanced Micro Devices, Inc. (b)           $         8,643
       1,343   Altera Corporation (b)                              25,839
       1,352   Analog Devices, Inc. (b)                            51,308
       6,009   Applied Materials, Inc. (b)                        117,176
       1,034   Applied Micro Circuits Corporation (b)               5,925
       1,015   Broadcom Corporation (b)                            20,574
      23,695   Intel Corporation                                  591,190
         710   Kla-Tencor Corporation (b)                          36,672
       1,187   Linear Technology Corporation                       43,777
       1,360   LSI Logic Corporation (b)                           12,662
       1,197   Maxim Integrated Products                           46,779
       2,172   Micron Technology, Inc. (b)                         31,798
         661   National Semiconductor Corporation (b)              14,773
         505   Novellus Systems, Inc. (b)                          18,084
         577   Nvidia Corporation (b)                              11,032
         612   PMC -- Sierra, Inc. (b)                              7,503
         377   QLogic Corporation (b)                              15,891
         663   Teradyne, Inc. (b)                                  10,906
       6,271   Texas Instruments, Inc.                            118,334
       1,235   Xilinx, Inc. (b)                                    32,456
                                                          ---------------
                                                                1,221,322
                                                          ---------------
      Service - Data Processing (1.0%)
       2,160   Automatic Data Processing                           80,093
       1,734   Electronic Data Systems Corporation                 38,616
         511   Equifax, Inc.                                       11,901
       2,250   First Data Corporation                              84,960
         722   Fiserv, Inc. (b)                                    28,187
         722   Intuit, Inc. (b)                                    31,060
       1,330   Paychex, Inc.                                       43,265
       1,518   Veritas Software Corporation (b)                    46,754
                                                          ---------------
                                                                  364,836
                                                          ---------------
   TRANSPORTATION (1.5%)
      Air Freight (.9%)
       1,082   FedEx Corporation                                   69,670
       4,081   United Parcel Service, Inc.                        257,429
                                                          ---------------
                                                                  327,099
                                                          ---------------
      Airlines (.2%)
         447   Delta Air Lines, Inc.                                5,319
       2,809   Southwest Airlines Company                          46,096
                                                          ---------------
                                                                   51,415
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   TRANSPORTATION--CONTINUED
      Railroads (.4%)
       1,307   Burlington Northern Santa Fe Corporation   $        36,021
         726   CSX Corporation                                     22,724
       1,352   Norfolk Southern Corporation                        25,999
         952   Union Pacific Corporation                           58,015
                                                          ---------------
                                                                  142,759
                                                          ---------------
      Trucking ( -- )
         206   Ryder System, Inc.                                   5,986
                                                          ---------------
   UTILITIES (2.6%)
      Electric Companies (2.3%)
         453   Allegheny Energy, Inc.                               3,746
         580   Ameren Corporation                                  24,221
       1,445   American Electric Power Company, Inc.               40,547
       1,326   Calpine Corporation (b)                              7,571
       1,033   Centerpoint Energy, Inc.                             8,336
         613   Cinergy Corporation                                 20,854
         522   CMS Energy Corporation                               3,393
         802   Consolidated Edison, Inc.                           31,847
         594   Constellation Energy Group, Inc.                    19,840
       1,147   Dominion Resources, Inc.                            68,935
         618   DTE Energy Company                                  22,069
       3,236   Duke Energy Corporation                             56,792
       1,125   Edison International (b)                            18,461
         821   Entergy Corporation                                 42,290
       1,205   Exelon Corporation                                  69,251
       1,045   FirstEnergy Corporation                             36,042
         647   FPL Group, Inc.                                     39,900
         893   NiSource, Inc.                                      17,235
       1,426   PG&E Corporation (b)                                30,588
         350   Pinnacle West Capital Corporation                   12,012
         641   PPL Corporation                                     25,377
         893   Progress Energy, Inc.                               36,381
         836   Public Service Enterprise Group, Inc.               34,067
         640   TECO Energy, Inc.                                    7,936
       2,151   The AES Corporation (b)                             13,530
       2,668   The Southern Company                                75,878
       1,115   TXU Corporation                                     22,490
       1,381   Xcel Energy, Inc.                                   19,997
                                                          ---------------
                                                                  809,586
                                                          ---------------
      Natural Gas (.3%)
       1,301   Dynegy, Inc. (b)                                     4,124
       2,159   El Paso Corporation                                 15,199
         587   KeySpan Corporation                                 19,811

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   UTILITIES--CONTINUED
         487   Kinder Morgan, Inc.                        $        26,054
         184   Nicor, Inc.                                          6,676
         158   Peoples Energy Corporation                           6,476
         762   Sempra Energy                                       21,206
       1,826   Williams Companies, Inc.                            11,595
                                                          ---------------
                                                                  111,141
                                                          ---------------
Total common stock (cost: $30,020,770)                         33,249,755
                                                          ---------------
SHORT-TERM SECURITIES (6.0%)
   1,767,521   Federated Money Market Obligations
                 Trust -- Prime Obligations Fund,
                 current rate 0.959%                            1,767,521
     366,169   Wells Fargo & Company -- Cash Investment
                 Fund, current rate 0.951%                        366,169
                                                          ---------------
               Total short-term securities
                 (cost: $2,133,690)                             2,133,690
                                                          ---------------
               Total investments in securities
                 (cost: $32,154,460) (d)                  $    35,383,445
                                                          ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c)  The Fund held 0.7% of net assets in foreign securities at July 31, 2003.
(d) At July 31, 2003 the cost of securities for federal income tax purposes was $32,884,945. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                        $     6,887,875
     Gross unrealized depreciation                             (4,389,375)
                                                          ---------------
     Net unrealized appreciation                          $     2,498,500
                                                          ===============

(e) Partially pledged as initial margin deposit on open stock index futures purchase contracts (see note 7 to the financial statements).

                 See accompanying notes to financial statements.

ADVANTUS REAL ESTATE SECURITIES FUND
INVESTMENTS IN SECURITIES
JULY 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
COMMON STOCK (97.9%)
   CONSUMER CYCLICAL (3.6%)
      Home Builders (1.2%)
       2,200   Lennar Corporation                         $       143,418
       3,400   Standard-Pacific Corporation                       115,600
       7,900   Toll Brothers, Inc. (b)                            209,350
      14,400   WCI Communities, Inc. (b)                          253,872
                                                          ---------------
                                                                  722,240
                                                          ---------------
      Lodging - Hotel (2.4%)
      25,200   Extended Stay America, Inc. (b)                    376,992
      39,500   Hilton Hotels Corporation                          576,700
      16,800   Starwood Hotels & Resorts Worldwide, Inc.          547,680
                                                          ---------------
                                                                1,501,372
                                                          ---------------
   FINANCIAL (94.3%)
      Real Estate (10.7%)
     143,440   Boardwalk Equities, Inc. (c)                     1,567,799
      91,400   Brookfield Properties Company (c)                2,063,812
      47,700   Catellus Development Corporation (b)             1,099,008
      29,300   Forest City Enterprises, Inc.                    1,201,300
      23,100   The St. Joe Company                                749,595
                                                          ---------------
                                                                6,681,514
                                                          ---------------
      Real Estate Investment Trust - Apartments (6.3%)
      45,720   Apartment Investment & Management Company        1,801,825
      12,400   BRE Properties, Inc.                               409,820
      23,900   Camden Property Trust                              891,709
      30,500   Equity Residential                                 850,950
                                                          ---------------
                                                                3,954,304
                                                          ---------------
      Real Estate Investment Trust - Diversified (8.4%)
      13,300   Colonial Properties Trust                          469,756
      31,200   Entertainment Properties Trust                     960,960
      23,700   iStar Financial, Inc.                              859,125
      52,500   Newcastle Investment Corporation                 1,119,300
      39,600   Vornado Realty Trust                             1,815,264
                                                          ---------------
                                                                5,224,405
                                                          ---------------
      Real Estate Investment Trust - Health Care (1.2%)
      44,100   Ventas, Inc.                                       729,855
                                                          ---------------
      Real Estate Investment Trust - Hotels (4.8%)
      46,100   Host Marriott Corporation (b)                      460,078
      52,600   Innkeepers USA Trust                               431,320

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
      60,000   LaSalle Hotel Properties                   $       987,000
     128,800   Winston Hotels, Inc.                             1,121,848
                                                          ---------------
                                                                3,000,246
                                                          ---------------
      Real Estate Investment Trust - Manufactured
        Housing (.1%)
       1,500   Sun Communities, Inc.                               60,900
                                                          ---------------
      Real Estate Investment Trust - Mortgage (.3%)
      13,500   American Mortgage Acceptance Company               198,990
                                                          ---------------
      Real Estate Investment Trust -
         Office Property (20.0%)
      19,500   Alexandria Real Estate Equities, Inc.              892,125
      55,500   American Financial Realty Trust                    818,070
      19,100   Boston Properties, Inc.                            826,839
      39,900   Brandywine Realty Trust                            997,500
      67,900   CarrAmerica Realty Corporation (b)               1,983,359
      12,200   Cousins Properties, Inc.                           344,040
      55,700   Equity Office Properties Trust                   1,545,118
      44,700   Highwoods Properties, Inc.                       1,034,358
      22,300   Mack-Cali Realty Corporation                       821,086
      50,200   Maguire Properties, Inc. (b)                     1,024,080
      46,626   Reckson Associates Realty Corporation            1,012,952
       7,500   SL Green Realty Corporation                        268,575
      73,800   Trizec Properties, Inc.                            876,744
                                                          ---------------
                                                               12,444,846
                                                          ---------------
      Real Estate Investment Trust -
         Regional Mall (19.0%)
      23,300   CBL & Associates Properties, Inc.                1,122,594
      40,100   General Growth Properties, Inc.                  2,734,018
      37,400   MID Atlantic Realty Trust                          783,156
      54,600   Simon Property Group, Inc.                       2,312,310
      17,700   Tanger Factory Outlet Centers                      624,810
      61,300   The Mills Corporation                            2,182,893
      53,100   The Rouse Company                                2,123,469
                                                          ---------------
                                                               11,883,250
                                                          ---------------
      Real Estate Investment Trust - Self Storage (2.7%)
      29,000   Public Storage, Inc.                             1,049,800
      20,700   Sovran Self Storage, Inc.                          656,397
                                                          ---------------
                                                                1,706,197
                                                          ---------------
      Real Estate Investment Trust -
         Shopping Centers (10.4%)
      80,600   Developers Diversified Realty Corporation        2,393,820
      57,000   Equity One, Inc.                                   969,000
      25,350   Kimco Realty Corporation                         1,037,576
       8,700   Pan Pacific Retail Properties, Inc.                372,273

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
      17,600   Ramco-Gershenson Properties                $       432,608
      23,800   Regency Centers Corporation                        865,844
      30,000   Urstadt Biddle Properties, Inc.                    406,500
                                                          ---------------
                                                                6,477,621
                                                          ---------------
      Real Estate Investment Trust -
         Warehouse/Industrial (10.4%)
      16,500   AMB Property Corporation                           463,650
      19,200   First Industrial Realty Trust, Inc.                581,760
     133,562   Prologis                                         3,679,633
      47,800   PS Business Parks, Inc.                          1,771,946
                                                          ---------------
                                                                6,496,989
                                                          ---------------
Total common stock (cost: $50,650,340)                         61,082,729
                                                          ---------------
PREFERRED STOCKS (.4%)
      Financial (.4%)
        Real Estate Investment Trust - Diversified (.4%)
       8,900   IStar Financial, Inc.                              226,861
                                                          ---------------
               Total preferred stocks
                 (cost: $222,500)                                 226,861
                                                          ---------------
SHORT-TERM SECURITIES (1.7%)
   1,085,942   Federated Money Market Obligations
                 Trust -- Prime Obligations Fund,
                 current rate 0.959%                            1,085,942
                                                          ---------------
               Total short-term securities
                 (cost: $1,085,942)                             1,085,942
                                                          ---------------
               Total investments in securities
                 (cost: $51,958,782) (d)                  $    62,395,532
                                                          ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c)  The Fund held 5.8% of net assets in foreign securities at July 31, 2003.
(d) At July 31, 2003 the cost of securities for federal income tax purposes was $52,734,484. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                        $     9,873,280
     Gross unrealized depreciation                               (212,232)
                                                          ---------------
     Net unrealized appreciation                          $     9,661,048
                                                          ===============

                 See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                       INVESTMENTS IN SECURITIES
                                                                   JULY 31, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
COMMON STOCK (97.0%)
   BASIC MATERIALS (11.0%)
      Agriculture Products (.4%)
       8,800   Bunge, Ltd.                                $       263,560
                                                          ---------------
      Chemicals (4.2%)
      96,500   Agrium, Inc. (c)                                 1,080,800
       9,600   Ferro Corporation                                  208,896
      29,200   IMC Global, Inc.                                   213,452
      23,000   Methanex Corporation (c)                           212,980
       9,100   Minerals Technologies, Inc.                        454,545
      39,100   Omnova Solutions, Inc. (b)                         165,002
      18,300   PolyOne Corporation                                 83,448
       9,100   Spartech Corporation                               206,843
       4,632   Stepan Company                                     112,650
                                                          ---------------
                                                                2,738,616
                                                          ---------------
      Construction (1.1%)
      18,800   Martin Marietta Materials, Inc.                    720,040
                                                          ---------------
      Iron and Steel (1.7%)
      24,400   AK Steel Holding Corporation (b)                    58,560
      41,700   Allegheny Technologies, Inc.                       314,835
       9,500   Belden, Inc.                                       159,030
      11,000   GrafTech International, Ltd. (b)                    75,900
      30,300   United States Steel Corporation                    477,528
                                                          ---------------
                                                                1,085,853
                                                          ---------------
      Manufacturing (.2%)
      12,100   RTI International Metals, Inc. (b)                 122,089
                                                          ---------------
      Mining (1.7%)
      22,200   Phelps Dodge Corporation (b)                       936,618
       5,150   Titanium Metals Corporation (b)                    173,298
                                                          ---------------
                                                                1,109,916
                                                          ---------------
      Paper and Forest (1.7%)
      12,900   Caraustar Industries, Inc. (b)                     115,584
      32,700   Graphic Packaging International
                 Corporation (b)                                  164,481
      22,800   Louisiana-Pacific Corporation (b)                  277,020
      22,200   Packaging Corporation of America (b)               419,580
       4,950   Rayonier, Inc.                                     172,408
                                                          ---------------
                                                                1,149,073
                                                          ---------------
   CAPITAL GOODS (22.6%)
      Aerospace/Defense (2.6%)
      58,900   AAR Corporation (b)                                477,090
      12,900   Esterline Technologies Corporation (b)             247,035

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CAPITAL GOODS--CONTINUED
      27,700   Orbital Sciences Corporation (b)           $       227,971
       5,100   Precision Castparts Corporation                    164,475
      18,600   Teledyne Technologies, Inc. (b)                    282,348
      11,700   United Defense Industries, Ltd. (b)                297,063
                                                          ---------------
                                                                1,695,982
                                                          ---------------
      Agriculture Products (.5%)
      16,400   Valmont Industries, Inc.                           345,384
                                                          ---------------
      Construction (.6%)
      28,800   Walter Industries, Inc.                            361,440
                                                          ---------------
      Electrical Equipment (2.3%)
      61,400   Technitrol, Inc. (b)                             1,152,478
      12,400   Trimble Navigation, Ltd. (b)                       339,140
                                                          ---------------
                                                                1,491,618
                                                          ---------------
      Engineering/Construction (2.3%)
      12,000   Dycom Industries, Inc. (b)                         204,120
      25,000   ElkCorp                                            605,500
      18,000   Granite Construction, Inc.                         323,460
      23,000   Joy Global, Inc. (b)                               363,170
                                                          ---------------
                                                                1,496,250
                                                          ---------------
      Iron and Steel (.3%)
      25,000   NS Group, Inc. (b)                                 186,500
                                                          ---------------
      Machinery (5.5%)
      21,200   AGCO Corporation (b)                               406,616
       3,700   Denison International PLC (b) (c)                   76,738
      68,200   JLG Industries, Inc.                               613,118
      28,400   Kadant, Inc. (b)                                   562,604
      15,300   Manitowoc Company                                  348,840
      12,300   Regal-Beloit Corporation (b)                       249,690
      10,800   Terex Corporation (b)                              231,660
      76,900   Wabtec Corporation                               1,135,044
                                                          ---------------
                                                                3,624,310
                                                          ---------------
      Manufacturing (5.6%)
      10,700   Acuity Brands, Inc.                                194,205
       8,800   Excel Technology, Inc. (b)                         229,328
      10,300   Federal Signal Corporation                         205,485
      24,700   Flowserve Corporation (b)                          475,722
      21,500   Jacuzzi Brands, Inc. (b)                           129,215
      20,500   Maverick Tube Corporation (b)                      338,250
       7,000   Pentair, Inc.                                      282,450
       8,900   Roper Industries, Inc.                             355,110

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CAPITAL GOODS--CONTINUED
      20,200   Steelcase, Inc.                            $       239,370
      20,900   Stewart & Stevenson Services                       336,490
      12,400   Tredegar Corporation                               195,300
      30,000   Trinity Industries, Inc.                           680,700
                                                          ---------------
                                                                3,661,625
                                                          ---------------
      Metal Fabrication (1.2%)
      47,001   Ladish Company, Inc. (b)                           287,176
       7,504   Penn Engineering & Manufacturing
                 Corporation                                      100,629
      11,700   Triumph Group, Inc. (b)                            363,987
                                                          ---------------
                                                                  751,792
                                                          ---------------
      Trucks and Parts (1.7%)
       5,000   Cummins, Inc.                                      231,650
      22,700   Navistar International Corporation (b)             885,754
                                                          ---------------
                                                                1,117,404
                                                          ---------------
   COMMUNICATION SERVICES (4.1%)
      Communications Equipment (3.1%)
      25,200   Anaren, Inc. (b)                                   277,452
      35,500   Andrew Corporation (b)                             386,595
       8,500   Anixter International, Inc. (b)                    189,635
      21,500   Commscope, Inc. (b)                                222,095
      32,500   Inet Technologies, Inc. (b)                        361,400
      24,000   Plantronics, Inc. (b)                              581,760
                                                          ---------------
                                                                2,018,937
                                                          ---------------
      Computer Hardware (.1%)
      37,200   NMS Communications Corporation (b)                  62,496
                                                          ---------------
      Telecommunication (.3%)
      23,700   American Tower Corporation (b)                     215,670
                                                          ---------------
      Telephone (.6%)
      63,400   PTEK Holdings, Inc. (b)                            407,662
                                                          ---------------
   CONSUMER CYCLICAL (14.3%)
      Auto (1.8%)
      11,100   American Axle & Manufacturing Holdings,
                 Inc. (b)                                         321,345
       4,700   BorgWarner, Inc.                                   313,819
      17,200   Cooper Tire & Rubber Company                       292,400
      15,600   PEP Boys-Manny Moe & Jack                          241,956
                                                          ---------------
                                                                1,169,520
                                                          ---------------
      Building Materials (.2%)
      11,200   Apogee Enterprises, Inc.                           114,576
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL--CONTINUED
      Entertainment ( -- )
       4,000   Boyd Gaming Corporation (b)                $        61,752
                                                          ---------------
      Footwear (.3%)
       9,100   Genesco, Inc. (b)                                  172,172
       3,600   Stride Rite Corporation                             36,072
                                                          ---------------
                                                                  208,244
                                                          ---------------
      Houseware (.3%)
       7,600   Furniture Brands International, Inc. (b)           180,576
                                                          ---------------
      Leisure (1.9%)
      22,200   Callaway Golf Company                              343,212
      13,200   International Game Technology                      335,940
      45,300   Six Flags, Inc. (b)                                215,175
      19,120   Steinway Musical Instruments (b)                   320,260
                                                          ---------------
                                                                1,214,587
                                                          ---------------
      Manufacturing (.3%)
       7,400   York International Corporation                     216,894
                                                          ---------------
      Publishing (3.1%)
      10,000   Bowne & Company, Inc.                              134,400
      48,200   Hollinger International, Inc.                      550,444
      22,200   Journal Register Company (b)                       408,036
      74,500   The Readers Digest Association, Inc.               967,010
                                                          ---------------
                                                                2,059,890
                                                          ---------------
      Retail (2.8%)
      10,700   American Eagle Outfitters (b)                      237,112
       5,300   American Medical Systems Holdings, Inc. (b)         95,241
       9,000   Barnes & Noble, Inc. (b)                           215,370
       1,200   Brookstone, Inc. (b)                                27,480
      24,600   Charming Shoppes, Inc. (b)                         129,150
      13,100   Dillards, Inc.                                     197,417
       7,100   Hancock Fabrics, Inc.                              127,800
      11,400   Talbots, Inc.                                      376,086
      13,600   Too, Inc. (b)                                      250,240
       5,100   Tweeter Home Entertainment Group,
                 Inc. (b)                                          38,709
       2,700   Zale Corporation (b)                               128,385
                                                          ---------------
                                                                1,822,990
                                                          ---------------
      Service (3.3%)
      50,200   Argosy Gaming Company (b)                        1,164,640
      47,000   Integrated Electrical Services, Inc. (b)           341,220
      11,300   Penn National Gaming, Inc. (b)                     242,950

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER CYCLICAL--CONTINUED
      54,600   Stewart Enterprises, Inc. (b)              $       240,786
       6,100   Viad Corporation                                   135,359
                                                          ---------------
                                                                2,124,955
                                                          ---------------
      Textiles (.3%)
       6,200   Linens 'N Things, Inc. (b)                         165,850
                                                          ---------------
   CONSUMER STAPLES (8.5%)
      Agriculture Products (.9%)
       9,600   Corn Products International, Inc.                  300,480
      15,400   NCO Group, Inc. (b)                                296,912
                                                          ---------------
                                                                  597,392
                                                          ---------------
      Broadcasting (.6%)
       2,500   COX Radio, Inc. (b)                                 52,375
      11,600   Entravision Communications Corporation (b)         123,540
      12,400   Gray Television, Inc.                              159,836
       3,600   Lin TV Corporation (b)                              78,408
                                                          ---------------
                                                                  414,159
                                                          ---------------
      Distribution Durables (.3%)
       7,400   International Multifoods Corporation (b)           185,000
                                                          ---------------
      Food (1.0%)
      27,600   Interstate Bakeries                                282,624
      33,400   Wild Oats Markets, Inc. (b)                        353,038
                                                          ---------------
                                                                  635,662
                                                          ---------------
      Household Products (1.0%)
       8,500   La-Z-Boy, Inc.                                     181,560
      29,300   Tupperware Corporation                             454,443
                                                          ---------------
                                                                  636,003
                                                          ---------------
      Personal Care (.7%)
      23,700   Playtex Products, Inc. (b)                         161,397
      19,400   Steiner Leisure, Ltd. (b) (c)                      313,310
                                                          ---------------
                                                                  474,707
                                                          ---------------
      Printing and Publishing (.5%)
      13,500   John H. Harland Company                            356,400
                                                          ---------------
      Restaurants (.6%)
       6,500   Ruby Tuesday, Inc.                                 147,940
      16,300   Ryan's Family Steak Houses, Inc. (b)               220,050
                                                          ---------------
                                                                  367,990
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   CONSUMER STAPLES--CONTINUED
      Retail (1.1%)
      21,400   Duane Reade, Inc. (b)                      $       358,450
      18,100   Longs Drug Stores Corporation                      353,493
                                                          ---------------
                                                                  711,943
                                                          ---------------
      Service (1.8%)
      28,600   Heidrick & Struggles International,
                 Inc. (b)                                         512,512
      25,900   Tetra Tech, Inc. (b)                               415,954
       8,500   Valassis Communications, Inc. (b)                  240,635
                                                          ---------------
                                                                1,169,101
                                                          ---------------
   ENERGY (5.2%)
      Coal (.5%)
       9,600   Peabody Energy Corporation                         294,624
                                                          ---------------
      Machinery (.5%)
      36,400   Hanover Compressor Company (b)                     349,076
                                                          ---------------
      Oil & Gas (2.0%)
      17,800   Cabot Oil & Gas Corporation                        445,890
      11,700   Energy Partners, Ltd. (b)                          125,892
      10,000   Nuevo Energy Company (b)                           171,500
       5,500   Spinnaker Exploration Company (b)                  120,175
       6,000   Stone Energy Corporation (b)                       231,660
      19,500   Vintage Petroleum, Inc.                            223,665
                                                          ---------------
                                                                1,318,782
                                                          ---------------
      Oil & Gas Services (2.2%)
      20,100   Core Laboratories NV (b) (c)                       259,290
      54,900   Global Industries, Ltd. (b)                        252,540
      46,700   Newpark Resources (b)                              224,627
      16,200   Veritas DGC, Inc. (b)                              159,084
      27,900   W-H Energy Services, Inc. (b)                      507,222
                                                          ---------------
                                                                1,402,763
                                                          ---------------
   FINANCIAL (5.7%)
      Banks (.7%)
      12,166   Staten Island Bancorp, Inc.                        267,652
      18,300   Sterling Bancshares, Inc.                          225,822
                                                          ---------------
                                                                  493,474
                                                          ---------------
      Consumer Finance (.7%)
      15,200   American Capital Strategies, Ltd.                  427,576
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   FINANCIAL--CONTINUED
      Finance - Diversified (.7%)
      16,500   Dollar Thrifty Automotive Group (b)        $       370,095
       5,900   SWS Group, Inc.                                    120,065
                                                          ---------------
                                                                  490,160
                                                          ---------------
      Insurance (2.6%)
      10,200   AmerUs Group Company                               312,324
       6,853   Fidelity National Financial, Inc.                  196,613
       8,800   Harleysville Group, Inc.                           197,912
      30,900   Hooper Holmes, Inc.                                216,300
      15,500   Hub International, Ltd. (c)                        294,500
       8,300   Odyssey Re Holdings Corporation                    152,720
      17,000   Ohio Casualty Corporation (b)                      252,790
       2,200   RLI Corporation                                     71,192
                                                          ---------------
                                                                1,694,351
                                                          ---------------
      Investment Bankers/Brokers (.2%)
       8,700   Investment Technology Group, Inc. (b)              161,646
                                                          ---------------
      Real Estate Investment Trust - Shopping
        Centers (.5%)
      10,900   Heritage Property Investment Trust                 311,195
                                                          ---------------
      Savings and Loans (.3%)
      10,200   First Niagara Financial Group, Inc.                167,280
                                                          ---------------
   HEALTH CARE (4.2%)
      Biotechnology (.2%)
       7,504   Invivo Corporation (b)                             134,772
                                                          ---------------
      Chemicals (.1%)
       3,700   Cambrex Corporation                                 78,366
                                                          ---------------
      Drugs (1.0%)
      19,500   ICN Pharmaceuticals, Inc.                          304,395
      19,600   Sangstat Medical Corporation (b)                   313,796
                                                          ---------------
                                                                  618,191
                                                          ---------------
      Health Care - Diversified (.3%)
       9,500   Genesis Health Ventures, Inc. (b)                  201,875
                                                          ---------------
      Hospital Management (1.4%)
       6,400   Community Health Systems, Inc. (b)                 142,080
      13,800   LifePoint Hospitals, Inc. (b)                      389,574
      29,000   Province Healthcare Company (b)                    388,600
                                                          ---------------
                                                                  920,254
                                                          ---------------
      Managed Care (.2%)
       6,600   Humana, Inc. (b)                                   115,632
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   HEALTH CARE--CONTINUED
      Medical Products/Supplies (1.0%)
       8,600   ArthoCare Corporation (b)                  $       144,050
      10,400   Cytyc Corporation (b)                              122,928
       7,300   Ocular Sciences, Inc. (b)                          156,950
      10,300   Viasys Healthcare, Inc. (b)                        233,295
                                                          ---------------
                                                                  657,223
                                                          ---------------
   TECHNOLOGY (15.8%)
      Computer Hardware (.4%)
      46,900   SimpleTech, Inc. (b)                               251,384
                                                          ---------------
      Computer Peripherals (1.3%)
      27,900   Electronics for Imaging, Inc. (b)                  585,900
       9,900   Hutchinson Technology, Inc. (b)                    284,328
                                                          ---------------
                                                                  870,228
                                                          ---------------
      Computer Services & Software (1.0%)
      14,800   Earthlink, Inc. (b)                                113,220
       8,500   Micros Systems, Inc. (b)                           291,890
       9,900   ProQuest Company (b)                               248,193
                                                          ---------------
                                                                  653,303
                                                          ---------------
      Computer Systems (.2%)
      35,700   Carreker Corporation (b)                           158,865
                                                          ---------------
      Electrical Instruments (3.2%)
      39,000   BEI Technologies, Inc. (b)                         531,960
      15,300   Benchmark Electronics, Inc. (b)                    608,940
      11,500   Cognex Corporation (b)                             327,750
      12,200   Coherent, Inc. (b)                                 298,656
      16,200   LeCroy Corporation (b)                             193,104
       6,800   Littelfuse, Inc. (b)                               158,372
       7,800   OpticNet, Inc. (b)(d)                                  624
                                                          ---------------
                                                                2,119,406
                                                          ---------------
      Electronics - Computer Distribution (2.0%)
      12,500   Avnet, Inc. (b)                                    180,000
      14,200   AVX Corporation                                    155,490
      61,600   Kemet Corporation (b)                              668,360
      19,900   Thomas & Betts Corporation (b)                     303,674
                                                          ---------------
                                                                1,307,524
                                                          ---------------
      Electronic Components-Semiconductor (6.6%)
      14,700   Actel Corporation (b)                              357,945
      17,300   ATMI, Inc. (b)                                     445,821
      28,100   Brooks Automation, Inc. (b)                        540,925

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
   TECHNOLOGY--CONTINUED
      14,400   ChipPAC, Inc. (b)                          $        82,080
      42,600   Cypress Semiconductor Corporation (b)              595,548
      15,700   Helix Technology Corporation                       255,282
      17,200   MKS Instruments, Inc. (b)                          388,892
      37,600   Triquint Semiconductor, Inc. (b)                   170,328
      16,200   Varian Semiconductor Equipment
                 Associates, Inc. (b)                             538,650
      49,800   Veeco Instruments, Inc. (b)                        938,232
                                                          ---------------
                                                                4,313,703
                                                          ---------------
      Hardware and Tools (.4%)
      12,700   Watts Industries, Inc.                             232,410
                                                          ---------------
      Service - Data Processing (.7%)
      43,700   Ciber, Inc. (b)                                    435,689
                                                          ---------------
   TRANSPORTATION (5.2%)
      Air Freight (1.0%)
      37,600   EGL, Inc. (b)                                      621,152
                                                          ---------------
      Airlines (2.3%)
      16,600   Alaska Air Group, Inc. (b)                         406,036
      30,600   Frontier Airlines, Inc. (b)                        391,068
      63,400   Mesa Air Group, Inc. (b)                           676,478
                                                          ---------------
                                                                1,473,582
                                                          ---------------
      Railroads (.8%)
      16,500   GATX Corporation                                   361,680
      21,300   RailAmerica, Inc. (b)                              179,985
                                                          ---------------
                                                                  541,665
                                                          ---------------
      Shipping (1.1%)
       5,600   Kirby Corporation (b)                              152,880
      62,600   OMI Corporation (b)                                426,306
       3,600   Teekay Shipping Corporation (c)                    158,688
                                                          ---------------
                                                                  737,874
                                                          ---------------
   UTILITIES (.4%)
      Natural Gas (.4%)
      17,300   NUI Corporation                                    269,015
                                                          ---------------
Total common stock (cost: $55,137,750)                         63,337,448
                                                          ---------------

              See accompanying notes to investments in securities.

                                                                   MARKET
SHARES                                                           VALUE(a)
------                                                    ---------------
SHORT-TERM SECURITIES (3.1%)
   2,032,887   Federated Money Market Obligations
                 Trust -- Prime Obligations Fund,
                 current rate 0.959%                      $     2,032,887
                                                          ---------------
               Total short-term securities
                 (cost: $2,032,887)                             2,032,887
                                                          ---------------
               Total investments in securities
                 (cost: $57,170,637) (e)                  $    65,370,335
                                                          ===============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c)  The Fund held 3.7% of net assets in foreign securities at July 31, 2003.
(d) Represents ownership in an illiquid security (see note 8 to the financial statements). Information concerning the illiquid security held at July 31, 2003, which includes acquisition date and cost is as follows:

                                   ACQUISITION
     SECURITY                          DATE              COST
     --------                      -----------           ----
     OpticNet, Inc.                 10/30/2000           $ 624

(e) At July 31, 2003 the cost of securities for federal income tax purposes was $57,469,675. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                        $    12,581,122
     Gross unrealized depreciation                             (4,680,462)
                                                          ---------------
     Net unrealized appreciation                          $     7,900,660
                                                          ===============

                 See accompanying notes to financial statements.

                 (This page has been left blank intentionally.)

ADVANTUS EQUITY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

                                                                   JULY 31, 2003


                                                                                     CORNERSTONE      ENTERPRISE       HORIZON
                                                                                         FUND            FUND           FUND
                                                                                    -------------   -------------   -------------
                                      ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                                   $  67,954,215   $  40,251,472   $  29,433,199
Receivable for Fund shares sold                                                             2,248           2,045           2,444
Receivable for investment securities sold                                               1,387,684         176,459               -
Dividends and accrued interest receivable                                                 135,971           7,057           4,426
Receivable for refundable foreign income taxes withheld                                         -               -               -
Collateral for securities loaned (note 6)                                                       -      15,478,749               -
Other receivables                                                                               -               -               -
Variation margin                                                                                -               -               -
                                                                                    -------------   -------------   -------------
     Total Assets                                                                      69,480,118      55,915,782      29,440,069
                                                                                    -------------   -------------   -------------
                                    LIABILITIES
Payable for Fund shares redeemed                                                           85,422          53,214          87,238
Payable for investment securities purchased                                               344,832       1,329,346         669,313
Payable to Adviser                                                                         59,350          32,753          16,556
Accrued expenses                                                                           37,155          35,518          52,496
Payable upon return of securities loaned (note 6)                                               -      15,478,749               -
                                                                                    -------------   -------------   -------------
     Total Liabilities                                                                    526,759      16,929,580         825,603
                                                                                    -------------   -------------   -------------
Net assets applicable to outstanding capital stock                                  $  68,953,359   $  38,986,202   $  28,614,466
                                                                                    =============   =============   =============
Represented by:
    Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
     Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
     unallocated) of $.01 par value                                                 $      55,064   $      47,406   $      23,483
    Additional paid-in capital                                                         77,365,101      56,809,279      41,047,190
    Undistributed (distributions in excess of) net investment income                       57,584               -               -
    Accumulated net realized (losses) from investments                                (15,401,189)    (21,127,066)    (16,966,831)
    Unrealized appreciation on investments                                              6,876,799       3,256,583       4,510,624
                                                                                    -------------   -------------   -------------
     Total - representing net assets applicable to outstanding capital stock        $  68,953,359   $  38,986,202   $  28,614,466
                                                                                    =============   =============   =============
Net assets applicable to outstanding Class A shares                                 $  63,548,774   $  35,537,930   $  21,928,158
                                                                                    =============   =============   =============
Net assets applicable to outstanding Class B shares                                 $   4,811,560   $   3,044,836   $   6,128,154
                                                                                    =============   =============   =============
Net assets applicable to outstanding Class C shares                                 $     593,025   $     403,436   $     558,154
                                                                                    =============   =============   =============
Net asset value per share:
    Class A                                                                         $       12.54   $        8.31   $       12.47
                                                                                    =============   =============   =============
    Class B                                                                         $       12.32   $        7.40   $       11.32
                                                                                    =============   =============   =============
    Class C                                                                         $       12.28   $        7.40   $       11.41
                                                                                    =============   =============   =============
Shares outstanding:
    Class A                                                                             5,067,457       4,274,677       1,757,970
                                                                                    =============   =============   =============
    Class B                                                                               390,690         411,347         541,397
                                                                                    =============   =============   =============
    Class C                                                                                48,294          54,549          48,939
                                                                                    =============   =============   =============
* Identified cost                                                                   $  61,077,416   $  36,994,889   $  24,922,575
+ Including securities on loan of                                                   $           -   $  15,020,091   $           -

                                                                                                    REAL ESTATE
                                                                                      INDEX 500      SECURITIES        VENTURE
                                                                                         FUND           FUND             FUND
                                                                                    -------------   -------------   -------------
                                      ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                                   $  35,383,445   $  62,395,532   $  65,370,335
Receivable for Fund shares sold                                                            51,328         535,900          60,670
Receivable for investment securities sold                                                       -         825,060         168,840
Dividends and accrued interest receivable                                                  43,544          91,047          14,808
Receivable for refundable foreign income taxes withheld                                     2,390               -               -
Collateral for securities loaned (note 6)                                               1,875,689       6,139,431      17,174,007
Other receivables                                                                               -               -             195
Variation margin                                                                            5,805               -               -
                                                                                    -------------   -------------   -------------
     Total Assets                                                                      37,362,201      69,986,970      82,788,855
                                                                                    -------------   -------------   -------------
                                    LIABILITIES
Payable for Fund shares redeemed                                                           31,977          44,883          13,474
Payable for investment securities purchased                                                     -       1,346,233         187,312
Payable to Adviser                                                                         25,728          55,327          59,796
Accrued expenses                                                                           33,875          16,207          26,136
Payable upon return of securities loaned (note 6)                                       1,875,689       6,139,431      17,174,007
                                                                                    -------------   -------------   -------------
     Total Liabilities                                                                  1,967,269       7,602,081      17,460,725
                                                                                    -------------   -------------   -------------
Net assets applicable to outstanding capital stock                                  $  35,394,932   $  62,384,889   $  65,328,130
                                                                                    =============   =============   =============
Represented by:
    Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
     Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
     unallocated) of $.01 par value                                                 $      27,351   $      46,509   $      50,341
    Additional paid-in capital                                                         38,823,511      52,769,883      60,582,554
    Undistributed (distributions in excess of) net investment income                       13,500               -               -
    Accumulated net realized (losses) from investments                                 (6,691,662)       (868,253)     (3,504,463)
    Unrealized appreciation on investments                                              3,222,232      10,436,750       8,199,698
                                                                                    -------------   -------------   -------------
     Total - representing net assets applicable to outstanding capital stock        $  35,394,932   $  62,384,889   $  65,328,130
                                                                                    =============   =============   =============
Net assets applicable to outstanding Class A shares                                 $  20,370,983   $  60,197,984   $  59,141,350
                                                                                    =============   =============   =============
Net assets applicable to outstanding Class B shares                                 $  13,401,754   $   2,186,905   $   5,097,364
                                                                                    =============   =============   =============
Net assets applicable to outstanding Class C shares                                 $   1,622,195   $           -   $   1,089,416
                                                                                    =============   =============   =============
Net asset value per share:
    Class A                                                                         $       13.05   $       13.42   $       13.02
                                                                                    =============   =============   =============
    Class B                                                                         $       12.80   $       13.36   $       12.53
                                                                                    =============   =============   =============
    Class C                                                                         $       12.77   $           -   $       12.60
                                                                                    =============   =============   =============
Shares outstanding:
    Class A                                                                             1,560,939       4,487,155       4,540,734
                                                                                    =============   =============   =============
    Class B                                                                             1,047,143         163,725         406,867
                                                                                    =============   =============   =============
    Class C                                                                               127,030               -          86,480
                                                                                    =============   =============   =============
* Identified cost                                                                   $  32,154,460   $  51,958,782   $  57,170,637
+ Including securities on loan of                                                   $   1,794,784   $   5,921,410   $  16,492,853

                 See accompanying notes to financial statements.

                                       78/79

STATEMENTS OF OPERATIONS

                                                        YEAR ENDED JULY 31, 2003


                                                                                     CORNERSTONE     ENTERPRISE        HORIZON
                                                                                        FUND            FUND            FUND
                                                                                    -------------   -------------   -------------
Investment Income:
   Interest                                                                         $      21,671   $      31,562   $       6,751
   Dividends+                                                                           1,467,270          38,112         280,285
   Income from securities lending activities                                                2,222           9,458           1,178
   Commission reimbursement income (note 9)                                                     -               -               -
                                                                                    -------------   -------------   -------------
      Total investment income                                                           1,491,163          79,132         288,214
                                                                                    -------------   -------------   -------------
Expenses (note 4):
   Investment advisory fee                                                                446,882         225,183         194,307
   Rule 12b-1 fees - Class A                                                              144,960          72,018          51,822
   Rule 12b-1 fees - Class B                                                               52,490          29,770          64,537
   Rule 12b-1 fees - Class C                                                                6,072           3,848           5,755
   Administrative services fee                                                             59,719          59,719          59,876
   Transfer agent and shareholder services fees                                           150,083         114,428         226,899
   Custodian fees                                                                           6,113           8,664           5,814
   Audit and accounting services                                                           43,302          43,303          41,762
   Legal fees                                                                               6,921           7,021           7,193
   Registration fees                                                                       42,000          42,000          37,000
   Printing and shareholder reports                                                        26,661          20,207          40,965
   Directors' fees                                                                          1,960           1,100             900
   Insurance                                                                                2,750           2,396           2,396
   Other                                                                                    8,383           5,857           7,731
                                                                                    -------------   -------------   -------------
      Total expenses                                                                      998,296         635,514         746,957
   Less fees and expenses waived or absorbed by Adviser and Distributor:
    Class A Rule 12b-1 fees                                                                     -            (148)              -
    Other waived fees                                                                    (130,768)       (125,880)       (312,856)
                                                                                    -------------   -------------   -------------
      Total net expenses                                                                  867,528         509,486         434,101
                                                                                    -------------   -------------   -------------
      Investment income (loss) - net                                                      623,635        (430,354)       (145,887)
                                                                                    -------------   -------------   -------------
Realized and unrealized gains (losses) on investments:
   Net realized gains (losses) from:
      Investments (note 3)                                                             (4,680,268)     (3,879,607)        106,189
      Futures contracts (note 2)                                                                -               -               -
   Net change in unrealized appreciation or depreciation on:
      Investments                                                                       8,631,894      13,068,836       2,780,332
      Futures contracts                                                                         -               -               -
                                                                                    -------------   -------------   -------------
        Net gains (losses) on investments                                               3,951,626       9,189,229       2,886,521
                                                                                    -------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations                     $   4,575,261   $   8,758,875   $   2,740,634
                                                                                    =============   =============   =============
+  Net of foreign withholding tax of                                                $       1,417   $           -   $       1,931

                                                                                                     REAL ESTATE
                                                                                      INDEX 500      SECURITIES        VENTURE
                                                                                        FUND            FUND            FUND
                                                                                    -------------   -------------   -------------
Investment Income:
   Interest                                                                         $      15,216   $      19,628   $      20,870
   Dividends+                                                                             568,609       1,872,351         347,780
   Income from securities lending activities                                                2,171           4,538          23,134
   Commission reimbursement income (note 9)                                                     -               -             660
                                                                                    -------------   -------------   -------------
      Total investment income                                                             585,996       1,896,517         392,444
                                                                                    -------------   -------------   -------------
Expenses (note 4):
   Investment advisory fee                                                                112,027         322,522         386,688
   Rule 12b-1 fees - Class A                                                               45,501         103,510         124,069
   Rule 12b-1 fees - Class B                                                              132,048          15,989          43,998
   Rule 12b-1 fees - Class C                                                               15,441               -          12,138
   Administrative services fee                                                             59,876          52,176          59,876
   Transfer agent and shareholder services fees                                           169,189          34,541         101,695
   Custodian fees                                                                           6,708          11,507          18,338
   Audit and accounting services                                                           44,802          39,040          44,002
   Legal fees                                                                               7,246           6,673           7,277
   Registration fees                                                                       38,000          36,685          47,950
   Printing and shareholder reports                                                        22,957           7,862          28,389
   Directors' fees                                                                          1,100           1,450           1,650
   Insurance                                                                                2,396           2,574           2,750
   Other                                                                                    5,528           4,004           7,799
                                                                                    -------------   -------------   -------------
      Total expenses                                                                      662,819         638,533         886,619
   Less fees and expenses waived or absorbed by Adviser and Distributor:
    Class A Rule 12b-1 fees                                                                   (98)           (264)           (288)
    Other waived fees                                                                    (272,536)              -               -
                                                                                    -------------   -------------   -------------
      Total net expenses                                                                  390,185         638,269         886,331
                                                                                    -------------   -------------   -------------
      Investment income (loss) - net                                                      195,811       1,258,248        (493,887)
                                                                                    -------------   -------------   -------------
Realized and unrealized gains (losses) on investments:
   Net realized gains (losses) from:
      Investments (note 3)                                                             (1,384,324)        244,069      (2,979,654)
      Futures contracts (note 2)                                                          115,494               -               -
   Net change in unrealized appreciation or depreciation on:
      Investments                                                                       3,928,568       8,144,191      11,321,019
      Futures contracts                                                                    51,043               -               -
                                                                                    -------------   -------------   -------------
        Net gains (losses) on investments                                               2,710,781       8,388,260       8,341,365
                                                                                    -------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations                     $   2,906,592   $   9,646,508   $   7,847,478
                                                                                    =============   =============   =============
+  Net of foreign withholding tax of                                                $       2,390   $       4,538   $       3,886

                 See accompanying notes to financial statements.

                                       80/81

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  CORNERSTONE FUND
                                                                                  ------------------------------------------------
                                                                                                    PERIOD FROM
                                                                                    YEAR ENDED       OCTOBER 1,       YEAR ENDED
                                                                                     JULY 31,     2001 TO JULY 31,   SEPTEMBER 30,
                                                                                       2003             2002             2001
                                                                                  -------------   ----------------   -------------
Operations:
   Investment income (loss) - net                                                 $     623,635   $        387,940   $     429,308
   Net realized gains (losses) on investments                                        (4,680,268)        (5,242,003)     (3,427,029)
   Net change in unrealized appreciation or depreciation of investments and
     futures contracts                                                                8,631,894          1,253,980     (11,683,754)
                                                                                  -------------   ----------------   -------------
       Increase (decrease) in net assets resulting from operations                    4,575,261         (3,600,083)    (14,681,475)
                                                                                  -------------   ----------------   -------------
Distributions to shareholders from:
   Investment income - net:
     Class A                                                                           (555,525)          (377,849)       (408,866)
     Class B                                                                            (11,955)            (5,558)         (1,880)
     Class C                                                                             (1,447)              (594)           (254)
   Net realized gains on investments:
     Class A                                                                                  -                  -               -
     Class B                                                                                  -                  -               -
     Class C                                                                                  -                  -               -
                                                                                  -------------   ----------------   -------------
       Total distributions                                                             (568,927)          (384,001)       (411,000)
                                                                                  -------------   ----------------   -------------
Capital share transactions (note 5):
   Proceeds from sales:
     Class A                                                                         10,774,848          7,910,021       5,289,579
     Class B                                                                            362,769            357,179         611,558
     Class C                                                                             34,487             37,054          64,321
   Proceeds from issuance of shares as a result of reinvested distributions:
     Class A                                                                            299,607            207,753         228,567
     Class B                                                                             11,597              5,340           1,823
     Class C                                                                              1,395                591             251
   Payments for redemptions of shares:
     Class A                                                                         (9,200,925)       (12,312,791)     (8,002,033)
     Class B                                                                         (1,999,159)        (2,231,688)     (3,076,130)
     Class C                                                                           (155,168)          (192,680)       (289,292)
                                                                                  -------------   ----------------   -------------
       Increase (decrease) in net assets from capital share transactions                129,451         (6,219,221)     (5,171,356)
                                                                                  -------------   ----------------   -------------
       Total increase (decrease) in net assets                                        4,135,785        (10,203,305)    (20,263,831)
Net assets at beginning of period                                                    64,817,574         75,020,879      95,284,710
                                                                                  -------------   ----------------   -------------
Net assets at end of period*                                                      $  68,953,359   $     64,817,574   $  75,020,879
                                                                                  =============   ================   =============
*  Including undistributed (distributions in excess of) net investment income     $      57,584   $          4,818   $      18,308

                                                                                                  ENTERPRISE FUND
                                                                                  ------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                   YEAR ENDED        OCTOBER 1,       YEAR ENDED
                                                                                    JULY 31,      2001 TO JULY 31,   SEPTEMBER 30,
                                                                                      2003             2002              2001
                                                                                  -------------   ----------------   -------------
Operations:
   Investment income (loss) - net                                                 $    (430,354)  $       (439,780)  $    (561,707)
   Net realized gains (losses) on investments                                        (3,879,607)        (6,244,790)    (10,661,326)
   Net change in unrealized appreciation or depreciation of investments and
     futures contracts                                                               13,068,836          3,142,493     (17,527,880)
                                                                                  -------------   ----------------   -------------
       Increase (decrease) in net assets resulting from operations                    8,758,875         (3,542,077)    (28,750,913)
                                                                                  -------------   ----------------   -------------
Distributions to shareholders from:
   Investment income - net:
     Class A                                                                                  -                  -               -
     Class B                                                                                  -                  -               -
     Class C                                                                                  -                  -               -
   Net realized gains on investments:
     Class A                                                                                  -                  -     (17,270,178)
     Class B                                                                                  -                  -      (2,987,176)
     Class C                                                                                  -                  -        (359,988)
                                                                                  -------------   ----------------   -------------
       Total distributions                                                                    -                  -     (20,617,342)
                                                                                  -------------   ----------------   -------------
Capital share transactions (note 5):
   Proceeds from sales:
     Class A                                                                          2,645,409          7,486,324       3,423,922
     Class B                                                                            245,892            300,215         701,160
     Class C                                                                             15,929             61,967         159,604
   Proceeds from issuance of shares as a result of reinvested distributions:
     Class A                                                                                  -                  -      17,184,998
     Class B                                                                                  -                  -       2,913,962
     Class C                                                                                  -                  -         351,595
   Payments for redemptions of shares:
     Class A                                                                         (2,415,027)        (7,690,490)     (4,242,274)
     Class B                                                                         (1,260,779)        (1,080,529)     (1,427,099)
     Class C                                                                           (127,896)          (137,446)       (224,061)
                                                                                  -------------   ----------------   -------------
       Increase (decrease) in net assets from capital share transactions               (896,472)        (1,059,959)     18,841,807
                                                                                  -------------   ----------------   -------------
       Total increase (decrease) in net assets                                        7,862,403         (4,602,036)    (30,526,448)
Net assets at beginning of period                                                    31,123,799         35,725,835      66,252,283
                                                                                  -------------   ----------------   -------------
Net assets at end of period*                                                      $  38,986,202   $     31,123,799   $  35,725,835
                                                                                  =============   ================   =============
*  Including undistributed (distributions in excess of) net investment income     $           -   $              -   $           -

                 See accompanying notes to financial statements.

                                       82/83

                                                                                                  HORIZON FUND
                                                                              ----------------------------------------------------
                                                                                                  PERIOD FROM
                                                                                YEAR ENDED         OCTOBER 1,         YEAR ENDED
                                                                                  JULY 31,      2001 TO JULY 31,     SEPTEMBER 30,
                                                                                   2003              2002                2001
                                                                              ---------------   ----------------   ---------------
Operations:
  Investment income (loss) - net                                              $      (145,887)  $       (262,466)  $      (661,808)
  Net realized gains (losses) on investments                                          106,189         (1,803,623)      (13,832,622)
  Net change in unrealized appreciation or depreciation of
    investments and futures contracts                                               2,780,332         (1,437,501)      (28,342,114)
                                                                              ---------------   ----------------   ---------------
      Increase (decrease) in net assets resulting from operations                   2,740,634         (3,503,590)      (42,836,544)
                                                                              ---------------   ----------------   ---------------
Distributions to shareholders from:
  Investment income - net:
    Class A                                                                                 -                  -                 -
    Class B                                                                                 -                  -                 -
    Class C                                                                                 -                  -                 -
  Net realized gains on investments:
    Class A                                                                                 -                  -        (9,628,296)
    Class B                                                                                 -                  -        (4,375,595)
    Class C                                                                                 -                  -          (390,723)
                                                                              ---------------   ----------------   ---------------
      Total distributions                                                                   -                  -       (14,394,614)
                                                                              ---------------   ----------------   ---------------
Capital share transactions (note 5):
  Proceeds from sales:
    Class A                                                                         2,351,168          1,969,386         6,031,604
    Class B                                                                           468,067            539,921         1,569,835
    Class C                                                                            30,865             46,322           270,628
  Proceeds from issuance of shares as a result of reinvested distributions:
    Class A                                                                                 -                  -         9,409,680
    Class B                                                                                 -                  -         4,048,610
    Class C                                                                                 -                  -           374,664
  Payments for redemptions of shares:
    Class A                                                                        (4,374,640)        (5,178,717)      (12,322,741)
    Class B                                                                        (2,412,896)        (2,842,922)       (5,184,908)
    Class C                                                                          (183,704)          (306,392)         (537,056)
                                                                              ---------------   ----------------   ---------------
      Increase (decrease) in net assets from capital share transactions            (4,121,140)        (5,772,402)        3,660,316
                                                                              ---------------   ----------------   ---------------
      Total increase (decrease) in net assets                                      (1,380,506)        (9,275,992)      (53,570,842)
Net assets at beginning of period                                                  29,994,972         39,270,964        92,841,806
                                                                              ---------------   ----------------   ---------------
Net assets at end of period*                                                  $    28,614,466   $     29,994,972   $    39,270,964
                                                                              ===============   ================   ===============
* Including undistributed (distributions in excess of) net investment income  $             -   $              -   $             -

                                                                                        INDEX 500 FUND
                                                                              ----------------------------------
                                                                                YEAR ENDED         YEAR ENDED
                                                                                  JULY 31,           JULY 31,
                                                                                   2003               2002
                                                                              ---------------   ----------------
Operations:
  Investment income (loss) - net                                              $       195,811   $        157,436
  Net realized gains (losses) on investments                                       (1,268,830)        (3,219,179)
  Net change in unrealized appreciation or depreciation of
    investments and futures contracts                                               3,979,611         (8,585,433)
                                                                              ---------------   ----------------
      Increase (decrease) in net assets resulting from operations                   2,906,592        (11,647,176)
                                                                              ---------------   ----------------
Distributions to shareholders from:
  Investment income - net:
    Class A                                                                          (161,303)          (143,635)
    Class B                                                                           (32,533)            (6,716)
    Class C                                                                            (3,928)              (649)
  Net realized gains on investments:
    Class A                                                                                 -                  -
    Class B                                                                                 -                  -
    Class C                                                                                 -                  -
                                                                              ---------------   ----------------
      Total distributions                                                            (197,764)          (151,000)
                                                                              ---------------   ----------------
Capital share transactions (note 5):
  Proceeds from sales:
    Class A                                                                         2,690,168          4,652,626
    Class B                                                                         1,464,655          1,997,234
    Class C                                                                           303,908            362,915
  Proceeds from issuance of shares as a result of reinvested distributions:
    Class A                                                                           102,048             93,414
    Class B                                                                            31,281              6,471
    Class C                                                                             3,668                623
  Payments for redemptions of shares:
    Class A                                                                        (2,199,256)        (5,370,976)
    Class B                                                                        (3,651,839)        (4,188,695)
    Class C                                                                          (418,075)          (487,518)
                                                                              ---------------   ----------------
      Increase (decrease) in net assets from capital share transactions            (1,673,442)        (2,933,906)
                                                                              ---------------   ----------------
      Total increase (decrease) in net assets                                       1,035,386        (14,732,082)
Net assets at beginning of period                                                  34,359,546         49,091,628
                                                                              ---------------   ----------------
Net assets at end of period*                                                  $    35,394,932   $     34,359,546
                                                                              ===============   ================
* Including undistributed (distributions in excess of) net investment income  $        13,500   $         15,318

                 See accompanying notes to financial statements.

                                       84/85

                                                                                 REAL ESTATE SECURITIES
                                                                                          FUND
                                                                             -----------------------------
                                                                               YEAR ENDED     YEAR ENDED
                                                                                JULY 31,       JULY 31,
                                                                                 2003            2002
                                                                             -------------   -------------
Operations:
  Investment income (loss) - net                                             $   1,258,248   $     599,322
  Net realized gains (losses) on investments                                       244,069         324,588
  Net change in unrealized appreciation or depreciation of investments
    and futures contracts                                                        8,144,191       1,180,088
                                                                             -------------   -------------
      Increase (decrease) in net assets resulting from operations                9,646,508       2,103,998
                                                                             -------------   -------------
Distributions to shareholders from:
  Investment income - net:
    Class A                                                                     (1,712,228)       (502,926)
    Class B                                                                        (56,474)         (3,574)
    Class C                                                                              -               -
  Net realized gains on investments:
    Class A                                                                       (765,118)     (1,186,943)
    Class B                                                                        (31,160)           (753)
    Class C                                                                              -               -
                                                                             -------------   -------------
      Total distributions                                                       (2,564,980)     (1,694,196)
                                                                             -------------   -------------
Capital share transactions (note 5):
  Proceeds from sales:
    Class A                                                                     28,995,531      16,920,073
    Class B                                                                        896,141       1,266,380
    Class C                                                                              -               -
  Proceeds from issuance of shares as a result of reinvested distributions:
    Class A                                                                      2,069,443       1,132,267
    Class B                                                                         78,756           4,086
    Class C                                                                              -               -
  Payments for redemptions of shares:
    Class A                                                                     (9,967,523)     (3,548,144)
    Class B                                                                       (169,114)       (120,245)
    Class C                                                                              -               -
                                                                             -------------   -------------
      Increase (decrease) in net assets from capital share transactions         21,903,234      15,654,417
                                                                             -------------   -------------
      Total increase (decrease) in net assets                                   28,984,762      16,064,219
Net assets at beginning of year                                                 33,400,127      17,335,908
                                                                             -------------   -------------
Net assets at end of year*                                                   $  62,384,889   $  33,400,127
                                                                             =============   =============
* Including undistributed (distributions in excess of) net investment income $           -   $      92,822

                                                                                      VENTURE FUND
                                                                             -----------------------------
                                                                              YEAR ENDED      YEAR ENDED
                                                                               JULY 31,        JULY 31,
                                                                                 2003            2002
                                                                             -------------   -------------
Operations:
  Investment income (loss) - net                                             $    (493,887)  $    (408,024)
  Net realized gains (losses) on investments                                    (2,979,654)      6,024,204
  Net change in unrealized appreciation or depreciation of investments
    and futures contracts                                                       11,321,019     (15,478,121)
                                                                             -------------   -------------
      Increase (decrease) in net assets resulting from operations                7,847,478      (9,861,941)
                                                                             -------------   -------------
Distributions to shareholders from:
  Investment income - net:
    Class A                                                                         (9,242)              -
    Class B                                                                           (798)              -
    Class C                                                                           (927)              -
  Net realized gains on investments:
    Class A                                                                     (3,990,339)     (3,292,173)
    Class B                                                                       (344,613)       (271,697)
    Class C                                                                       (400,371)        (72,757)
                                                                             -------------   -------------
      Total distributions                                                       (4,746,290)     (3,636,627)
                                                                             -------------   -------------
Capital share transactions (note 5):
  Proceeds from sales:
    Class A                                                                     16,953,363      23,934,179
    Class B                                                                        813,948       2,199,878
    Class C                                                                      4,255,775       1,327,144
  Proceeds from issuance of shares as a result of reinvested distributions:
    Class A                                                                      1,571,837       1,073,557
    Class B                                                                        336,501         259,096
    Class C                                                                        164,390          69,520
  Payments for redemptions of shares:
    Class A                                                                    (15,623,532)    (14,413,881)
    Class B                                                                       (852,981)     (1,024,908)
    Class C                                                                     (4,471,630)       (175,731)
                                                                             -------------   -------------
      Increase (decrease) in net assets from capital share transactions          3,147,671      13,248,854
                                                                             -------------   -------------
      Total increase (decrease) in net assets                                    6,248,859        (249,714)
Net assets at beginning of year                                                 59,079,271      59,328,985
                                                                             -------------   -------------
Net assets at end of year*                                                   $  65,328,130   $  59,079,271
                                                                             =============   =============
* Including undistributed (distributions in excess of) net investment income $           -   $           -

                 See accompanying notes to financial statements.

                                       86/87

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2003

(1)  ORGANIZATION

     The Advantus Cornerstone Fund, Inc., the Advantus Enterprise Fund, Inc., the Advantus Horizon Fund, Inc., the Advantus Index 500 Fund, Inc., the Advantus Real Estate Securities Fund, Inc. and the Advantus Venture Fund, Inc. (the Funds) are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. The Funds' prospectus' provide a detailed description of each Funds' investment objective, policies and strategies.

     The Funds currently have three classes of shares outstanding: Class A, Class B and Class C shares, except for the Real Estate Securities Fund which has never issued Class C shares. Effective July 25, 2003, however, all sales of Class B and Class C shares in the Funds were suspended, except for sales occurring in connection with the reinvestment of dividend and capital gains distributions, if any, and exchanges of Class B and Class C shares of a Fund for Class B and Class C shares of another Fund, respectively. Class A shares are sold subject to a front-end sales charge. Class B shares were sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares were sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are summarized as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     Each Funds' net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FUTURES TRANSACTIONS

     To gain exposure to or protect itself from market changes, the Funds may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

  FEDERAL TAXES

     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Funds' policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     For federal income tax purposes, the following Funds had capital loss carryovers and/or post October losses at July 31, 2003 which, if not offset by subsequent capital gains, will expire July 31, 2010 through July 31, 2012. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until available capital loss carryovers have been offset or expire:

   Cornerstone Fund                                          $  14,216,656
   Enterprise Fund                                              20,854,384
   Horizon Fund                                                 15,819,328
   Index 500 Fund                                                5,967,930
   Real Estate Fund                                                520,770
   Venture Fund                                                  3,309,582

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

     The Funds may elect to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended July 31, 2003, would reduce net realized gain for tax purposes.

     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                 UNDISTRIBUTED     ACCUMULATED     ADDITIONAL
                                 NET INVESTMENT     REALIZED        PAID IN
FUND                                 INCOME        GAIN (LOSS)      CAPITAL
----                             --------------    -----------     ----------
Cornerstone                        $   (1,942)     $     2,217     $     (275)
Enterprise                            430,354                -       (430,354)
Horizon                               145,887                -       (145,887)
Index 500                                 135             (135)             -
Real Estate Securities                417,632         (428,859)        11,227
Venture                               504,854          (13,337)      (491,517)

     The tax character of distributions paid for the periods indicated is as follows:

                                   YEAR ENDED       PERIOD FROM       YEAR ENDED
                                    JULY 31,      OCTOBER 1, 2001    SEPTEMBER 30,
FUND                                  2003        TO JULY 31, 2002       2001
----                               ----------     ----------------   -------------
CORNERSTONE
DISTRIBUTIONS PAID FROM:
Ordinary income                    $  568,927        $  384,001      $     411,000
Long-term capital gain                      -                 -                  -

ENTERPRISE
DISTRIBUTIONS PAID FROM:
Ordinary income                             -                 -          9,729,068
Long-term capital gain                      -                 -         10,888,274

HORIZON
DISTRIBUTIONS PAID FROM:
Ordinary income                             -                 -          4,147,789
Long-term capital gain                      -                 -         10,246,825

                                        YEAR ENDED JULY 31,
                                   ----------------------------
FUND                                  2003              2002
----                               ----------        ----------
INDEX 500
DISTRIBUTIONS PAID FROM:
Ordinary income                       197,764           151,000
Long-term capital gain                      -                 -

REAL ESTATE SECURITIES
DISTRIBUTIONS PAID FROM:
Ordinary income                     2,151,694         1,127,977
Long-term capital gain                413,286           566,219

VENTURE
DISTRIBUTIONS PAID FROM:
Ordinary income                        10,967         2,204,481
Long-term capital gain              4,735,323         1,432,146

     As of July 31, 2003, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                     ACCUMULATED       UNREALIZED
                                  UNDISTRIBUTED       LONG-TERM       APPRECIATION
FUND                             ORDINARY INCOME     GAIN (LOSS)     (DEPRECIATION)
----                             ---------------    -------------    --------------
Cornerstone                        $   57,583       $ (14,216,656)   $    5,692,267
Enterprise                                  -         (20,854,384)        2,983,901
Horizon                                     -         (15,819,328)        3,363,121
Index 500                              13,500          (5,967,930)        2,498,500
Real Estate Securities                428,219            (520,770)        9,661,048
Venture                                     -          (3,205,064)        7,900,660

   DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year ended July 31, 2003, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, were as follows:

FUND                                PURCHASES         SALES
----                               ------------   -------------
Cornerstone                        $ 77,849,888   $  78,705,257
Enterprise                           20,051,349      19,383,398
Horizon                              42,867,128      46,228,073
Index 500                             1,334,467       4,067,583
Real Estate Securities               40,971,837      20,295,814
Venture                              29,472,698      32,226,969

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     Enterprise Fund, Index 500 Fund, Real Estate Securities Fund and Venture Fund each has an investment advisory agreement with Advantus

Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Securian Financial Group. Under these agreements, Advantus Capital manages the Funds' assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

     In April 2003, Advantus Capital (at that time also the investment adviser to Cornerstone Fund and Horizon Fund) and certain companies affiliated with Advantus Capital entered into a Strategic Alliance Agreement and a related Purchase Agreement with Waddell & Reed Financial, Inc. (W&R), a leading U.S. mutual fund firm, its affiliate, Waddell & Reed Ivy Investment Company (WRIICO), and certain other companies affiliated with W&R. Under these agreements, Advantus Capital agreed to sell to WRIICO its assets related to the Advantus Funds. Advantus Capital has also recommended to the Board of Directors of the Advantus Funds that each Advantus Fund be merged into an existing or newly formed mutual fund managed by WRIICO in either Ivy Funds, Inc. (a Maryland corporation) or Ivy Funds (a Massachusetts business trust), and the Board of Directors has approved each Fund's merger subject to approval of the shareholders of the Fund. It is currently anticipated that shareholders will be presented with a merger proposal in early October, 2003. In connection with the agreements discussed above, and effective May 1, 2003, the Board of Directors of each of Cornerstone Fund and Horizon Fund appointed WRIICO to act as the investment adviser to the Fund on an interim basis prior to the mergers. On August 20, 2003, shareholders of Cornerstone Fund and Horizon Fund each approved a definitive investment advisory agreement with WRIICO. WRIICO provides services to Cornerstone Fund and Horizon Fund that are similar to the services provided by Advantus Capital to the other Funds.

     Each of the Funds pays Advantus Capital, or WRIICO in the case of Cornerstone and Horizon Funds, an annual fee, based on average net assets in the following amounts (the fees paid to WRIICO are the same as the fees formerly paid to Advantus Capital):

FUND                     ANNUAL FEE
--------------------------------------------------------------------------------
Cornerstone              .70% of assets to $500 million; and .65% of assets
                         exceeding $500 million to $1 billion; and .60% of
                         assets exceeding $1 billion to $2 billion; and .55% of
                         assets exceeding $2 billion

Enterprise               .70% of assets to $1 billion; and .68% of assets
                         exceeding $1 billion to $2 billion; and .66% of assets
                         exceeding $2 billion

Horizon .70% of assets to $1 billion; and .65% of assets exceeding $1 billion to $2 billion; and .60% of assets exceeding $2 billion

Index 500                .34% of assets to $500 million; and .30% of assets
                         exceeding $500 million to $1 billion; and .25% of
                         assets exceeding $1 billion to $2 billion; and .20% of
                         assets exceeding $2 billion.

Real Estate Securities   .75% of assets to $1 billion; and .725% of assets
                         exceeding $1 billion to $2 billion; and .70% of assets
                         exceeding $2 billion.

Venture .70% of assets to $1 billion; and .68% of assets exceeding $1 billion to $2 billion; and .66% of assets exceeding $2 billion

     Advantus Capital has a sub-advisory agreement with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

FUND            SUB-ADVISOR             ANNUAL FEE
-------------   ---------------------   ----------------------------------------
Enterprise      Credit Suisse Asset     .65% of assets to $425 million; and .60%
                Management              of assets exceeding $425 million to $850
                                        million; and .55% of assets exceeding
                                        $850 million to $1.150 billion; and .50%
                                        of assets exceeding $1.150 billion to $2
                                        billion and .45% of assets exceeding $2
                                        billion

Venture         State Street Research   .65% of assets to $500 million; and .60%
                and Management          of assets exceeding $500 million to
                                        $1 billion; and .50% of assets exceeding
                                        $1 billion

     The Funds have adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Funds pay fees to Securian Financial Services, Inc. (Securian), the underwriter of the Funds and a wholly-owned subsidiary of Securian Financial Group, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Funds shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to August 5, 2002, Securian was waiving the portion of Class A Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .15 percent in Enterprise, Index 500 and Venture, and .10 percent in the Real Estate Securities Fund. Currently Securian is not waiving any 12b-1 fees. Securian waived Class A 12b-1 fees in the amounts of $148, $98, $288, and $264 respectively, for the above Funds for the year ended July 31, 2003.

     The Funds have engaged PFPC Global Fund Services to act as their transfer agent, dividend disbursing agent and redemption agent and bear the expenses of such services.

     The Funds also bear certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services, and other miscellaneous expenses.

     The Funds have entered in a shareholder and administrative services agreement with Minnesota Life Insurance Company. Under this agreement, the Funds pay a shareholder services fee, equal to $7 per shareholder account annually, to Minnesota Life Insurance Company for shareholder services which Minnesota Life Insurance Company provides. The Funds also pay Minnesota Life Insurance Company an administrative services fee equal to $3,300 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides. Prior to March 1, 2003 the Funds paid Minnesota Life Insurance Company an administrative services fee equal to $5,100 per month for the Real Estate Securities Fund and $6,200 per month in all the remaining Funds.

  VOLUNTARY FEE ABSORPTION

     Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses that exceed 1.34% of Class A average daily net assets effective February 1, 2003 (previously it was 1.24%) and 2.09% of Class B and C average daily net assets effective February 1, 2003 (previously it was 1.99%) for the Cornerstone Fund, all Fund costs and expenses that exceed 1.53% of Class A average daily net assets effective February 1, 2003 (previously it was 1.38%) and 2.28% of Class B and C average daily net assets effective

February 1, 2003 (previously it was 2.23%) for the Enterprise Fund, all Fund costs and expenses that exceed 1.40% of Class A average daily net assets (previously it was 1.35%) and 2.15% of Class B and C average daily net assets (previously it was 2.10%) for the Horizon Fund, all Fund costs and expenses which exceed .85% of Class A average daily net assets and 1.60% of Class B and C average daily net assets for the Index 500 Fund, and all Fund costs and expenses that exceed 1.65% of Class A average daily net assets and 2.40% of Class B average daily net assets for Real Estate Securities Fund. During the year ended July 31, 2003, Advantus Capital voluntarily agreed to absorb $130,768, $125,880, $312,856, $272,536, and $0, respectively, in expenses which were otherwise payable by the Funds.

     For the year ended July 31, 2003, sales charges received by Securian for distributing the Funds' three classes of shares for Cornerstone, Enterprise, Horizon, Index 500, Real Estate Securities, and Venture are $20,437, $11,729, $29,496, $56,803, $65,805, and $56,803, respectively.

     As of July 31, 2003 the ownership of shares by Minnesota Life and subsidiaries and the directors and officers of the Funds as a whole was as follows:

                                             PERCENTAGE
                            NUMBER OF          OWNED
FUND                          SHARES          OF CLASS
----                        ---------        ----------
Cornerstone
  Class A                   4,223,308              83.3%
Enterprise
  Class A                   3,564,912              83.3%
Horizon
  Class A                      25,274               1.4%
Index 500
  Class A                     209,332              13.4%
  Class B                         765                 -%
  Class C                      11,022               8.6%
Real Estate
  Class A                   3,867,584              86.1%
Venture
  Class A                   4,054,136              89.2%

     For the year ended July 31, 2003, legal fees were paid to a law firm of which the Funds' secretary is a partner, for Cornerstone, Enterprise, Horizon, Index 500, Real Estate Securities, and Venture in the amount of $6,902, $6,687, $6,262, $6,687, $6,902 and $6,262, respectively.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the year ended July 31, 2003, the period ended July 31, 2002 and the year ended September 30, 2001, were as follows:

                                                     CORNERSTONE FUND
                                        -------------------------------------------
                                                         CLASS A
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                        953,861         590,303         361,247
Issued for reinvested distributions          26,878          15,571          16,815
Redeemed                                   (820,963)       (921,372)       (551,305)
                                        -----------     -----------     -----------
                                            159,776        (315,498)       (173,243)
                                        ===========     ===========     ===========

                                                     CORNERSTONE FUND
                                        -------------------------------------------
                                                         CLASS B
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                         32,512          27,171          42,405
Issued for reinvested distributions           1,080             409             128
Redeemed                                   (176,743)       (170,656)       (214,538)
                                        -----------     -----------     -----------
                                           (143,151)       (143,076)       (172,005)
                                        ===========     ===========     ===========

                                                     CORNERSTONE FUND
                                        -------------------------------------------
                                                         CLASS C
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                          3,108           2,846           4,525
Issued for reinvested distributions             130              45              17
Redeemed                                    (13,756)        (14,734)        (20,295)
                                        -----------     -----------     -----------
                                            (10,518)        (11,843)        (15,753)
                                        ===========     ===========     ===========

                                                      ENTERPRISE FUND
                                        -------------------------------------------
                                                         CLASS A
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                        387,759         892,251         374,323
Issued for reinvested distributions               -               -       1,621,745
Redeemed                                   (357,941)       (914,738)       (429,560)
                                        -----------     -----------     -----------
                                             29,818         (22,487)      1,566,508
                                        ===========     ===========     ===========

                                                      ENTERPRISE FUND
                                        -------------------------------------------
                                                         CLASS B
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                         41,549          38,348          67,534
Issued for reinvested distributions               -               -         302,899
Redeemed                                   (208,776)       (141,912)       (151,151)
                                        -----------     -----------     -----------
                                           (167,227)       (103,564)        219,282
                                        ===========     ===========     ===========

                                                      ENTERPRISE FUND
                                        -------------------------------------------
                                                         CLASS C
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                          2,702           7,676          14,611
Issued for reinvested distributions               -               -          37,153
Redeemed                                    (21,112)        (17,929)        (23,563)
                                        -----------     -----------     -----------
                                            (18,410)         10,253          28,201
                                        ===========     ===========     ===========

                                                        HORIZON FUND
                                        -------------------------------------------
                                                          CLASS A
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                        206,401         144,293         359,055
Issued for reinvested distributions                               -         466,476
Redeemed                                   (392,676)       (386,031)       (685,126)
                                        -----------     -----------     -----------
                                           (186,275)       (241,738)        140,405
                                        ===========     ===========     ===========

                                                        HORIZON FUND
                                        -------------------------------------------
                                                          CLASS B
                                        -------------------------------------------
                                            2003            2002            2001
                                        -----------     -----------     -----------
Sold                                         46,501          42,647          92,722
Issued for reinvested distributions                               -         216,815
Redeemed                                   (236,407)       (230,525)       (308,878)
                                        -----------     -----------     -----------
                                           (189,906)       (187,878)            659
                                        ===========     ===========     ===========

                                                        HORIZON FUND
                                        -------------------------------------------
                                                          CLASS C
                                        -------------------------------------------
                                            2003            2002           2001
                                        -----------     -----------     -----------
Sold                                          2,975           3,696          14,967
Issued for reinvested distributions                               -          20,334
Redeemed                                    (17,599)        (24,538)        (32,274)
                                        -----------     -----------     -----------
                                            (14,624)        (20,842)          3,027
                                        ===========     ===========     ===========

                                                     INDEX 500 FUND
                       ---------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C
                       -----------------------   -----------------------   -----------------------
                          2003         2002         2003         2002         2003         2002
                       ----------   ----------   ----------   ----------   ----------   ----------
Sold                      223,456      321,990      125,370      140,642       26,356       25,624
Issued for
  reinvested
  distributions             8,988        6,645        2,826          439          331           42
Redeemed                 (188,184)    (374,275)    (317,401)    (304,910)     (36,230)     (35,675)
                       ----------   ----------   ----------   ----------   ----------   ----------
                           44,260      (45,640)    (189,205)    (163,829)      (9,543)     (10,009)
                       ==========   ==========   ==========   ==========   ==========   ==========

                                  REAL ESTATE SECURITIES FUND
                       -------------------------------------------------
                               CLASS A                   CLASS B
                       -----------------------   -----------------------
                          2003         2002         2003        2002
                       ----------   ----------   ----------   ----------
Sold                    2,469,727    1,428,832       76,397      104,942
Issued for
  reinvested
  distributions           179,565      101,578        6,905          342
Redeemed                 (867,006)    (311,365)     (14,709)     (10,152)
                       ----------   ----------   ----------   ----------
                        1,782,286    1,219,045       68,593       95,132
                       ==========   ==========   ==========   ==========

                                                      VENTURE FUND
                       ---------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C
                       -----------------------   -----------------------   -----------------------
                          2003         2002         2003         2002         2003         2002
                       ----------   ----------   ----------   ----------   ----------   ----------
Sold                    1,498,212    1,639,269       75,124      154,746      377,025       98,695
Issued for
  reinvested
  distributions           145,410       79,848       32,270       19,807       15,801        5,281
Redeemed               (1,436,138)  (1,023,466)     (81,316)     (72,399)    (429,870)     (12,771)
                       ----------   ----------   ----------   ----------   ----------   ----------
                          207,484      695,651       26,078      102,154      (37,044)      91,205
                       ==========   ==========   ==========   ==========   ==========   ==========

(6)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Funds loan securities to brokers in exchange for collateral. The Funds receive a fee from the brokers measured as a percent of the loaned securities. At July 31, 2003, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risk to the Funds is that the borrower may not provide additional collateral when required or return the securities when due.

     Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. Wells Fargo Funds Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

     As of July 31, 2003, the cash collateral of each Fund was invested as follows:

                                      REPURCHASE    SHORT-TERM
FUND NAME                             AGREEMENTS    SECURITIES     TOTAL
---------                             ----------    ----------     -----
Enterprise Fund                          56%           44%          100%
Index 500 Fund                           56%           44%          100%
Real Estate Securities Fund              56%           44%          100%
Venture Fund                             56%           44%          100%

     At July 31, 2003, Enterprise Fund, Index 500 Fund, Real Estate Securities Fund, and Venture Fund had securities valued at $15,020,091, $1,794,784, $5,921,410, and $16,492,853 that were on loan to brokers and the Funds had $15,478,749, $1,875,689, $6,139,431, and $17,174,007 in cash collateral, respectively.

(7)  STOCK INDEX FUTURES CONTRACTS

     Investments in securities as of July 31, 2003, included securities valued at $3,155,051 in the Index 500 Fund that were used as collateral to cover initial margin deposits on six open September S&P 500 and thirteen open September S&P 500 EMINI Futures purchase contacts. The market value of the open purchase contracts as of July 31, 2003, was $2,126,963 with an unrealized loss of $6,753.

(8)  ILLIQUID SECURITIES

     At July 31, 2003, each of the Funds' investments in illiquid securities is limited to 10% of net assets at the time of purchase. At July 31, 2003, investments in securities of the Venture Fund include an issue that is illiquid. The value of this illiquid security held by the Venture Fund is $624 which represents 0.0% of net assets.

(9)  COMMISSION RECAPTURE

     The Venture Fund participates in commission recapture agreements with certain brokers whereby a portion of brokerage commissions on security trades are refunded. The commissions recaptured are reported as commission reimbursement income on the statement of operations.

     For the year ended July 31, 2003, the Venture Fund recaptured $660 in brokerage commissions.

(10) FINANCIAL HIGHLIGHTS
ADVANTUS CORNERSTONE FUND
Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002             2001           2000           1999           1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $    11.81      $      12.59      $   15.08      $   15.14      $   13.88      $   18.68
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income                        .12               .08            .09            .06            .15            .16
   Net gains (losses) on securities
     (both realized and unrealized)             .72              (.78)         (2.50)           .13           1.26          (3.04)
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total from investment operations         .84              (.70)         (2.41)           .19           1.41          (2.88)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income        (.11)             (.08)          (.08)          (.05)          (.15)          (.16)
   Distributions from net realized gains          -                 -              -           (.13)             -          (1.76)
   Excess distributions of net realized
     gains                                        -                 -              -           (.06)             -              -
   Tax return of capital                          -                 -              -           (.01)             -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total distributions                     (.11)             (.08)          (.08)          (.25)          (.15)         (1.92)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $    12.54      $      11.81      $   12.59      $   15.08      $   15.14      $   13.88
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                               7.23%            (5.72)%       (15.97)%         1.26%         10.13%        (16.45)%
Net assets, end of period (in thousands) $   63,549      $     57,947      $  65,766      $  81,389      $  92,657      $  93,833
Ratios to average net assets:
  Expenses                                     1.29%             1.24%(b)       1.24%          1.24%          1.21%          1.16%
  Net investment income                        1.05%              .70%(b)        .61%           .43%           .94%           .98%
  Expenses without waivers                     1.50%             1.41%(b)       1.39%          1.34%          1.23%          1.25%
  Net investment income without waivers         .84%              .53%(b)        .46%           .33%           .92%           .89%
Portfolio turnover rate (excluding
  short-term securities)                      123.4%             95.3%         147.9%         180.1%          78.7%         114.4%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.

                                                                                   CLASS B
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002             2001           2000           1999          1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $    11.60      $      12.38      $   14.86      $   14.97      $   13.73      $   18.52
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income (loss)                 .04                 -(c)        (.02)          (.02)           .03            .03
   Net gains (losses) on securities
     (both realized and unrealized)             .71              (.77)         (2.46)           .10           1.24          (3.02)
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total from investment operations         .75              (.77)         (2.48)           .08           1.27          (2.99)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income        (.03)             (.01)             -              -           (.03)          (.04)
   Distributions from net realized gains          -                 -              -           (.13)             -          (1.76)
   Excess distributions of net realized
     gains                                        -                 -              -           (.06)             -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total distributions                     (.03)             (.01)             -           (.19)          (.03)         (1.80)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $    12.32      $      11.60      $   12.38      $   14.86      $   14.97      $   13.73
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                               6.55%            (6.40)%       (16.61)%          .54%          9.26%        (17.21)%
Net assets, end of period (in thousands) $    4,812      $      6,190      $   8,382      $  12,615      $  18,611      $  21,176
Ratios to average net assets:
  Expenses                                     2.04%             1.99%(b)       1.99%          1.99%          1.96%          1.95%
  Net investment income (loss)                  .30%             (.05)%(b)      (.14)%         (.29)%          .20%           .18%
  Expenses without waivers                     2.25%             2.16%(b)       2.14%          2.09%          1.96%          1.95%
  Net investment income (loss) without
    waivers                                     .09%             (.22)%(b)      (.29)%         (.39)%          .20%           .18%
Portfolio turnover rate (excluding
  short-term securities)                      123.4%             95.3%         147.9%         180.1%          78.7%         114.4%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c)  Amount is less than $.01.

                                                                                   CLASS C
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002            2001            2000           1999          1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $    11.56      $      12.35      $   14.82      $   14.93      $   13.68      $   18.48
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income (loss)                 .04                 -(c)        (.02)          (.02)           .03            .03
   Net gains (losses) on securities
     (both realized and unrealized)             .71              (.78)         (2.45)           .10           1.25          (3.04)
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total from investment operations         .75              (.78)         (2.47)           .08           1.28          (3.01)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income        (.03)             (.01)             -              -           (.03)          (.03)
   Distributions from net realized gains          -                 -              -           (.13)             -          (1.76)
   Excess distributions of net realized
     gains                                        -                 -              -           (.06)             -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total distributions                     (.03)             (.01)             -           (.19)          (.03)         (1.79)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $    12.28      $      11.56      $   12.35      $   14.82      $   14.93      $   13.68
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                               6.49%            (6.42)%       (16.58)%          .54%          9.35%        (17.28)%
Net assets, end of period (in thousands) $      593      $        680      $     873      $   1,281      $   2,015      $   3,094
Ratios to average net assets:
  Expenses                                     2.04%             1.99%(b)       1.99%          1.99%          1.96%          1.95%
  Net investment income (loss)                  .30%             (.05)%(b)      (.14)%         (.29)%          .21%           .18%
  Expenses without waivers                     2.25%             2.16%(b)       2.14%          2.09%          1.96%          1.95%
  Net investment income (loss) without
    waivers                                     .09%             (.22)%(b)      (.29)%         (.39)%          .21%           .18%
Portfolio turnover rate (excluding
  short-term securities)                      123.4%             95.3%         147.9%         180.1%          78.7%         114.4%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c)  Amount is less than $.01.

ADVANTUS ENTERPRISE FUND
Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                   CLASS A
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003            2002              2001           2000           1999           1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $     6.44      $       7.20      $   20.77      $   14.56      $   11.32      $   15.90
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment loss                         (.09)             (.08)          (.03)          (.19)          (.14)          (.13)
   Net gains (losses) on securities
     (both realized and unrealized)            1.96              (.68)         (7.07)          6.40           3.38          (4.45)
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total from investment operations        1.87              (.76)         (7.10)          6.21           3.24          (4.58)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Distributions from net realized gains          -                 -          (6.47)             -              -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total distributions                        -                 -          (6.47)             -              -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $     8.31      $       6.44      $    7.20      $   20.77      $   14.56      $   11.32
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                              28.84%           (10.56)%       (44.09)%        42.65%         28.62%        (28.81)%
Net assets, end of period (in thousands) $   35,538      $     27,357      $  30,744      $  56,087      $  40,009      $  31,844
Ratios to average net assets:
  Expenses                                     1.50%             1.38%(b)       1.38%          1.25%          1.33%          1.27%
  Net investmsent loss                        (1.25)%           (1.14)%(b)     (1.00)%         (.92)%         (.97)%         (.91)%
  Expenses without waivers                     1.90%             1.69%(b)       1.60%          1.43%          1.45%          1.44%
  Net investment loss without waivers         (1.65)%           (1.45)%(b)     (1.22)%        (1.10)%        (1.09)%        (1.08)%
Portfolio turnover rate (excluding
  short-term securities)                       64.0%             62.2%         105.4%         181.5%          99.3%          71.1%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.

                                                                                   CLASS B
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002            2001           2000            1999           1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $     5.78      $       6.51      $   19.63      $   13.88      $   10.88      $   15.42
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment loss                         (.13)             (.16)          (.07)          (.35)          (.26)          (.24)
   Net gains (losses) on securities
     (both realized and unrealized)            1.75              (.57)         (6.58)          6.10           3.26          (4.30)
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total from investment operations        1.62              (.73)         (6.65)          5.75           3.00          (4.54)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Distributions from net realized gains          -                 -          (6.47)             -              -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total distributions                        -                 -          (6.47)             -              -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $     7.40      $       5.78      $    6.51      $   19.63      $   13.88      $   10.88
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                              28.03%           (11.22)%       (44.59)%        41.43%         27.57%        (29.44)%
Net assets, end of period (in thousands) $    3,045      $      3,345      $   4,440      $   9,086      $   6,491      $   5,903
Ratios to average net assets:
  Expenses                                     2.25%             2.23%(b)       2.23%          2.10%          2.18%          2.14%
  Net investment loss                         (2.00)%           (1.99)%(b)     (1.85)%        (1.77)%        (1.82)%        (1.77)%
  Expenses without waivers                     2.65%             2.44%(b)       2.35%          2.10%          2.18%          2.14%
  Net investment loss without waivers         (2.40)%           (2.20)%(b)     (1.97)%        (1.77)%        (1.82)%        (1.77)%
Portfolio turnover rate (excluding
  short-term securities)                       64.0%             62.2%         105.4%         181.5%          99.3%          71.1%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.

                                                                                   CLASS C
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002             2001           2000           1999          1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $     5.78      $       6.50      $   19.62      $   13.87      $   10.87      $   15.41
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment loss                         (.13)             (.15)          (.05)          (.36)          (.27)          (.26)
   Net gains (losses) on securities
     (both realized and unrealized)            1.75              (.57)         (6.60)          6.11           3.27          (4.28)
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total from investment operations        1.62              (.72)         (6.65)          5.75           3.00          (4.54)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Distributions from net realized gains          -                 -          (6.47)             -              -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total distributions                        -                 -          (6.47)             -              -              -
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $     7.40      $       5.78      $    6.50      $   19.62      $   13.87      $   10.87
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                              28.03%           (11.21)%       (44.54)%        41.46%         27.48%        (29.40)%
Net assets, end of period (in thousands) $      403      $        421      $     541      $   1,079      $     812      $     780
Ratios to average net assets:
  Expenses                                     2.25%             2.23%(b)       2.23%          2.10%          2.18%          2.14%
  Net investment loss                         (2.00)%           (1.99)%(b)     (1.85)%        (1.77)%        (1.82)%        (1.78)%
  Expenses without waivers                     2.65%             2.44%(b)       2.35%          2.10%          2.18%          2.14%
  Net investment loss without waivers         (2.40)%           (2.20)%(b)     (1.97)%        (1.77)%        (1.82)%        (1.78)%
Portfolio turnover rate (excluding
  short-term securities)                       64.0%             62.2%         105.4%         181.5%          99.3%          71.1%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.

ADVANTUS HORIZON FUND
Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                   CLASS A
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002             2001           2000           1999          1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $    11.23      $      12.63      $   31.08      $   26.88      $   23.59      $   23.06
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment loss                         (.04)             (.07)          (.16)          (.28)          (.16)          (.09)
   Net gains (losses) on securities
     (both realized and unrealized)            1.28             (1.33)        (13.38)          5.41           5.77           3.48
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total from investment operations        1.24             (1.40)        (13.54)          5.13           5.61           3.39
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Distributions from net realized gains          -                 -          (4.91)          (.93)         (2.32)         (2.86)
                                         ----------      ------------      ---------      ---------      ---------      ---------
       Total distributions                        -                 -          (4.91)          (.93)         (2.32)         (2.86)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $    12.47      $      11.23      $   12.63      $   31.08      $   26.88      $   23.59
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                              11.04%           (11.08)%       (49.46)%        19.26%         24.74%         16.38%
Net assets, end of period (in thousands) $   21,928      $     21,830      $  27,603      $  63,568      $  56,581      $  47,183
Ratios to average net assets:
  Expenses                                     1.37%             1.35%(b)       1.35%          1.33%          1.30%          1.36%
  Net investment loss                          (.34)%            (.58)%(b)      (.85)%         (.89)%         (.61)%         (.39)%
  Expenses without waivers                     2.50%             2.17%(b)       1.81%          1.42%          1.30%          1.37%
  Net investment loss without waivers         (1.47)%           (1.40)%(b)     (1.32)%         (.97)%         (.61)%         (.40)%
Portfolio turnover rate (excluding
  short-term securities)                      156.6%             67.6%         129.6%         109.3%          60.1%          72.6%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.

                                                                                   CLASS B
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002             2001           2000           1999           1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $    10.27      $      11.62      $   29.26      $   25.54      $   22.65      $   22.41
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment loss                         (.13)             (.16)          (.30)          (.49)          (.32)          (.22)
   Net gains (losses) on securities
     (both realized and unrealized)            1.18             (1.19)        (12.43)          5.14           5.53           3.32
                                         ----------      ------------      ---------      ---------      ---------      ---------
        Total from investment operations       1.05             (1.35)        (12.73)          4.65           5.21           3.10
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Distributions from net realized gains          -                 -          (4.91)          (.93)         (2.32)         (2.86)
                                         ----------      ------------      ---------      ---------      ---------      ---------
        Total distributions                       -                 -          (4.91)          (.93)         (2.32)         (2.86)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $    11.32      $      10.27      $   11.62      $   29.26      $   25.54      $   22.65
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                              10.33%           (11.71)%       (49.85)%        18.40%         23.93%         15.48%
Net assets, end of period (in thousands) $    6,128      $      7,507      $  10,679      $  26,878      $  23,561      $  17,100
Ratios to average net assets:
  Expenses                                     2.12%             2.10%(b)       2.10%          2.08%          2.04%          2.07%
  Net investment loss                         (1.09)%           (1.33)%(b)     (1.60)%        (1.63)%        (1.34)%        (1.11)%
  Expenses without waivers                     3.25%             2.92%(b)       2.56%          2.17%          2.04%          2.07%
  Net investment loss without waivers         (2.22)%           (2.15)%(b)     (2.07)%        (1.72)%        (1.34)%        (1.11)%
Portfolio turnover rate (excluding
  short-term securities)                      156.6%             67.6%         129.6%         109.3%          60.1%          72.6%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.

                                                                                   CLASS C
                                         ----------------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                          OCTOBER 1,
                                         YEAR ENDED        2001 TO                        YEAR ENDED SEPTEMBER 30,
                                          JULY 31,         JULY 31,        ------------------------------------------------------
                                            2003             2002             2001           2000           1999          1998
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, beginning of period     $    10.34      $      11.71      $   29.44      $   25.69      $   22.79      $   22.38
                                         ----------      ------------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment loss                         (.13)             (.16)          (.30)          (.51)          (.36)          (.24)
   Net gains (losses) on securities
     (both realized and unrealized)            1.20             (1.21)        (12.52)          5.19           5.58           3.51
                                         ----------      ------------      ---------      ---------      ---------      ---------
        Total from investment operations       1.07             (1.37)        (12.82)          4.68           5.22           3.27
                                         ----------      ------------      ---------      ---------      ---------      ---------
Less distributions:
   Distributions from net realized gains          -                 -          (4.91)          (.93)         (2.32)         (2.86)
                                         ----------      ------------      ---------      ---------      ---------      ---------
        Total distributions                       -                 -          (4.91)          (.93)         (2.32)         (2.86)
                                         ----------      ------------      ---------      ---------      ---------      ---------
Net asset value, end of period           $    11.41      $      10.34      $   11.71      $   29.44      $   25.69      $   22.79
                                         ==========      ============      =========      =========      =========      =========
Total return (a)                              10.35%           (11.71)%       (49.84)%        18.37%         23.82%         15.74%
Net assets, end of period (in thousands) $      558      $        658      $     988      $   2,396      $   2,540      $   2,299
Ratios to average net assets:
  Expenses                                     2.12%             2.10%(b)       2.10%          2.08%          2.04%          2.07%
  Net investment loss                         (1.09)%           (1.33)%(b)     (1.60)%        (1.63)%        (1.34)%        (1.10)%
  Expenses without waivers                     3.25%             2.92%(b)       2.56%          2.17%          2.04%          2.07%
  Net investment loss without waivers         (2.22)%           (2.15)%(b)     (2.07)%        (1.72)%        (1.34)%        (1.10)%
Portfolio turnover rate (excluding
  short-term securities)                      156.6%             67.6%         129.6%         109.3%          60.1%          72.6%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.

ADVANTUS INDEX 500 FUND
Per share data for a share of capital stock and selected information for each year are as follows:

                                                                                      CLASS A
                                                       ------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                       ------------------------------------------------------------------------
                                                          2003           2002           2001           2000            1999
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, beginning of year                     $    12.00     $    15.92     $    18.93     $    17.74     $      15.06
                                                       ----------     ----------     ----------     ----------     ------------
Income from investment operations:
   Net investment income                                      .11            .11            .12            .10              .11
   Net gains (losses) on securities
     (both realized and unrealized)                          1.05          (3.94)         (2.98)          1.27             2.74
                                                       ----------     ----------     ----------     ----------     ------------
        Total from investment operations                     1.16          (3.83)         (2.86)          1.37             2.85
                                                       ----------     ----------     ----------     ----------     ------------
Less distributions:
   Dividends from net investment income                      (.11)          (.09)          (.10)          (.03)            (.10)
   Distributions from net realized gains                        -              -           (.05)          (.15)            (.07)
                                                       ----------     ----------     ----------     ----------     ------------
        Total distributions                                  (.11)          (.09)          (.15)          (.18)            (.17)
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, end of year                           $    13.05     $    12.00     $    15.92     $    18.93     $      17.74
                                                       ==========     ==========     ==========     ==========     ============
Total return (a)                                             9.76%        (24.14)%       (15.12)%         7.67%           19.13%
Net assets, end of year (in thousands)                 $   20,371     $   18,196     $   24,870     $   24,723     $     25,498
Ratios to average net assets:
  Expenses                                                    .85%           .75%           .75%           .75%             .75%
  Net investment income                                       .93%           .77%           .72%           .52%             .64%
  Expenses without waivers                                   1.68%          1.53%          1.43%          1.38%            1.43%
  Net investment income (loss) without waivers                .10%          (.01)%          .04%          (.11)%           (.04)%
Portfolio turnover rate (excluding
  short-term securities)                                      4.3%          13.6%          17.2%          42.6%            25.3%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                                                                      CLASS B
                                                       ------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                       ------------------------------------------------------------------------
                                                          2003           2002           2001           2000            1999
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, beginning of year                     $    11.78     $    15.66     $    18.68     $    17.64     $      15.01
                                                       ----------     ----------     ----------     ----------     ------------
Income from investment operations:
   Net investment income (loss)                               .03           (.01)          (.02)          (.06)            (.03)
   Net gains (losses) on securities
     (both realized and unrealized)                          1.02          (3.86)         (2.93)          1.25             2.73
                                                       ----------     ----------     ----------     ----------     ------------
        Total from investment operations                     1.05          (3.87)         (2.95)          1.19             2.70
                                                       ----------     ----------     ----------     ----------     ------------
Less distributions:
   Dividends from net investment income                      (.03)          (.01)          (.02)             -                -
   Distributions from net realized gains                        -              -           (.05)          (.15)            (.07)
                                                       ----------     ----------     ----------     ----------     ------------
        Total distributions                                  (.03)          (.01)          (.07)          (.15)            (.07)
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, end of year                           $    12.80     $    11.78     $    15.66     $    18.68     $      17.64
                                                       ==========     ==========     ==========     ==========     ============
Total return (a)                                             8.94%        (24.80)%       (15.77)%         6.71%           18.10%
Net assets, end of year (in thousands)                 $   13,402     $   14,559     $   21,931     $   28,077     $     24,202
Ratios to average net assets:
  Expenses                                                   1.60%          1.60%          1.60%          1.60%            1.60%
  Net investment income (loss)                                .18%          (.08)%         (.11)%         (.33)%           (.21)%
  Expenses without waivers                                   2.43%          2.28%          2.18%          2.13%            2.16%
  Net investment loss without waivers                        (.65)%         (.76)%         (.69)%         (.86)%           (.77)%
Portfolio turnover rate (excluding
  short-term securities)                                      4.3%          13.6%          17.2%          42.6%            25.3%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                                                                      CLASS C
                                                       ------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                       ------------------------------------------------------------------------
                                                          2003           2002           2001           2000            1999
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, beginning of year                     $    11.75     $    15.63     $    18.64     $    17.60     $      14.97
                                                       ----------     ----------     ----------     ----------     ------------
Income from investment operations:
   Net investment income (loss)                               .03           (.01)          (.03)          (.06)            (.03)
   Net gains (losses) on securities
     (both realized and unrealized)                          1.02          (3.86)         (2.91)          1.25             2.73
                                                       ----------     ----------     ----------     ----------     ------------
        Total from investment operations                     1.05          (3.87)         (2.94)          1.19             2.70
                                                       ----------     ----------     ----------     ----------     ------------
Less distributions:
   Dividends from net investment income                      (.03)          (.01)          (.02)             -                -
   Distributions from net realized gains                        -              -           (.05)          (.15)            (.07)
                                                       ----------     ----------     ----------     ----------     ------------
        Total distributions                                  (.03)          (.01)          (.07)          (.15)            (.07)
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, end of year                           $    12.77     $    11.75     $    15.63     $    18.64     $      17.60
                                                       ==========     ==========     ==========     ==========     ============
Total return (a)                                             8.97%        (24.80)%       (15.80)%         6.73%           18.03%
Net assets, end of year (in thousands)                 $    1,622     $    1,605     $    2,291     $    3,168     $      2,910
Ratios to average net assets:
  Expenses                                                   1.60%          1.60%          1.60%          1.60%            1.60%
  Net investment income (loss)                                .18%          (.08)%         (.11)%         (.33)%           (.21)%
  Expenses without waivers                                   2.43%          2.28%          2.18%          2.13%            2.16%
  Net investment loss without waivers                        (.65)%         (.76)%         (.69)%         (.86)%           (.77)%
Portfolio turnover rate (excluding
  short-term securities)                                      4.3%          13.6%          17.2%          42.6%            25.3%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

ADVANTUS REAL ESTATE SECURITIES FUND
Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                      CLASS A
                                                       ------------------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                   FEBRUARY 25,
                                                                         YEAR ENDED JULY 31,                       1999 (c) TO
                                                       -------------------------------------------------------       JULY 31,
                                                          2003           2002           2001           2000            1999
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, beginning of period                   $    11.93     $    11.67     $    11.23     $    10.25     $      10.02
                                                       ----------     ----------     ----------     ----------     ------------
Income from investment operations:
   Net investment income                                      .48            .32            .51            .43              .18
   Net gains on securities
     (both realized and unrealized)                          1.72           1.01            .47           1.00              .31
                                                       ----------     ----------     ----------     ----------     ------------
      Total from investment operations                       2.20           1.33            .98           1.43              .49
                                                       ----------     ----------     ----------     ----------     ------------
Less distributions:
   Dividends from net investment income                      (.48)          (.28)          (.54)          (.41)            (.18)
   Distributions from net realized gains                     (.23)          (.79)             -           (.04)               -
   Excess distributions of net investment income                -              -              -              -             (.08)
                                                       ----------     ----------     ----------     ----------     ------------
      Total distributions                                    (.71)         (1.07)          (.54)          (.45)            (.26)
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, end of period                         $    13.42     $    11.93     $    11.67     $    11.23     $      10.25
                                                       ==========     ==========     ==========     ==========     ============
Total return (a)                                            19.65%         12.31%          9.10%         14.89%            4.78%
Net assets, end of period (in thousands)               $   60,198     $   32,269     $   17,336     $   11,704     $      6,113
Ratios to average net assets:
  Expenses                                                   1.46%          1.50%          1.50%          1.50%            1.50%(b)
  Net investment income                                      2.95%          2.83%          4.29%          4.26%            4.09%(b)
  Expenses without waivers                                   1.46%          1.69%          1.99%          2.72%            3.49%(b)
  Net investment income without waivers                      2.95%          2.64%          3.81%          3.04%            2.10%(b)
Portfolio turnover rate (excluding
  short-term securities)                                     48.2%         101.2%         173.1%         116.8%            51.5%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c)  Date shares became effectively registered.

                                                                                     CLASS B
                                                                          ------------------------------
                                                                                            PERIOD FROM
                                                                                            NOVEMBER 28,
                                                                            YEAR ENDED      2002 (c) TO
                                                                             JULY 31,         JULY 31,
                                                                               2003             2002
                                                                           ------------     ------------
Net asset value, beginning of period                                       $      11.89     $      11.56
                                                                           ------------     ------------
Income from investment operations:
   Net investment income                                                            .40              .11
   Net gains on securities (both realized and unrealized)                          1.70             1.23
                                                                           ------------     ------------
       Total from investment operations                                            2.10             1.34
                                                                           ------------     ------------
Less distributions:
   Dividends from net investment income                                            (.40)            (.22)
   Distributions from net realized gains                                           (.23)            (.79)
                                                                           ------------     ------------
       Total distributions                                                         (.63)           (1.01)
                                                                           ------------     ------------
Net asset value, end of period                                             $      13.36     $      11.89
                                                                           ============     ============
Total return (a)                                                                  18.73%            7.75%
Net assets, end of period (in thousands)                                   $      2,187     $      1,131
Ratios to average net assets:
  Expenses                                                                         2.21%            2.40%(b)
  Net investment income                                                            2.20%            1.29%(b)
  Expenses without waivers                                                         2.21%            2.44%(b)
  Net investment income without waivers                                            2.20%            1.25%(b)
Portfolio turnover rate (excluding short-term securities)                          48.2%           101.2%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c)  Inception date of Class B shares.

ADVANTUS VENTURE FUND
Per share data for a share of capital stock and selected information for each year are as follows:

                                                                                      CLASS A
                                                       ------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                       ------------------------------------------------------------------------
                                                          2003           2002           2001           2000            1999
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, beginning of year                     $    12.25     $    15.05     $    11.47     $    11.20     $      12.03
                                                       ----------     ----------     ----------     ----------     ------------
Income from investment operations:
   Net investment income (loss)                              (.09)          (.08)          (.06)           .05              .10
   Net gains (losses) on securities
     (both realized and unrealized)                          1.74          (1.84)          4.04            .32             (.59)
                                                       ----------     ----------     ----------     ----------     ------------
       Total from investment operations                      1.65          (1.92)          3.98            .37             (.49)
                                                       ----------     ----------     ----------     ----------     ------------
Less distributions:
   Dividends from net investment income                         -(b)           -              -           (.06)            (.09)
   Distributions from net realized gains                     (.88)          (.88)          (.40)             -             (.23)
   Dividends in excess of net investment income                 -              -              -           (.04)               -
   Tax return of capital                                        -              -              -              -             (.02)
                                                       ----------     ----------     ----------     ----------     ------------
       Total distributions                                   (.88)          (.88)          (.40)          (.10)            (.34)
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, end of year                           $    13.02     $    12.25     $    15.05     $    11.47     $      11.20
                                                       ==========     ==========     ==========     ==========     ============
Total return (a)                                            14.91%        (13.27)%        35.18%          3.74%           (3.89)%
Net assets, end of year (in thousands)                 $   59,141     $   53,071     $   54,735     $   31,371     $     31,683
Ratios to average net assets:
  Expenses                                                   1.53%          1.27%          1.40%          1.40%            1.40%
  Net investment income (loss)                               (.82)%         (.57)%         (.56)%          .63%             .81%
  Expenses without waivers                                   1.53%          1.37%          1.51%          1.71%            1.64%
  Net investment income (loss) without waivers               (.82)%         (.67)%         (.67)%          .32%             .57%
Portfolio turnover rate (excluding
  short-term securities)                                     54.2%          37.3%          37.8%         169.0%           103.9%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Amount is less than $.01.

                                                                                      CLASS B
                                                       ------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                       ------------------------------------------------------------------------
                                                          2003           2002           2001           2000            1999
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, beginning of year                     $    11.90     $    14.77     $    11.36     $    11.11     $      11.94
                                                       ----------     ----------     ----------     ----------     ------------
Income from investment operations:
   Net investment loss                                       (.17)          (.17)          (.16)          (.04)               -
   Net gains (losses) on securities
    (both realized and unrealized)                           1.68          (1.82)          3.97            .32             (.58)
                                                       ----------     ----------     ----------     ----------     ------------
      Total from investment operations                       1.51          (1.99)          3.81            .28             (.58)
                                                       ----------     ----------     ----------     ----------     ------------
Less distributions:
   Dividends from net investment income                         -(b)           -              -           (.02)            (.02)
   Distributions from net realized gains                     (.88)          (.88)          (.40)             -             (.23)
   Dividends in excess of net investment income                 -              -              -           (.01)               -
                                                       ----------     ----------     ----------     ----------     ------------
      Total distributions                                    (.88)          (.88)          (.40)          (.03)            (.25)
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, end of year                           $    12.53     $    11.90     $    14.77     $    11.36     $      11.11
                                                       ==========     ==========     ==========     ==========     ============
Total return (a)                                            14.13%        (14.02)%        34.01%          2.89%           (4.77)%
Net assets, end of year (in thousands)                 $    5,097     $    4,531     $    4,114     $    2,500     $      3,115
Ratios to average net assets:
  Expenses                                                   2.28%          2.12%          2.25%          2.24%            2.25%
  Net investment loss                                       (1.57)%        (1.42)%        (1.41)%         (.24)%           (.04)%
  Expenses without waivers                                   2.28%          2.12%          2.26%          2.45%            2.36%
  Net investment loss without waivers                       (1.57)%        (1.42)%        (1.42)%         (.45)%           (.15)%
Portfolio turnover rate (excluding
  short-term securities)                                     54.2%          37.3%          37.8%         169.0%           103.9%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Amount is less than $.01.

                                                                                      CLASS C
                                                       ------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                       ------------------------------------------------------------------------
                                                          2003           2002           2001           2000            1999
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, beginning of year                     $    11.96     $    14.83     $    11.41     $    11.15     $      11.98
                                                       ----------     ----------     ----------     ----------     ------------
Income from investment operations:
   Net investment loss                                       (.19)          (.14)          (.15)          (.03)            (.01)
   Net gains (losses) on securities
     (both realized and unrealized)                          1.71          (1.85)          3.98            .32             (.57)
                                                       ----------     ----------     ----------     ----------     ------------
       Total from investment operations                      1.52          (1.99)          3.83            .29             (.58)
                                                       ----------     ----------     ----------     ----------     ------------
Less distributions:
   Dividends from net investment income                         -(b)           -              -           (.02)            (.02)
   Distributions from net realized gains                     (.88)          (.88)          (.40)             -             (.23)
   Distributions in excess of net investment income             -              -              -           (.01)               -
                                                       ----------     ----------     ----------     ----------     ------------
       Total distributions                                   (.88)          (.88)          (.40)          (.03)            (.25)
                                                       ----------     ----------     ----------     ----------     ------------
Net asset value, end of year                           $    12.60     $    11.96     $    14.83     $    11.41     $      11.15
                                                       ==========     ==========     ==========     ==========     ============
Total return (a)                                            14.15%        (13.96)%        33.94%          2.95%           (4.81)%
Net assets, end of year (in thousands)                 $    1,089     $    1,477     $      479     $      273     $        467
Ratios to average net assets:
  Expenses                                                   2.28%          2.12%          2.25%          2.24%            2.25%
  Net investment loss                                       (1.57)%        (1.42)%        (1.41)%         (.24)%           (.04)%
  Expenses without waivers                                   2.28%          2.12%          2.26%          2.45%            2.36%
  Net investment loss without waivers                       (1.57)%        (1.42)%        (1.42)%         (.45)%           (.15)%
Portfolio turnover rate (excluding
  short-term securities)                                     54.2%          37.3%          37.8%         169.0%           103.9%

----------
(a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Amount is less than $.01.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.
Advantus Enterprise Fund, Inc.
Advantus Horizon Fund, Inc.
Advantus Index 500 Fund, Inc.
Advantus Real Estate Securities Fund, Inc.
Advantus Venture Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus Horizon Fund, Inc., Advantus Index 500 Fund, Inc., Advantus Real Estate Securities Fund, Inc., and Advantus Venture Fund, Inc. as of July 31, 2003, and the related statements of operations and statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus Horizon Fund, Inc., Advantus Index 500 Fund, Inc., Advantus Real Estate Securities Fund, Inc., and Advantus Venture Fund, Inc. as of July 31, 2003, and the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, MN
September 5, 2003

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Funds in the fiscal period ended July 31, 2003. Dividends for the 2003 calendar year will be reported to you on Form 1099-Div in late January 2004. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

For the fiscal year ended July 31, 2003 certain dividends paid by the funds may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

ADVANTUS CORNERSTONE FUND
INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, 100% QUALIFYING FOR DEDUCTION BY CORPORATIONS

CLASS A

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .0281
December 27, 2002                                 .0327
March 28, 2003                                    .0295
June 27, 2003                                     .0198
                                                -------
                                                $ .1101
                                                =======

CLASS B

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .0056
December 27, 2002                                 .0107
March 28, 2003                                    .0090
                                                -------
                                                $ .0253
                                                =======

CLASS C

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .0065
December 27, 2002                                 .0107
March 28, 2003                                    .0095
                                                -------
                                                $ .0267
                                                =======

ADVANTUS INDEX 500 FUND
INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, 100% QUALIFYING FOR DEDUCTIONS BY CORPORATIONS

CLASS A

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .0305
December 27, 2002                                 .0315
March 28, 2003                                    .0330
June 27, 2003                                     .0107
                                                -------
                                                $ .1057
                                                =======

CLASS B

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .0066
December 27, 2002                                 .0097
March 28, 2003                                    .0123
                                                -------
                                                $ .0286
                                                =======

CLASS C

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .0068
December 27, 2002                                 .0094
March 28, 2003                                    .0134
                                                -------
                                                $ .0296
                                                =======

ADVANTUS REAL ESTATE SECURITIES FUND
INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, 23.3% QUALIFYING FOR DEDUCTIONS BY CORPORATIONS.

CLASS A

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .1318
December 27, 2002                                 .0948
March 28, 2003                                    .1461
June 27, 2003                                     .1098
                                                -------
                                                $ .4825
                                                =======

Capital gains distributions-taxable as
  long-term capital gains, 20% rate.
December 17, 2002*                              $ .2235
March 28, 2003*                                   .0068
                                                -------
                                                $ .2303
                                                =======

* Includes $.1109 of short-term capital gains (taxable as dividend income).

CLASS B

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
September 27, 2002                              $ .1124
December 27, 2002                                 .0747
March 28, 2003                                    .1263
June 21, 2002                                     .0894
                                                -------
                                                $ .4028
                                                =======

Capital gains distributions-taxable as
  long-term capital gains, 20% rate.
December 17, 2002*                              $ .2235
March 28, 2003*                                   .0068
                                                -------
                                                $ .2303
                                                =======

* Includes $.1109 of short-term capital gains (taxable as dividend income).

ADVANTUS VENTURE FUND
INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, 0.0% QUALIFYING FOR DEDUCTIONS BY CORPORATIONS.

CLASS A, CLASS B AND CLASS C

                                                  PER
PAYABLE DATE                                     SHARE
------------                                    -------
Capital gains distributions-taxable as
  long-term capital gains, 20% rate.
December 17, 2002*                              $ .8774
                                                =======

* Includes $.0020 of short-term capital gains (taxable as dividend income).

                                                                  ADVANTUS FUNDS
                                                DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of each Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital") or Waddell & Reed Ivy Investment Company ("WRIICO"), or as officers of companies affiliated with Advantus Capital or WRIICO, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, WRIICO, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of each Fund, and also serve in the same capacity for each of the other six Advantus Funds (the Advantus Funds are the twelve registered investment companies bearing the Advantus name, consisting of 29 portfolios, for which Advantus Capital, WRIICO or an affiliate of WRIICO serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                          POSITION WITH FUND
NAME, ADDRESS(1)          AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                   TIME SERVED               DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William N. Westhoff       Director since            Retired since July 2002, prior thereto President, Treasurer and Director,
Age: 56                   July 23, 1998             Advantus Capital Management, Inc.; Senior Vice President and Treasurer,
                                                    Minnesota Life Insurance Company since April 1998; Senior Vice President,
                                                    Global Investments, American Express Financial Corporation, Minneapolis,
                                                    Minnesota, from August 1994 to October 1997

INDEPENDENT DIRECTORS

Ralph D. Ebbott           Director since            Retired, Vice President and Treasure of Minnesota Mining and Manufacturing
Age: 76                   February 25, 1985         Company (industrial and consumer products) through June 1989

William C. Melton         Director since            Founder and President of Melton Research Inc. since 1997; member of the
Age: 55                   April 25, 2002            Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis
                                                    StarTribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American
                                                    Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief
                                                    Economist and, thereafter, Chief International Economist

Ellen S. Berscheid        Director since            Regents' Professor of Psychology at the University of Minnesota
Age: 66                   October 22, 1985

OTHER EXECUTIVE OFFICERS
Dianne M. Orbison         President since           President and Treasurer, Advantus Capital Management, Inc.; Vice President and
Age: 51                   July 25, 2002             Treasurer, Minnesota Life Insurance Company; Vice President and Treasurer,
                                                    Minnesota Mutual Companies, Inc.; Vice President and Treasurer, Securian
                                                    Financial Group, Inc.; Vice President and Treasurer, Securian Holding Company;
                                                    President and Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); President and
                                                    Treasurer, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of
                                                    Advantus Capital)

Gary M. Kleist            Vice President and        Vice President - Chief Operations Officer, Advantus Capital Management, Inc.;
Age: 43                   Treasurer since           Second Vice President, Minnesota Life Insurance Company; Vice President and
                          July 24, 2003             Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice
                                                    President, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of
                                                    Advantus Capital); Vice President and Secretary, MMLIC Imperial Corporation.

Michael J. Radmer         Secretary since           Partner with the law firm of Dorsey & Whitney LLP
Dorsey & Whitney LLP      February 25, 1985
50 South Sixth Street
Minneapolis,
Minnesota 55402
Age: 58

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Funds: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

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AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an
Advantus Fund account for as little as $500 when you agree to make investments of not less than $50 under the plan and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the

                                       126
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Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Minimum lump-sum initial investment is $1,000 ($500 for qualified accounts and accounts covered by an automatic investment plan). Minimum subsequent investment is $50.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to each of the Funds except Advantus Cornerstone Fund, Inc., Advantus Horizon Fund, Inc. and Advantus Spectrum Fund, Inc., selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.) WRIICO serves as the investment adviser to each of Advantus Cornerstone Fund, Inc., Advantus Horizon Fund, Inc. and Advantus Spectrum Fund, Inc., and selects and reviews the investments for each of those Funds.

Advantus Capital Management, Inc. manages nine mutual funds containing $2.3 billion in assets in addition to $13.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT APPLICABLE
                             MUTUAL FUND PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                     [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

                                Distributed by:
                                SECURIAN FINANCIAL SERVICES, INC.
                                Securities Dealer, Member NASD/SIPC.
                                Registered Investment Advisor

                                400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                                3010-2003-9036

SECURIAN FINANCIAL SERVICES, INC.

400 ROBERT STREET NORTH                                  PRESORTED STANDARD
ST. PAUL, MN 55101-2098                                  U.S. POSTAGE PAID
                                                            ST. PAUL, MN
                                                          PERMIT NO. 3547

CHANGE SERVICE REQUESTED


F. 58297 Rev. 9-2003

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 10(a)(1)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Ralph D. Ebbott, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Ebbott as the Audit Committee's financial expert. Mr. Ebbott is an "independent" Director pursuant to paragraph
(a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

    (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

    (b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

         Exhibit 99.CODE ETH attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

         Exhibit 99.CERT attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of

1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of
Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C.
78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

         Exhibit 99.906 Cert attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus Index 500 Fund, Inc.

By (Signature and Title) /s/Dianne M. Orbison
                            -----------------
                           Dianne M. Orbison, President

Date: September 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Dianne M. Orbison
                            -----------------
                           Dianne M. Orbison, President (Principal Executive
                                                         Officer)

By (Signature and Title) /s/Gary M. Kleist
                            --------------
                           Gary M. Kleist, Treasurer (Principal Financial
                                                      Officer and Accounting
                                                      Officer)

Date: September 29, 2003